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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                       811-7452
       --------------------------------------------------


                          AIM Variable Insurance Funds
  -----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
  ----------------------------------------------------------------------------
              (Address of principal executive offices)   (Zip code)

   Robert H. Graham     11 Greenway Plaza,  Suite 100  Houston, Texas  77046
 -----------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:   (713) 626-1919
                                                    -----------------------

Date of fiscal year end:      12/31
                         ----------------

Date of reporting period:   12/31/04
                         ----------------

Item 1. Reports to Stockholders.

                                                        AIM V.I. CORE STOCK FUND

                               Annual Report to Shareholders . December 31, 2004

                        EFFECTIVE OCTOBER 15, 2004, INVESCO VIF-CORE EQUITY FUND
                                            WAS RENAMED AIM V.I. CORE STOCK FUND

                   AIM V.I. CORE STOCK FUND seeks to provide a high total return through both growth and current income.

 UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF 12/31/04
                                               AND IS BASED ON TOTAL NET ASSETS.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

                          [Your goals. Our solutions.]
                            - registered trademark -
                                                         [AIM Investments Logo]
                                                        - registered trademark -
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. CORE STOCK FUND

MANAGEMENT'S DISCUSSION
OF FUND PERFORMANCE

As did the market at large, AIM V.I. Core Stock Fund produced its best total return during the fourth quarter of 2004. However, for the year as a whole the fund underperformed its broad, market index and its Lipper index of

================================================================================
FUND VS. INDEXES

Total returns, 12/31/03-12/31/04, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                                                            4.24%

Series II Shares                                                           3.99

S&P 500 Index (Broad Market Index)                                        10.87

Lipper Large-Cap Core Fund Index
(Peer Group Index)                                                         8.29

Source: Lipper, Inc.
================================================================================

comparable funds mainly because the fund was positioned largely in sectors expected to do well in a strong economy. Markets, by contrast, behaved as if macroeconomic indicators such as rising oil prices might dampen economic growth. Not until the final quarter of the year did the markets share our optimism.

HOW WE INVEST

The fund's investment strategy is a disciplined strategy we call multiple attribute diversification. With this strategy, stocks can be eligible for selection if they if they possess at least one of three attributes. These attributes are:

.. Low P/E ratio: The stock's price-to-earnings ratio must be 20% below the average P/E ratio of the stocks in the S&P 500.

.. High yield: The stock's dividend yield must be 20% higher than the average dividend of the stocks in the S&P 500.

.. Above average growth: The stock exhibits one of the following: earnings growth of at least 10% over the last five years, no down years in earnings for the previous five years, or earnings that are consistently in the top 25% of stocks in the S&P 500.

     The fund's portfolio is diversified across these three attributes, in that we maintain a 20% to 50% exposure to each attribute. This results in a portfolio that contains both growth and value stocks. We believe that because growth and value stocks alternately outperform one another as market conditions change, a portfolio containing both types helps protect the fund from the volatility that can be associated with investing solely in growth or value stocks.

     The fund focuses on large- and mid-cap stocks. After stocks with the appropriate market capitalization have been found to possess one or more of the three attributes, they are further analyzed so that we are certain they pass scrutiny based on fundamental, valuation and technical factors.

MARKET CONDITIONS AND YOUR FUND

Very limited exposure to such strongly performing sectors as energy and utilities and security selection in other sectors explain most of the disparity in performance between the fund and indexes.

     For the year covered by this report, the fund has been positioned based on management's expectation of continuing economic expansion and correspondingly strong capital markets. Thus, AIM V.I. Core Stock Fund has been focused on sectors that are most leveraged to strong economic activity, including materials, information technology and industrials. We have been underweight the more defensive sectors of the market, including energy and utilities, which were the best-performing sectors of the S&P 500 Index for the year.

     For much of the fiscal year, investors were simply less optimistic than we were about prospects for the economy. Only late in the year did investors react to a decline in oil prices, improving economic statistics and the end of another presidential election cycle; markets then began to favor more cyclical sectors such as industrials, a sector that performed well for the fund.

     The telecommunication services sector is another sector that performed well during the fiscal year. We had no holdings in this sector because of our concerns about the shifting regulatory environment for telecommunications companies.

================================================================================

PORTFOLIO COMPOSITION
By sector

1. Information Technology                                                  22.5%
2. Financials                                                              21.2
3. Industrials                                                             16.1
4. Health Care                                                             13.3
5. Consumer Discretionary                                                   9.0
6. Materials                                                                8.3
7. Consumer Staples                                                         7.3
8. Energy                                                                   1.6
   Money Market Funds Plus Other Assets Less Liabilities                    0.7
================================================================================

================================================================================

TOP 10 EQUITY HOLDINGS*

 1. Johnson & Johnson                                                       3.4%
 2. Pfizer Inc.                                                             3.0
 3. General Electric Co.                                                    2.9
 4. Wal-Mart Stores, Inc.                                                   2.8
 5. Eaton Corp.                                                             2.8
 6. Citigroup Inc.                                                          2.7
 7. Goldman Sachs Group, Inc. (The)                                         2.6
 8. American International Group, Inc.                                      2.6
 9. Microsoft Corp.                                                         2.5
10. Morgan Stanley                                                          2.4
================================================================================

================================================================================

TOP 10 INDUSTRIES*
 1. Pharmaceuticals                                                        10.3%
 2. Semiconductors                                                          7.4
 3. Investment Banking & Brokerage                                          6.9
 4. Industrial Machinery                                                    6.4
 5. Thrifts & Mortgage Finance                                              4.7
 6. Industrial Gases                                                        3.9
 7. Systems Software                                                        3.9
 8. Aerospace & Defense                                                     3.9
 9. Other Diversified Financial Services                                    3.9
10. Home Improvement Retail                                                 3.8
================================================================================

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

* Excluding money market fund holdings.

AIM V.I. CORE STOCK FUND

     The fund's large-cap bias also worked against it this year, as mid- and small-cap stocks outperformed large-cap stocks.

     Two industrial holdings that we were pleased with were Illinois Tool Works and Eaton Corp.

.. Illinois Tool Works manufactures an array of highly engineered fasteners and components, as well as specialty products for customers around the world. We added the company to the portfolio during the fiscal year based on its highly diversified business and improving earnings outlook. In the fall of 2004, the company announced record earnings for its 2004 third quarter.

.. Eaton Corp. is another diversified manufacturer of components used in the automotive, aerospace and other industrial segments. It also announced healthy earnings growth as it benefited from the overall strength of the economy.

     Other holdings that performed well included:

.. Rapidly expanding eBay, a leader in electronic commerce, which is deploying its Internet auction format to many foreign countries. eBay now includes PayPal, an electronic payment system that can be used to pay for such Internet transactions as downloading music, not to mention purchasing auction items online. PayPal has been a boon for earnings, providing extra revenue to eBay beyond the fees paid for transactions. We took our profits on this stock and no longer held it as of fiscal year-end.

.. Johnson & Johnson, which exceeded earnings expectations and managed not to be tainted by the controversy emanating from the decision by Merck (not a fund holding) to withdraw Vioxx from the market.

.. Target Corporation, which benefited from positive investor response to its sale of its Marshall Field's and Mervyn's department store units.

     Other successful holdings included EMC and Dell, which posted strong earnings and continued to benefit from their dominance within the storage and personal computer industries.

     Detractors from performance included

.. Intel and Cisco, which were negatively affected by slowing growth rates in the technology sector. Information technology stocks suffered during the fiscal year because of general hesitancy on the part of corporations to invest capital in technology.

.. Pfizer, which was caught up in the Vioxx controversy. The health care sector as a whole performed poorly during 2004, and pharmaceutical stocks were especially hard hit. However, we remain confident about our pharmaceutical holdings, which as the fiscal year closed had valuations last seen during 1993 and 1994.

     Finally, not owning certain entertainment/cable companies, had a negative impact on performance.

IN CLOSING

At the close of the fiscal year, the fund's assets under management stood at $95.9 million, and the portfolio held 6l stocks.

     Though fund performance was not as strong as one might have hoped, we are pleased to have produced a positive total return for shareholders this fiscal year despite the fact that for most of the period the markets did not reflect our optimism about the U.S. economy. We remain confident in our emphasis on stocks with above-average earnings, low price/earnings ratios and dividend yield. We thank you for your continued investment in AIM V.I. Core Stock Fund.

The views and opinions expressed in Management's Discussion of Fund Performance are those of AIM Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but AIM Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Portfolio Management Team The fund is team managed. The investment team includes portfolio managers who concentrate on stock selection and investment personnel who concentrate on portfolio strategies, as well as research analysts.

                             [RIGHT ARROW GRAPHIC]

For further information on your fund, its expenses and its long-term performance, please turn the page.

PRINCIPAL RISKS OF INVESTING IN THE FUND

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in securities of non-U.S. issuer, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee Bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this limitation.

     At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

AIM V.I. CORE STOCK FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the fund, you incur ongoing costs including management fees, distribution and/or service fees (12b-l) and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds

================================================================================

                                                                            HYPOTHETICAL
                                            ACTUAL              (5% annual return before expenses)
                                -----------------------------   ----------------------------------
            Beginning Account   Ending Account     Expenses        Ending Account    Expenses
  Share           Value              Value       Paid During           Value        Paid During
  Class         (07/01/04)       (12/31/04)/1/    Period/2,3/        (12/31/04)     Period/2,4/
---------   -----------------   --------------   ------------      --------------   -----------
Series I        $1,000.00          $1,041.20         $6.31            $1,018.95        $6.24
Series II        1,000.00           1,040.20          7.59             1,017.70         7.51

/1/ The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 4.12% and 4.02% for Series I and II shares, respectively

/2/ Expenses are equal to the fund's annualized expense ratio (1.23% and 1.48% for Series I and II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Effective on January 1, 2005, the advisor, contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.18% and 1.42% for Series I and II shares, respectively.

/3/ The actual expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $6.05 and $7.28 for Series I and II shares, respectively.

/4/ The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $5.99 and $7.20 for Series I and II shares, respectively.

================================================================================

AIM V.I. CORE STOCK FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the early years depicted in the chart before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes in the early years depicted. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04

Series I Shares
10 Years                                                                  10.22%
 5 Years                                                                  -0.27
 1 Year                                                                    4.24

Series II Shares
10 Years                                                                   9.95%
 5 Years                                                                  -0.51
 1 Year                                                                    3.99
================================================================================

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series I shares is 8/9/94. The inception date of the fund's Series II shares is 4/30/04. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

================================================================================
RESULTS OF A $10,000 INVESTMENT
8/9/94-12/31/04 Index results from 7/31/94

                                [MOUNTAIN CHART]

            AIM V.I. Core Stock Fund-   S&P 500   Lipper Large-Cap
   Date              Series I            Index     Core Fund Index
---------   -------------------------   -------   ----------------
7/31/1994            $10000             $10000        $10000
     9/94              9990              10155         10140
    12/94             10123              10153         10033
     3/95             10704              11140         10823
     6/95             11506              12202         11719
     9/95             12068              13171         12591
    12/95             13083              13964         13219
     3/96             13476              14713         13899
     6/96             14559              15373         14403
     9/96             15047              15848         14861
    12/96             15996              17168         15841
     3/97             16297              17629         15973
     6/97             18250              20704         18656
     9/97             20058              22255         20089
    12/97             20500              22893         20471
     3/98             22459              26085         23233
     6/98             22591              26951         24163
     9/98             20883              24276         21394
    12/98             23634              29441         25984
     3/99             24419              30907         27111
     6/99             26884              33081         28611
     9/99             25133              31021         26743
    12/99             27142              35633         31012
     3/00             28190              36449         32335
     6/00             27594              35481         31598
     9/00             28727              35137         31481
    12/00             28458              32390         28727
     3/01             25877              28552         25147
     6/01             26934              30222         26487
     9/01             23747              25788         22702
    12/01             25908              28543         25040
     3/02             26591              28622         25057
     6/02             23859              24789         21946
     9/02             19675              20509         18493
    12/02             20957              22237         19723
     3/03             20147              21537         19110
     6/03             23113              24851         21725
     9/03             23481              25508         22204
    12/03             25703              28612         24615
     3/04             25575              29096         24862
     6/04             25732              29597         25167
     9/04             24829              29043         24570
    12/04            $26793             $31723        $26655

                                                            Source: Lipper, Inc.

================================================================================

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Core Stock Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the fund directly. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.*

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500--registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The unmanaged Upper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

* Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                   MARKET
                                                        SHARES     VALUE
  ---------------------------------------------------------------------------
  COMMON STOCKS & OTHER EQUITY
   INTERESTS-99.28%

  AEROSPACE & DEFENSE-3.88%
  Honeywell International Inc.                           44,100 $   1,561,581
  ---------------------------------------------------------------------------
  United Technologies Corp.                              20,900     2,160,015
  ---------------------------------------------------------------------------
                                                                    3,721,596
  ---------------------------------------------------------------------------

  ALUMINUM-1.25%
  Alcoa Inc.                                             38,100     1,197,102
  ---------------------------------------------------------------------------

  ASSET MANAGEMENT & CUSTODY
   BANKS-1.45%
  Bank of New York Co., Inc. (The)                       41,500     1,386,930
  ---------------------------------------------------------------------------

  BIOTECHNOLOGY-1.15%
  Amgen Inc./(a)/                                        17,200     1,103,380
  ---------------------------------------------------------------------------

  CASINOS & GAMING-1.19%
  International Game Technology                          33,100     1,137,978
  ---------------------------------------------------------------------------

  COMMUNICATIONS EQUIPMENT-3.22%
  Cisco Systems, Inc./(a)/                               95,400     1,841,220
  ---------------------------------------------------------------------------
  Lucent Technologies Inc.-Wts., expiring 12/10/07/(b)/   4,502         7,113
  ---------------------------------------------------------------------------
  QUALCOMM Inc.                                          29,200     1,238,080
  ---------------------------------------------------------------------------
                                                                    3,086,413
  ---------------------------------------------------------------------------

  COMPUTER HARDWARE-3.71%
  Dell Inc./(a)/                                         53,400     2,250,276
  ---------------------------------------------------------------------------
  International Business Machines Corp.                  13,300     1,311,114
  ---------------------------------------------------------------------------
                                                                    3,561,390
  ---------------------------------------------------------------------------

  COMPUTER STORAGE &
   PERIPHERALS-1.92%
  EMC Corp./(a)/                                        123,600     1,837,932
  ---------------------------------------------------------------------------

  CONSTRUCTION & FARM MACHINERY & HEAVY
   TRUCKS-1.26%
  Deere & Co.                                            16,200     1,205,280
  ---------------------------------------------------------------------------

  CONSUMER FINANCE-1.69%
  MBNA Corp.                                             57,600     1,623,744
  ---------------------------------------------------------------------------

  DATA PROCESSING & OUTSOURCED SERVICES-
   1.31%
  First Data Corp.                                       29,500     1,254,930
  ---------------------------------------------------------------------------

  DIVERSIFIED CHEMICALS-1.93%
  E. I. du Pont de Nemours & Co.                         16,400       804,420
  ---------------------------------------------------------------------------
  PPG Industries, Inc.                                   15,400     1,049,664
  ---------------------------------------------------------------------------
                                                                    1,854,084
  ---------------------------------------------------------------------------

  DRUG RETAIL-2.35%
  Walgreen Co.                                           58,700     2,252,319
  ---------------------------------------------------------------------------

                                                           MARKET
                                                SHARES     VALUE
           ----------------------------------------------------------

           ELECTRICAL COMPONENTS &
            EQUIPMENT-1.58%
           Emerson Electric Co.                  21,600 $   1,514,160
           ----------------------------------------------------------

           FOREST PRODUCTS-1.24%
           Weyerhaeuser Co.                      17,700     1,189,794
           ----------------------------------------------------------

           GENERAL MERCHANDISE STORES-1.30%
           Target Corp.                          24,000     1,246,320
           ----------------------------------------------------------

           HEALTH CARE EQUIPMENT-1.81%
           Boston Scientific Corp./(a)/          22,200       789,210
           ----------------------------------------------------------
           Medtronic, Inc.                       19,000       943,730
           ----------------------------------------------------------
                                                            1,732,940
           ----------------------------------------------------------

           HOME IMPROVEMENT RETAIL-3.75%
           Home Depot, Inc. (The)                33,900     1,448,886
           ----------------------------------------------------------
           Lowe's Cos., Inc.                     37,300     2,148,107
           ----------------------------------------------------------
                                                            3,596,993
           ----------------------------------------------------------

           HOUSEHOLD PRODUCTS-1.11%
           Procter & Gamble Co. (The)            19,300     1,063,044
           ----------------------------------------------------------

           HYPERMARKETS & SUPER CENTERS-2.84%
           Wal-Mart Stores, Inc.                 51,600     2,725,512
           ----------------------------------------------------------

           INDUSTRIAL CONGLOMERATES-2.89%
           General Electric Co.                  76,100     2,777,650
           ----------------------------------------------------------

           INDUSTRIAL GASES-3.91%
           Air Products & Chemicals, Inc.        25,800     1,495,626
           ----------------------------------------------------------
           Praxair, Inc.                         51,100     2,256,065
           ----------------------------------------------------------
                                                            3,751,691
           ----------------------------------------------------------

           INDUSTRIAL MACHINERY-6.43%
           Eaton Corp.                           37,000     2,677,320
           ----------------------------------------------------------
           Illinois Tool Works Inc.              14,900     1,380,932
           ----------------------------------------------------------
           Ingersoll-Rand Co.-Class A (Bermuda)  26,300     2,111,890
           ----------------------------------------------------------
                                                            6,170,142
           ----------------------------------------------------------

           INVESTMENT BANKING & BROKERAGE-6.88%
           Goldman Sachs Group, Inc. (The)       24,200     2,517,768
           ----------------------------------------------------------
           Merrill Lynch & Co., Inc.             29,500     1,763,215
           ----------------------------------------------------------
           Morgan Stanley                        41,700     2,315,184
           ----------------------------------------------------------
                                                            6,596,167
           ----------------------------------------------------------

           MOVIES & ENTERTAINMENT-1.09%
           Viacom Inc.-Class B                   28,700     1,044,393
           ----------------------------------------------------------

           MULTI-LINE INSURANCE-2.61%
           American International Group, Inc.    38,200     2,508,594
           ----------------------------------------------------------

                           AIM V.I. CORE STOCK FUND

                                                            MARKET
                                                 SHARES     VALUE
           ----------------------------------------------------------

           OIL & GAS DRILLING-1.57%
           ENSCO International Inc.               13,600 $    431,664
           ----------------------------------------------------------
           Transocean Inc. (Cayman Islands)/(a)/  25,300    1,072,467
           ----------------------------------------------------------
                                                            1,504,131
           ----------------------------------------------------------

           OTHER DIVERSIFIED FINANCIAL
            SERVICES-3.86%
           Citigroup Inc.                         53,166    2,561,538
           ----------------------------------------------------------
           JPMorgan Chase & Co.                   29,200    1,139,092
           ----------------------------------------------------------
                                                            3,700,630
           ----------------------------------------------------------

           PHARMACEUTICALS-10.34%
           Forest Laboratories, Inc./(a)/         30,000    1,345,800
           ----------------------------------------------------------
           Johnson & Johnson                      51,600    3,272,472
           ----------------------------------------------------------
           Lilly (Eli) & Co.                      23,700    1,344,975
           ----------------------------------------------------------
           Pfizer Inc.                           106,880    2,874,003
           ----------------------------------------------------------
           Wyeth                                  25,300    1,077,527
           ----------------------------------------------------------
                                                            9,914,777
           ----------------------------------------------------------

           SEMICONDUCTOR EQUIPMENT-1.13%
           Applied Materials, Inc./(a)/           63,600    1,087,560
           ----------------------------------------------------------

           SEMICONDUCTORS-7.35%
           Altera Corp./(a)/                      50,600    1,047,420
           ----------------------------------------------------------
           Intel Corp.                            84,500    1,976,455
           ----------------------------------------------------------
           Linear Technology Corp.                33,900    1,313,964
           ----------------------------------------------------------
           Maxim Integrated Products, Inc.        16,200      686,718
           ----------------------------------------------------------
           Texas Instruments Inc.                 82,400    2,028,688
           ----------------------------------------------------------
                                                            7,053,245
           ----------------------------------------------------------

                                                              MARKET
                                                     SHARES   VALUE
        ---------------------------------------------------------------

        SOFT DRINKS-1.02%
        PepsiCo, Inc.                                18,800 $   981,360
        ---------------------------------------------------------------

        SPECIALTY STORES-1.70%
        Bed Bath & Beyond Inc./(a)/                  25,300   1,007,699
        ---------------------------------------------------------------
        Tiffany & Co.                                19,600     626,612
        ---------------------------------------------------------------
                                                              1,634,311
        ---------------------------------------------------------------

        SYSTEMS SOFTWARE-3.89%
        Microsoft Corp.                              91,000   2,430,610
        ---------------------------------------------------------------
        Symantec Corp./(a)/                          50,600   1,303,456
        ---------------------------------------------------------------
                                                              3,734,066
        ---------------------------------------------------------------

        THRIFTS & MORTGAGE FINANCE-4.67%
        Fannie Mae                                   25,500   1,815,855
        ---------------------------------------------------------------
        PMI Group, Inc. (The)                        26,900   1,123,075
        ---------------------------------------------------------------
        Radian Group Inc.                            28,900   1,538,636
        ---------------------------------------------------------------
                                                              4,477,566
        ---------------------------------------------------------------
        Total Common Stocks & Other Equity Interests
         (Cost $87,895,551)                                  95,228,124
        ---------------------------------------------------------------
        TOTAL INVESTMENTS-99.28% (Cost $87,895,551)          95,228,124
        ---------------------------------------------------------------
        OTHER ASSETS LESS LIABILITIES-0.72%                     690,790
        ---------------------------------------------------------------
        NET ASSETS-100.00%                                  $95,918,914
        ---------------------------------------------------------------

Investment Abbreviations:
Wts.- Warrants
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.



See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
Investments, at market value (cost $87,895,551)                   $ 95,228,124
-------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     888,752
-------------------------------------------------------------------------------
  Fund shares sold                                                     146,435
-------------------------------------------------------------------------------
  Dividends                                                             58,495
-------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans       11,155
-------------------------------------------------------------------------------
    Total assets                                                    96,332,961
-------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                10,134
-------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                    14,310
-------------------------------------------------------------------------------
  Amount due to custodian                                              193,905
-------------------------------------------------------------------------------
Accrued administrative services fees                                   153,103
-------------------------------------------------------------------------------
Accrued distribution fees-Series II                                          7
-------------------------------------------------------------------------------
Accrued transfer agent fees                                              1,646
-------------------------------------------------------------------------------
Accrued operating expenses                                              40,942
-------------------------------------------------------------------------------
    Total liabilities                                                  414,047
-------------------------------------------------------------------------------
Net assets applicable to shares outstanding                       $ 95,918,914
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $ 98,411,338
-------------------------------------------------------------------------------
Undistributed net investment income                                    355,507
-------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities  (10,180,504)
-------------------------------------------------------------------------------
Unrealized appreciation of investment securities                     7,332,573
-------------------------------------------------------------------------------
                                                                  $ 95,918,914
-------------------------------------------------------------------------------

NET ASSETS:
Series I                                                          $ 95,908,160
-------------------------------------------------------------------------------
Series II                                                         $     10,754
-------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                             5,180,941
-------------------------------------------------------------------------------
Series II                                                                  582
-------------------------------------------------------------------------------
Series I:
 Net asset value per share                                        $      18.51
-------------------------------------------------------------------------------
Series II:
 Net asset value per share                                        $      18.48
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                          $ 1,540,159
-------------------------------------------------------------------------------
Dividends from affiliated money market funds                             6,459
-------------------------------------------------------------------------------
Interest                                                                10,802
-------------------------------------------------------------------------------
    Total investment income                                          1,557,420
-------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                          742,919
-------------------------------------------------------------------------------
Administrative services fees                                           284,311
-------------------------------------------------------------------------------
Custodian fees                                                          37,410
-------------------------------------------------------------------------------
Distribution fees-Series II                                                 17
-------------------------------------------------------------------------------
Transfer agent fees                                                      8,966
-------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                  12,469
-------------------------------------------------------------------------------
Other                                                                  113,185
-------------------------------------------------------------------------------
    Total expenses                                                   1,199,277
-------------------------------------------------------------------------------
Less:Fees waived and expenses reimbursed                                (2,454)
-------------------------------------------------------------------------------
    Net expenses                                                     1,196,823
-------------------------------------------------------------------------------
Net investment income                                                  360,597
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES:
Net realized gain from investment securities                         5,342,026
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment
 securities                                                         (2,081,386)
-------------------------------------------------------------------------------
Net gain from investment securities                                  3,260,640
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 3,621,237
-------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and 2003

                                                                                                          2004          2003
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                               $    360,597  $    821,344
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                    5,342,026     4,572,734
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                         (2,081,386)   15,106,971
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                 3,621,237    20,501,049
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                (822,681)   (1,157,473)
---------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    (92)           --
---------------------------------------------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions                                                     (822,773)   (1,157,473)
---------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                             (16,092,813)   (5,671,282)
---------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                 10,092            --
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                            (16,082,721)   (5,671,282)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                              (13,284,257)   13,672,294
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                    109,203,171    95,530,877
---------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $355,507 and $813,907, respectively)  $ 95,918,914  $109,203,171
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE STOCK FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Stock Fund, formerly INVESCO VIF-Core Equity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek a high total return through growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                           AIM V.I. CORE STOCK FUND

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $478,056. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $264,863. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

                           AIM V.I. CORE STOCK FUND

  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,501.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $953 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $187,420, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. Pursuant to such agreement for the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $96,891 for such services, of which IFG retained $8,603 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $8,966.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND               12/31/2003    AT COST    FROM SALES   (DEPRECIATION)  12/31/2004   INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $1,791,903  $15,080,691 $(16,872,594)      $ --          $ --      $6,459     $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,974 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                           AIM V.I. CORE STOCK FUND

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:


The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                    2004      2003
          -----------------------------------------------------------
          Distributions paid from ordinary income $822,773 $1,157,473
          -----------------------------------------------------------

Tax Components of Net Assets:


As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               --------------------------------------------------
               Undistributed ordinary income        $    360,089
               --------------------------------------------------
               Unrealized appreciation--investments    7,275,807
               --------------------------------------------------
               Temporary book/tax differences            (10,132)
               --------------------------------------------------
               Capital loss carryforward             (10,118,188)
               --------------------------------------------------
               Shares of beneficial interest          98,411,338
               --------------------------------------------------
               Total net assets                     $ 95,918,914
               --------------------------------------------------


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and return of capital distributions on certain securities.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $5,312,323 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                  CAPITAL LOSS
                  EXPIRATION                      CARRYFORWARD
                  --------------------------------------------
                  December 31, 2010               $10,118,188
                  --------------------------------------------
                  Total capital loss carryforward $10,118,188
                  --------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $39,839,762 and $55,134,340, respectively.


            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 9,807,055
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (2,531,248)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 7,275,807
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $87,952,317.

                           AIM V.I. CORE STOCK FUND

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of organizational expenses and differing book/tax treatment of certain return of capital distributions, on December 31, 2004, undistributed net investment income was increased by $3,776, undistributed net realized gain (loss) was increased by $2,762 and shares of beneficial interest decreased by $6,538. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

                           CHANGES IN SHARES OUTSTANDING/(a)/
----------------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------
                                               2004                      2003
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------
Sold:
----------------------------------------------------------------------------------------
  Series I                              389,317  $  6,962,451     798,683  $ 12,750,696
----------------------------------------------------------------------------------------
  Series II/(b)/                            577        10,000          --            --
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
----------------------------------------------------------------------------------------
  Series I                               44,638       822,681      66,598     1,157,473
----------------------------------------------------------------------------------------
  Series II/(b)/                              5            92          --            --
----------------------------------------------------------------------------------------
Reacquired:
----------------------------------------------------------------------------------------
  Series I                           (1,349,682)  (23,877,945) (1,237,009)  (19,579,451)
----------------------------------------------------------------------------------------
                                       (915,145) $(16,082,721)   (371,728) $ (5,671,282)
----------------------------------------------------------------------------------------

/(a)/There are four shareholders that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 82% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------
                                                                         2004         2003      2002       2001      2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 17.91          $  14.77  $ 18.58   $  20.71   $  21.01
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.09/(a)/         0.13     0.21       0.20       0.23
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     0.67              3.20    (3.76)     (2.06)      0.72
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  0.76              3.33    (3.55)     (1.86)      0.95
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.16)            (0.19)   (0.26)     (0.21)     (0.02)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --                --       --      (0.06)     (1.23)
----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.16)            (0.19)   (0.26)     (0.27)     (1.25)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.51          $  17.91  $ 14.77   $  18.58   $  20.71
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     4.24%            22.60%  (19.11)%    (8.97)%     4.87%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $95,908          $109,203  $95,531   $133,754   $126,683
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.21%/(c)/        1.10%    1.12%      1.09%      1.08%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  0.36%/(a)(c)/     0.82%    0.99%      1.27%      1.37%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 40%               93%      49%        29%        69%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. On December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.04 and 0.08%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $99,049,029.

                           AIM V.I. CORE STOCK FUND

                                                             SERIES II
 -----------------------------------------------------------------------------
                                                           APRIL 30, 2004
                                                            (DATE SALES
                                                           COMMENCED) TO
                                                            DECEMBER 31,
                                                                2004
                                                           --------------
 Net asset value, beginning of period                          $17.33
 -----------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                                         0.11/(a)/
 -----------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)        1.20
 -----------------------------------------------------------------------------
     Total from investment operations                            1.31
 -----------------------------------------------------------------------------
 Less dividends from net investment income                      (0.16)
 -----------------------------------------------------------------------------
 Net asset value, end of period                                $18.48
 -----------------------------------------------------------------------------
 Total return/(b)/                                               7.56%
 -----------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                      $   11
 -----------------------------------------------------------------------------
 Ratio of expenses to average net assets                         1.45%/(c)(d)/
 -----------------------------------------------------------------------------
 Ratio of net investment income to average net assets            0.12%/(a)(c)/
 -----------------------------------------------------------------------------
 Portfolio turnover rate/(e)/                                      40%
 -----------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. On December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.06 and (0.16)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $10,144. /(d)/After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.46%
/(e)/Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring

                           AIM V.I. CORE STOCK FUND
compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the

                           AIM V.I. CORE STOCK FUND

Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. CORE STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM V.I. Core Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Core Stock Fund, formerly known as INVESCO VIF - Core Equity Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 11, 2005
Houston, Texas

                           AIM V.I. CORE STOCK FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of INVESCO VIF-Core Equity Fund (now known as AIM V.I. Core Stock Fund ("Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc., ("Company"), (now known as AIM Variable Insurance Funds, a Delaware statutory trust, was held April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board of INVESCO Variable Investment Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James
     T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack
     M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

The results of the voting on the above matters were as follows:

                                                    WITHHOLDING
                     TRUSTEES/MATTER     VOTES FOR   AUTHORITY
                -----------------------------------------------
                (1)* Bob R. Baker....... 93,545,754  4,458,528
                     Frank S. Bayley.... 93,653,161  4,351,121
                     James T. Bunch..... 93,688,828  4,315,454
                     Bruce L. Crockett.. 93,737,421  4,266,861
                     Albert R. Dowden... 93,716,317  4,287,965
                     Edward K. Dunn, Jr. 93,623,043  4,381,239
                     Jack M. Fields..... 93,746,928  4,257,354
                     Carl Frischling.... 93,654,819  4,349,463
                     Robert H. Graham... 93,716,756  4,287,526
                     Gerald J. Lewis.... 93,594,018  4,410,264
                     Prema Mathai-Davis. 93,482,582  4,521,700
                     Lewis F. Pennock... 93,664,049  4,340,233
                     Ruth H. Quigley.... 93,518,516  4,485,766
                     Louis S. Sklar..... 93,623,163  4,381,119
                     Larry Soll, Ph.D... 93,521,612  4,482,670
                     Mark H. Williamson. 93,642,072  4,362,210

                                                         VOTES    WITHHELD/
        MATTER                              VOTES FOR   AGAINST  ABSTENTIONS
   -------------------------------------------------------------------------
   (2)  Approval of a new Investment
        Advisory Agreement with A I M
        Advisors, Inc......................  4,139,470   128,800    223,262
   (3)  Approval of a new Sub-Advisory
        Agreement between A I M Advisors,
        Inc. and INVESCO Institutional
        (N.A.), Inc........................  4,077,678   125,211    288,643
   (4)* Approval of an Agreement and Plan
        of Reorganization to redomesticate
        each series portfolio of Company
        as a new series portfolio of AIM
        Variable Insurance Funds, an
        existing Delaware statutory trust.. 88,123,016 3,299,467  6,581,799

 * Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.

                           AIM V.I. CORE STOCK FUND

TRUSTEES AND OFFICERS
As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND               TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST       OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
  Interested Persons
---------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946         1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair and President                    Group Inc. (financial services holding
                                                       company); Director and Vice Chairman,
                                                       AMVESCAP PLC and Chairman, AMVESCAP
                                                       PLC -- AIM Division (parent of AIM and
                                                       a global investment management firm)

                                                       Formerly: President and Chief Executive
                                                       Officer, A I M Management Group Inc.;
                                                       Director, Chairman and President, A I M
                                                       Advisors, Inc. (registered investment
                                                       advisor); Director and Chairman, A I M
                                                       Capital Management, Inc. (registered
                                                       investment advisor), A I M
                                                       Distributors, Inc. (registered broker
                                                       dealer), AIM Investment Services, Inc.,
                                                       (registered transfer agent), and Fund
                                                       Management Company (registered broker
                                                       dealer); and Chief Executive Officer,
                                                       AMVESCAP PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951       2003             Director, President and Chief Executive  None
  Trustee and Executive Vice                           Officer, A I M Management Group Inc.
  President                                            (financial services holding company);
                                                       Director, Chairman and President, A I M
                                                       Advisors, Inc. (registered investment
                                                       advisor); Director, A I M Capital
                                                       Management, Inc. (registered investment
                                                       advisor) and A I M Distributors, Inc.
                                                       (registered broker dealer); Director
                                                       and Chairman, AIM Investment Services,
                                                       Inc. (registered transfer agent), Fund
                                                       Management Company (registered broker
                                                       dealer) and INVESCO Distributors Inc.
                                                       (registered broker dealer); and Chief
                                                       Executive Officer, AMVESCAP PLC -- AIM
                                                       Division (parent of AIM and a global
                                                       investment management firm)

                                                       Formerly: Director, Chairman, President
                                                       and Chief Executive Officer, INVESCO
                                                       Funds Group, Inc.; President and Chief
                                                       Executive Officer, INVESCO
                                                       Distributors, Inc.; Chief Executive
                                                       Officer, AMVESCAP PLC -- Managed
                                                       Products; Chairman and Chief Executive
                                                       Officer of NationsBanc Advisors, Inc.;
                                                       and Chairman of NationsBanc
                                                       Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
---------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett/3/ -- 1944        1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                    Associates (technology consulting        company); and Captaris, Inc.
                                                       company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                2004             Retired                                  None
  Trustee
                                                       Formerly: President and Chief Executive
                                                       Officer, AMC Cancer Research Center;
                                                       and Chairman and Chief Executive
                                                       Officer, First Columbia Financial
                                                       Corporation
---------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939             2001             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                       investment company)
                                                       Formerly: Partner, law firm of Baker &
                                                       McKenzie
---------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942              2004             Co-President and Founder, Green,         None
  Trustee                                              Manning & Bunch Ltd., (investment
                                                       banking firm); and Director, Policy
                                                       Studies, Inc. and Van Gilder Insurance
                                                       Corporation
---------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941            2000             Director of a number of public and       Cortland Trust, Inc. (Chairman)
  Trustee                                              private business corporations,           (registered investment company);
                                                       including the Boss Group Ltd. (private   Annuity and Life Re (Holdings),
                                                       investment and management) and Magellan  Ltd. (insurance company)
                                                       Insurance Company

                                                       Formerly: Director, President and Chief
                                                       Executive Officer, Volvo Group North
                                                       America, Inc.; Senior Vice President,
                                                       AB Volvo; and director of various
                                                       affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935         1998             Retired                                  None
  Trustee
                                                       Formerly: Chairman, Mercantile Mortgage
                                                       Corp.; President and Chief Operating
                                                       Officer, Mercantile-Safe Deposit &
                                                       Trust Co.; and President, Mercantile
                                                       Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952              1997             Chief Executive Officer, Twenty First    Administaff, and Discovery Global
  Trustee                                              Century Group, Inc. (government affairs  Education Fund (non-profit)
                                                       company) and Texana Timber LP
                                                       (sustainable forestry company)

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                           AIM V.I. CORE STOCK FUND

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                 OTHER
NAME, YEAR OF BIRTH AND                TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc.
 Trustee                                                Naftalis and Frankel LLP                 (registered investment
                                                                                                 company)
------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2004             Chairman, Lawsuit Resolution Services    General Chemical Group,
 Trustee                                                (California)                             Inc.
                                                        Formerly: Associate Justice of the
                                                        California Court of Appeals
------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
------------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1993             Partner, law firm of Pennock & Cooper    None
 Trustee
------------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001             Retired                                  None
 Trustee
------------------------------------------------------------------------------------------------------------------------
 Louis S. Sklar/4/ -- 1939             1993             Executive Vice President, Development    None
 Trustee                                                and Operations Hines Interests Limited
                                                        Partnership (real estate development
                                                        company)
------------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2004             Retired                                  None
 Trustee
------------------------------------------------------------------------------------------------------------------------
Other Officers
------------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/5/ -- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and                              Group Inc. (financial services holding
 Chief Compliance Officer                               company); Senior Vice President and
                                                        Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; and Vice President,
                                                        AIM Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds.
------------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. (financial
                                                        services holding company) and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC and Vice President
                                                        A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1993             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc., and
                                                        Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                1993             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly, Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, AIM Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
------------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
------------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company; and Vice President,
                                                        A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Edgar M. Larsen/4/ -- 1940            1999             Executive Vice President, A I M          N/A
 Vice President                                         Management Group, Inc.; Senior Vice
                                                        President, A I M Advisors, Inc., and
                                                        President, Director of Investments,
                                                        Chief Executive Officer and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc. (See footnote (4)
                                                        below.)

                                                        Formerly: Director of AIM Advisors,
                                                        Inc. and A I M Management Group Inc.,
                                                        A I M Advisors, Inc.; and Director and
                                                        Chairman, A I M Capital Management, Inc.

--------------------------------------------------------------------------------
/4/ Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
/5/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR        DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc         A I M Distributors, Inc.    PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza           1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                   Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173      Houston, TX 77002-5678


COUNSEL TO THE FUND         COUNSEL TO THE            TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP         INDEPENDENT TRUSTEES      AIM Investment Services, Inc. State Street Bank and Trust
3000 K N.W., Suite 500      Kramer, Levin, Naftalis &   P.O. Box 4739               Company
Washington, D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739      225 Franklin Street
                            919 Third Avenue                                        Boston, MA 02110-2801
                            New York, NY 10022-3852

SUB-ADVISOR
INVESCO Institutional (N.A.), Inc.
National Asset Management Division
The Aegon Center
400 West Market Street, Suite 2500
Louisville, KY 40202

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 100% is eligible for the dividends received deduction for corporations.

                           AIM V.I. CORE STOCK FUND

                                                          AIM V.I. DYNAMICS FUND

                               Annual Report to Shareholders . December 31, 2004

                           EFFECTIVE OCTOBER 15, 2004, INVESCO VIF-DYNAMICS FUND
                                             WAS RENAMED AIM V.I. DYNAMICS FUND.

                                                 AIM V.I. DYNAMICS FUND seeks to
                                               provide long term capital growth.

          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
                                      12/31/04 AND IS BASED ON TOTAL NET ASSETS.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

                          [Your goals. Our solutions.]
                            - registered trademark -
                                                         [AIM Investments Logo]
                                                        - registered trademark -
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. DYNAMICS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Stocks, as measured by most domestic market indexes, rallied in the fourth quarter of 2004. The market upswing, combined with strong stock selection, enabled the fund to post double-digit returns for the year.

================================================================================
FUND VS. INDEXES

Total returns, 12/31/03-12/31/04, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                                                           13.34%

Series II Shares                                                          13.07

S&P 500 Index (Broad Market Index)                                        10.87

Russell Midcap --registered trademark--
Growth Index (Style-specific Index)                                       15.48

Lipper Mid-Cap Growth Fund Index
(Peer Group Index)                                                        14.03

Source: Lipper, Inc.
================================================================================

     For the year, mid-cap stocks generally outperformed large-cap stocks. The fund's focus on mid-cap stocks helped it outperform the large-cap oriented S&P 500 Index. It lagged the Russell Midcap Growth Index because of an overweight position in information technology and the underperformance of its stock selections in this sector. Additionally, the fund's holdings in health care generally underperformed those of the index, and its underweight position in consumer staples and utilities--it had no holdings in utilities at year end--hurt its performance relative to the benchmark. We have not typically found companies in utilities that exhibit the growth characteristics we seek in selecting stocks.

     During the reporting period, mid-cap value stocks generally outperformed mid-cap growth stocks. The fund's emphasis on attractively priced growth stocks helped it to track the performance of its Lipper peer group index.

HOW WE INVEST

The fund's current management team assumed its duties effective July 16, 2004. We continued to use a bottom-up approach for investing, selecting growth stocks based on an analysis of individual companies. However, we have worked to reduce the large-cap exposure of the fund and have placed slightly heavier emphasis on selecting growth stocks with attractive valuations. Our goal is to produce consistent returns over the long-term by adhering to our investment process in all market environments.

     Our investment process involves:

.. Identifying mid-capitalization companies that we believe have sustainable revenue and earnings growth and that have stock prices which are low relative to their projected growth rates;

.. Applying fundamental research to identify stocks of companies with large potential markets, cash-generating business models, improving balance sheets and solid management teams;

.. Using a variety of valuation techniques to determine target buy prices and a stock's valuation upside and downside potential.

     The resulting portfolio contains both "core holdings" that are industry leaders serving growing, non-cyclical markets, as well as "earnings momentum" holdings that are driven by near-term catalysts that may lead to rapid sales or earnings growth.

     We consider selling a stock if a company's fundamentals deteriorate, a stock's price reaches our valuation target or we find a more attractive investment option.

MARKET CONDITIONS AND YOUR FUND

Stocks, as measured by the performance of the S&P 500 Index, struggled for the first three quarters of 2004, amid concerns about high oil prices, rising interest rates and uncertainty surrounding the U.S. presidential election. The index rallied as the election campaign drew to a close and continued to rise through the end of the year.

     Mid- and small-cap stocks made up more than 85% of the portfolio's composition at the close of the reporting period. These two asset classes led the market rally in the fourth quarter, and were the top performers for the year, enhancing fund performance.

================================================================================

PORTFOLIO COMPOSITION
By sectors

1. Information Technology                                                   22.0
2. Consumer Discretionary                                                   19.3
3. Health Care                                                              16.6
4. Industrials                                                              13.5
5. Financials                                                               13.0
6. Energy                                                                    5.5
7. Telecommunication Services                                                3.1
8. Materials                                                                 3.0
9. Consumer Staples                                                          1.0
   Money market funds plus other assets less liabilities                     3.0
================================================================================

================================================================================

TOP 10 EQUITY HOLDINGS*

 1. Hilton Hotels Corp.                                                     1.8%
 2. VeriSign Inc.                                                           1.7
 3. Manpower Inc.                                                           1.6
 4. Polo Ralph Lauren Corp.                                                 1.6
 5. Starwood Hotels &
    Resorts Worldwide, Inc.                                                 1.6
 6. Avaya Inc.                                                              1.6
 7. Shire Pharmaceuticals Group PLC-ADR
    (United Kingdom)                                                        1.6
 8. Caremark Rx, Inc.                                                       1.5
 9. Royal Caribbean Cruises Ltd. (Liberia)                                  1.5
10. New Century Financial Corp.                                             1.5
================================================================================

================================================================================

TOP 10 INDUSTRIES*

 1. Hotels, Resorts & Cruise Lines                                           5.0
 2. Communications Equipment                                                 4.6
 3. Real Estate                                                              4.4
 4. Health Care Equipment                                                    3.8
 5. Diversified Commercial Services                                          3.6
 6. Asset Management & Custody Banks                                         3.5
 7. Pharmaceuticals                                                          3.5
 8. Application Software                                                     3.4
 9. Semiconductors                                                           3.1
10. Wireless Telecommunication Services                                      3.1

TOTAL NET ASSETS                                                  $123.6 million
TOTAL NUMBER OF HOLDINGS*                                                    100
================================================================================

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

AIM V.I. DYNAMICS FUND

     The fund was favorably positioned to take advantage of this rally. Consumer discretionary stocks, which had struggled for much of the year, recorded double-digit returns during the fourth-quarter upswing, and the fund benefited from its significant exposure to this sector. The fund also had relatively large weightings in the health care and industrials sectors, which also performed well for the fund. While industrials performed well for much of the year, health care did not rally until the fourth quarter.

     For the year, the sectors that contributed the most to fund performance were consumer discretionary, industrials, health care and financials. We observed that consumer discretionary rallied in conjunction with the holiday shopping season. Industrials benefited from an improving economy, and health care rallied after the uncertainty surrounding the election was dispelled.

     Stocks that contributed positively to fund performance included Garmin, a manufacturer of digital navigation products that uses global positioning system technology to provide geographic location data, and Starwood Hotels & Resorts Worldwide, one of the largest hotel and leisure companies. Both companies are leaders in their respective industries, possess skilled management teams and have healthy cash flows--qualities we seek in selecting stocks for the portfolio. Additionally, we believe both stocks have upside potential. For example, Garmin is experiencing increased demand for its existing products. In our opinion, the company also has a strong new product pipeline.

     Starwood Hotels has rebounded impressively after being adversely affected by the September 11, 2001, terrorist attacks and the ensuing recession, which greatly reduced travel. When hotel occupancy rates began to improve in 2004, Starwood was one of the first companies to recover because it targets a higher-end clientele. We believe the company could be positioned for further growth as it may be able to benefit from a gradual increase in room rates in the coming year.

     Information technology was the only sector that detracted from performance. The fund's technology holdings rallied in the fourth quarter, but not enough to offset losses sustained during the first three quarters of the year. The fund's lack of exposure to certain software and semiconductor stocks, which rebounded strongly in the fourth quarter, detracted from performance.

     Tech stocks that detracted from performance included Novell, which offers a network server operating system that connects desktop computers to corporate networks, and Veritas Software, a provider of data management software. Both struggled in tandem with other information technology stocks. We still hold Novell because we believe the company has attractive growth prospects and that its stock is favorably priced. Veritas was in the portfolio when we took over management of the fund, and we sold it because of the company's weak fundamentals.

IN CLOSING

We are pleased to have provided positive returns for our investors for the year. However, we are always striving to improve performance while adhering to the fund's investment discipline, which focuses on the attractively priced stocks of mid-cap companies with the potential to deliver sustainable earnings growth. We appreciate your continued participation in AIM V.I. Dynamics Fund.

The views and opinions expressed in Management's Discussion of Fund Performance are those of AIM Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

[RASPLICKA PHOTO]

PAUL J. RASPLICKA, Chartered Financial Analyst and senior portfolio manager, is lead manager of AIM V.I. Dynamics Fund. Mr. Rasplicka began his investment career in 1982. A native of Denver, Mr. Rasplicka is a magna cum laude graduate of the University of Colorado at Boulder with a B.S. in business administration. He received an M.B.A. from the University of Chicago. He is also a Chartered Investment Counselor.

[CHAPMAN PHOTO]

MICHAEL CHAPMAN, Chartered Financial Analyst and portfolio manager, began his investment career in 1995. He joined AIM in 2001 and is a manager of AIM V.I. Dynamics Fund. Mr. Chapman has a B.S. in petroleum engineering and an M.A. in energy and mineral resources from the University of Texas.

Assisted by the Small and Mid-Cap Growth Team

                              [RIGHT ARROW GRAPHIC]

For further information on your fund, its expenses and its long-term performance, please turn the page.

PRINCIPAL RISKS OF INVESTING IN THE FUND

At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

     Investing in small- and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

     The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. Securities of Canadian issues and ADRs are not subject to the 25% limitation.

     Portfolio turnover is greater than that of most funds, which may affect performance.

AIM V.I. DYNAMICS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the fund, you incur ongoing costs including management fees, distribution and/or service fees (12b-l) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004-December 31, 2004. The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

================================================================================

                                                                          HYPOTHETICAL
                                           ACTUAL              (5% annual return before expenses)
                                ----------------------------   ----------------------------------
            Beginning Account   Ending Account     Expenses       Ending Account     Expenses
  Share           Value              Value       Paid During           Value       Paid During
  Class          (7/1/04)        (12/31/04)/1/    Period/2/         (12/31/04)      Period/2/
---------   -----------------   --------------   -----------      --------------   -----------
Series I        $1,000.00          $1,083.70        $6.08            $1,019.30        $5.89
Series II        1,000.00           1,082.10         7.38             1,018.05         7.15

/1/ The actual ending account value is based on the actual total return of the fund for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 8.37% and 8.21% for Series I and Series II shares, respectively.

/2/ Expenses are equal to the fund's annualized expense ratio (1.16% and 1.41% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

================================================================================

* Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

AIM V.I. DYNAMICS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

     Since the last reporting period, the fund has elected to use the S&P 500 Index as its broad-based market index since the S&P 500 Index is such a widely recognized gauge of stock performance. The fund will no longer measure its performance against the S&P Midcap 400 Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund has also included a style-specific index, the Russell Midcap Growth Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Mid-Cap Growth Fund Index, which may or may not include AIM V.I. Dynamics Fund, is included for comparison to a peer group.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04

Series I Shares
Inception (8/22/97)                                                        4.23%
   5 Years                                                                -6.71
   1 Year                                                                 13.34

Series II Shares
Inception                                                                  3.97%
   5 Years                                                                -6.94
   1 Year                                                                 13.07
================================================================================

Returns since the inception date of Series II shares are historical. All other returns are the

================================================================================
RESULTS OF A $10,000 INVESTMENT
8/22/97-12/31/04 Index data from 8/31/97

                                [MOUNTAIN CHART]

          AIM V.I. Dynamics     Lipper Mid-Cap    Russell Midcap   S&P 500   S&P MidCap 400
   Date     Fund-Series I     Growth Fund Index    Growth Index     Index         Index
   ----   -----------------   -----------------   --------------   -------   --------------
8/22/97        $10000              $10000             $10000       $10000        $10000
   9/97         10610               10716              10506        10547         10575
  12/97         10340               10187              10217        10850         10663
   3/98         11889               11405              11437        12363         11837
   6/98         12179               11283              11430        12773         11584
   9/98          9749                9123               9522        11505          9908
  12/98         12341               11490              12043        13953         12701
   3/99         13549               11917              12454        14648         11891
   6/99         14849               13350              13751        15679         13574
   9/99         14412               13483              13063        14702         12434
  12/99         19201               19960              18220        16888         14571
   3/00         21985               22807              22068        17275         16420
   6/00         21822               20819              20434        16816         15878
   9/00         24047               21480              20949        16653         17807
  12/00         18518               16740              16079        15351         17122
   3/01         13240               12892              12046        13532         15277
   6/01         14989               14655              13995        14323         17287
   9/01          9864               11086              10104        12222         14424
  12/01         12754               13213              12839        13528         17018
   3/02         12316               12837              12612        13565         18162
   6/02          9773               10919              10309        11749         16472
   9/02          7942                9027               8538         9720         13746
  12/02          8684                9451               9320        10539         14548
   3/03          8633                9299               9319        10207         13903
   6/03         10066               10942              11067        11778         16354
   9/03         10554               11533              11859        12089         17432
  12/03         11971               12799              13301        13560         19730
   3/04         12297               13300              13944        13790         20730
   6/04         12520               13475              14091        14027         20931
   9/04         11972               12827              13481        13765         20491
  12/04        $13568              $14595             $15360       $15035        $22983

                                                            Source: Lipper, Inc.

================================================================================

blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is 4/30/04.

     The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or your financial advisor for the most recent month-end performance. Performance figures reflect fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Dynamics Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the fund directly. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.*

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500--registered trademark--Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) represents the performance of mid-capitalization stocks. The unmanaged Lipper Midcap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The unmanaged Russell Midcap--registered trademark--Growth Index is a subset of the Russell Midcap--registered trademark--Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.

     The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset value for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

SCHEDULE OF INVESTMENTS
December 31, 2004

                                                          MARKET
                                               SHARES     VALUE
           ---------------------------------------------------------
           COMMON STOCKS & OTHER EQUITY
            INTERESTS-96.96%

           ADVERTISING-0.94%
           Omnicom Group Inc.                   13,830 $   1,166,146
           ---------------------------------------------------------

           AIR FREIGHT & LOGISTICS-0.86%
           Robinson (C.H.) Worldwide, Inc.      19,200     1,065,984
           ---------------------------------------------------------

           APPAREL RETAIL-2.16%
           Abercrombie & Fitch Co.-Class A      29,000     1,361,550
           ---------------------------------------------------------
           Ross Stores, Inc.                    45,300     1,307,811
           ---------------------------------------------------------
                                                           2,669,361
           ---------------------------------------------------------

           APPAREL, ACCESSORIES & LUXURY
            GOODS-2.94%
           Coach, Inc./(a)/                     28,700     1,618,680
           ---------------------------------------------------------
           Polo Ralph Lauren Corp.              47,300     2,014,980
           ---------------------------------------------------------
                                                           3,633,660
           ---------------------------------------------------------

           APPLICATION SOFTWARE-3.36%
           Amdocs Ltd. (United Kingdom)/(a)/    60,600     1,590,750
           ---------------------------------------------------------
           Intuit Inc./(a)/                     26,000     1,144,260
           ---------------------------------------------------------
           Mercury Interactive Corp./(a)/       17,600       801,680
           ---------------------------------------------------------
           NAVTEQ Corp./(a)/                    13,300       616,588
           ---------------------------------------------------------
                                                           4,153,278
           ---------------------------------------------------------

           ASSET MANAGEMENT & CUSTODY
            BANKS-3.46%
           Investors Financial Services Corp.   24,900     1,244,502
           ---------------------------------------------------------
           Legg Mason, Inc.                     22,750     1,666,665
           ---------------------------------------------------------
           T. Rowe Price Group Inc.             22,000     1,368,400
           ---------------------------------------------------------
                                                           4,279,567
           ---------------------------------------------------------

           BIOTECHNOLOGY-2.71%
           Genzyme Corp./(a)/                   18,400     1,068,488
           ---------------------------------------------------------
           Gilead Sciences, Inc./(a)/           25,500       892,245
           ---------------------------------------------------------
           Invitrogen Corp./(a)/                10,800       725,004
           ---------------------------------------------------------
           Martek Biosciences Corp./(a)/        13,100       670,720
           ---------------------------------------------------------
                                                           3,356,457
           ---------------------------------------------------------

           BROADCASTING & CABLE TV-1.07%
           Scripps Co. (E.W.) (The)-Class A     27,300     1,318,044
           ---------------------------------------------------------

           CASINOS & GAMING-1.26%
           Station Casinos, Inc.                28,400     1,552,912
           ---------------------------------------------------------

           COMMUNICATIONS EQUIPMENT-4.56%
           Avaya Inc./(a)/                     113,400     1,950,480
           ---------------------------------------------------------
           Comverse Technology, Inc./(a)/       60,500     1,479,225
           ---------------------------------------------------------
           Corning Inc./(a)/                    69,200       814,484
           ---------------------------------------------------------
           Juniper Networks, Inc./(a)/          25,400       690,626
           ---------------------------------------------------------
           Scientific-Atlanta, Inc.             21,300       703,113
           ---------------------------------------------------------
                                                           5,637,928
           ---------------------------------------------------------

                                                                  MARKET
                                                       SHARES     VALUE
   -------------------------------------------------------------------------

   COMPUTER STORAGE & PERIPHERALS-0.90%
   Storage Technology Corp./(a)/                        35,300 $   1,115,833
   -------------------------------------------------------------------------

   CONSTRUCTION & ENGINEERING-0.69%
   Chicago Bridge & Iron Co. N.V.-New York Shares
    (Netherlands)                                       21,300       852,000
   -------------------------------------------------------------------------

   CONSTRUCTION & FARM MACHINERY & HEAVY
    TRUCKS-0.56%
   PACCAR Inc.                                           8,600       692,128
   -------------------------------------------------------------------------

   CONSUMER ELECTRONICS-0.76%
   Garmin Ltd. (Cayman Islands)/(b)/                    15,400       936,936
   -------------------------------------------------------------------------

   DATA PROCESSING & OUTSOURCED SERVICES-
    2.82%
   Alliance Data Systems Corp./(a)/                     29,500     1,400,660
   -------------------------------------------------------------------------
   DST Systems, Inc./(a)/                               18,200       948,584
   -------------------------------------------------------------------------
   Iron Mountain Inc./(a)/                              37,300     1,137,277
   -------------------------------------------------------------------------
                                                                   3,486,521
   -------------------------------------------------------------------------

   DEPARTMENT STORES-0.98%
   Kohl's Corp./(a)/                                    24,600     1,209,582
   -------------------------------------------------------------------------

   DIVERSIFIED BANKS-0.75%
   Centennial Bank Holdings, Inc. (Acquired 12/27/04;
    Cost $931,350)/(a)(c)(d)/                           88,700       931,350
   -------------------------------------------------------------------------

   DIVERSIFIED COMMERCIAL SERVICES-3.61%
   Apollo Group, Inc.-Class A/(a)/                       7,250       585,148
   -------------------------------------------------------------------------
   Career Education Corp./(a)/                          33,500     1,340,000
   -------------------------------------------------------------------------
   Cintas Corp.                                         25,500     1,118,430
   -------------------------------------------------------------------------
   Corrections Corp. of America/(a)/                    35,100     1,419,795
   -------------------------------------------------------------------------
                                                                   4,463,373
   -------------------------------------------------------------------------

   ELECTRICAL COMPONENTS &
    EQUIPMENT-0.63%
   Cooper Industries, Ltd.-Class A (Bermuda)            11,500       780,735
   -------------------------------------------------------------------------

   ELECTRONIC EQUIPMENT
    MANUFACTURERS-1.23%
   Amphenol Corp.-Class A/(a)/                          41,500     1,524,710
   -------------------------------------------------------------------------

   EMPLOYMENT SERVICES-1.64%
   Manpower Inc.                                        42,100     2,033,430
   -------------------------------------------------------------------------

   ENVIRONMENTAL SERVICES-1.81%
   Republic Services, Inc.                              39,200     1,314,768
   -------------------------------------------------------------------------
   Stericycle, Inc./(a)/                                20,000       919,000
   -------------------------------------------------------------------------
                                                                   2,233,768
   -------------------------------------------------------------------------

   GENERAL MERCHANDISE STORES-0.84%
   Dollar General Corp.                                 49,900     1,036,423
   -------------------------------------------------------------------------

   HEALTH CARE DISTRIBUTORS-1.09%
   Henry Schein, Inc./(a)/                              19,400     1,351,016
   -------------------------------------------------------------------------

                            AIM V.I. DYNAMICS FUND

                                                                MARKET
                                                     SHARES     VALUE
      --------------------------------------------------------------------

      HEALTH CARE EQUIPMENT-3.84%
      INAMED Corp./(a)/                               15,300 $     967,725
      --------------------------------------------------------------------
      Kinetic Concepts, Inc./(a)/                     19,900     1,518,370
      --------------------------------------------------------------------
      Nobel Biocare Holding A.G. (Switzerland)/(e)/    5,200       937,204
      --------------------------------------------------------------------
      Waters Corp./(a)/                               28,200     1,319,478
      --------------------------------------------------------------------
                                                                 4,742,777
      --------------------------------------------------------------------

      HEALTH CARE SERVICES-2.63%
      Caremark Rx, Inc./(a)/                          48,375     1,907,426
      --------------------------------------------------------------------
      Express Scripts, Inc./(a)/                      17,600     1,345,344
      --------------------------------------------------------------------
                                                                 3,252,770
      --------------------------------------------------------------------

      HEALTH CARE SUPPLIES-0.86%
      Cooper Cos., Inc. (The)                         15,000     1,058,850
      --------------------------------------------------------------------

      HOMEBUILDING-1.15%
      Pulte Homes, Inc.                               22,200     1,416,360
      --------------------------------------------------------------------

      HOTELS, RESORTS & CRUISE LINES-4.96%
      Hilton Hotels Corp.                            100,300     2,280,822
      --------------------------------------------------------------------
      Royal Caribbean Cruises Ltd. (Liberia)          34,500     1,878,180
      --------------------------------------------------------------------
      Starwood Hotels & Resorts Worldwide, Inc.       33,800     1,973,920
      --------------------------------------------------------------------
                                                                 6,132,922
      --------------------------------------------------------------------

      HYPERMARKETS & SUPER CENTERS-0.95%
      BJ's Wholesale Club, Inc./(a)/                  40,500     1,179,765
      --------------------------------------------------------------------

      INDUSTRIAL GASES-0.50%
      Praxair, Inc.                                   14,100       622,515
      --------------------------------------------------------------------

      INDUSTRIAL MACHINERY-2.35%
      Eaton Corp.                                     18,800     1,360,368
      --------------------------------------------------------------------
      Ingersoll-Rand Co.-Class A (Bermuda)            19,200     1,541,760
      --------------------------------------------------------------------
                                                                 2,902,128
      --------------------------------------------------------------------

      INSURANCE BROKERS-0.81%
      Willis Group Holdings Ltd. (Bermuda)            24,200       996,314
      --------------------------------------------------------------------

      INTEGRATED OIL & GAS-0.99%
      Murphy Oil Corp.                                15,200     1,222,840
      --------------------------------------------------------------------

      INTERNET SOFTWARE & SERVICES-2.20%
      Ask Jeeves, Inc./(a)/                           23,551       629,989
      --------------------------------------------------------------------
      VeriSign, Inc./(a)/                             62,300     2,088,296
      --------------------------------------------------------------------
                                                                 2,718,285
      --------------------------------------------------------------------

      INVESTMENT COMPANIES-EXCHANGE TRADED
       FUNDS-0.92%
      iShares Nasdaq Biotechnology Index Fund/(a)/    15,100     1,138,540
      --------------------------------------------------------------------

      MANAGED HEALTH CARE-1.14%
      Aetna Inc.                                      11,300     1,409,675
      --------------------------------------------------------------------

      MULTI-LINE INSURANCE-0.11%
      Quanta Capital Holdings Ltd. (Bermuda)/(a)/     14,800       136,456
      --------------------------------------------------------------------

      OFFICE ELECTRONICS-0.59%
      Zebra Technologies Corp.-Class A/(a)/           12,950       728,826
      --------------------------------------------------------------------

                                                                   MARKET
                                                        SHARES     VALUE
   --------------------------------------------------------------------------

   OIL & GAS EQUIPMENT & SERVICES-2.05%
   Halliburton Co.                                       34,000 $   1,334,160
   --------------------------------------------------------------------------
   Smith International, Inc./(a)/                        22,100     1,202,461
   --------------------------------------------------------------------------
                                                                    2,536,621
   --------------------------------------------------------------------------

   OIL & GAS EXPLORATION &
    PRODUCTION-0.99%
   Apache Corp.                                              42         2,124
   --------------------------------------------------------------------------
   Talisman Energy Inc. (Canada)                         45,200     1,218,592
   --------------------------------------------------------------------------
                                                                    1,220,716
   --------------------------------------------------------------------------

   OIL & GAS REFINING, MARKETING &
    TRANSPORTATION-1.48%
   Williams Cos., Inc. (The)                            112,600     1,834,254
   --------------------------------------------------------------------------

   OTHER DIVERSIFIED FINANCIAL
    SERVICES-0.95%
   CapitalSource Inc./(a)/                               45,900     1,178,253
   --------------------------------------------------------------------------

   PHARMACEUTICALS-3.45%
   MGI Pharma, Inc./(a)/                                 34,000       952,340
   --------------------------------------------------------------------------
   Shire Pharmaceuticals Group PLC-ADR
    (United Kingdom)                                     60,400     1,929,780
   --------------------------------------------------------------------------
   Valeant Pharmaceuticals International                 52,500     1,383,375
   --------------------------------------------------------------------------
                                                                    4,265,495
   --------------------------------------------------------------------------

   REAL ESTATE-4.38%
   Aames Investment Corp.                               109,400     1,170,580
   --------------------------------------------------------------------------
   KKR Financial Corp. (Acquired 08/05/04-12/21/04;
    Cost $1,276,520)/(a)(c)/                            127,400     1,331,330
   --------------------------------------------------------------------------
   New Century Financial Corp.                           28,800     1,840,608
   --------------------------------------------------------------------------
   People's Choice Financial Corp. (Acquired 12/21/04;
    Cost $1,069,000)/(a)(c)(d)/                         106,900     1,069,000
   --------------------------------------------------------------------------
                                                                    5,411,518
   --------------------------------------------------------------------------

   REAL ESTATE MANAGEMENT &
    DEVELOPMENT-1.12%
   CB Richard Ellis Group, Inc.-Class A/(a)/             41,200     1,382,260
   --------------------------------------------------------------------------

   REGIONAL BANKS-0.73%
   Zions Bancorp.                                        13,300       904,799
   --------------------------------------------------------------------------

   SEMICONDUCTOR EQUIPMENT-1.68%
   KLA-Tencor Corp./(a)/                                 15,400       717,332
   --------------------------------------------------------------------------
   Novellus Systems, Inc./(a)/                           48,900     1,363,821
   --------------------------------------------------------------------------
                                                                    2,081,153
   --------------------------------------------------------------------------

   SEMICONDUCTORS-3.08%
   Altera Corp./(a)/                                     42,980       889,686
   --------------------------------------------------------------------------
   Microchip Technology Inc.                             51,882     1,383,174
   --------------------------------------------------------------------------
   National Semiconductor Corp.                          85,400     1,532,930
   --------------------------------------------------------------------------
                                                                    3,805,790
   --------------------------------------------------------------------------

   SPECIALIZED FINANCE-0.70%
   Moody's Corp.                                          9,900       859,815
   --------------------------------------------------------------------------

                            AIM V.I. DYNAMICS FUND

                                                        MARKET
                                             SHARES     VALUE
              ----------------------------------------------------

              SPECIALTY CHEMICALS-2.54%
              Ecolab Inc.                     19,800 $     695,574
              ----------------------------------------------------
              Nalco Holding Co./(a)/          53,300     1,040,416
              ----------------------------------------------------
              Rohm & Haas Co.                 31,700     1,402,091
              ----------------------------------------------------
                                                         3,138,081
              ----------------------------------------------------

              SPECIALTY STORES-2.21%
              Advance Auto Parts, Inc./(a)/   22,500       982,800
              ----------------------------------------------------
              Staples, Inc.                   51,900     1,749,549
              ----------------------------------------------------
                                                         2,732,349
              ----------------------------------------------------

              SYSTEMS SOFTWARE-1.00%
              Novell, Inc./(a)/              182,500     1,231,875
              ----------------------------------------------------

              TECHNOLOGY DISTRIBUTORS-0.54%
              CDW Corp.                       10,000       663,500
              ----------------------------------------------------

              TRADING COMPANIES &
               DISTRIBUTORS-1.04%
              Fastenal Co.                    20,900     1,286,604
              ----------------------------------------------------

              TRUCKING-0.34%
              Sirva Inc./(a)/                 21,600       415,152
              ----------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
 SERVICES-3.05%
American Tower Corp.-Class A/(a)/                          87,900 $  1,617,360
-------------------------------------------------------------------------------
Nextel Partners, Inc.-Class A/(a)/                         67,950    1,327,743
-------------------------------------------------------------------------------
SpectraSite, Inc./(a)/                                     14,300      827,970
-------------------------------------------------------------------------------
                                                                     3,773,073
-------------------------------------------------------------------------------
Total Common Stocks & Other Equity Interests
 (Cost $101,024,897)                                               119,861,473
-------------------------------------------------------------------------------
MONEY MARKET FUNDS-2.70%
Premier Portfolio (Cost $3,341,046)/(f)(g)/             3,341,046    3,341,046
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.66% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $104,365,943)                                               123,202,519
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED
MONEY MARKET FUNDS-0.46%
Premier Portfolio/(f)(g)(h)/                              561,100      561,100
-------------------------------------------------------------------------------
Total Money Market Funds (purchased with cash
 collateral from securities loaned) (Cost $561,100)                    561,100
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.12% (Cost $104,927,043)                      123,763,619
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.12%)                                 (143,841)
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                                $123,619,778
-------------------------------------------------------------------------------

Investment Abbreviations:

ADR- American Depositary Receipt

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $3,331,680, which represented 2.70% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $2,000,350, which represented 1.62% of the Fund's Total Investments. See Note 1A.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.76% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(h) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.


See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. DYNAMICS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
Investments, at market value (cost $101,024,897)*                     $ 119,861,473
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $3,902,146)            3,902,146
------------------------------------------------------------------------------------
    Total investments (cost $104,927,043)                               123,763,619
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $71)                                   75
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                          628,324
------------------------------------------------------------------------------------
  Fund shares sold                                                           14,594
------------------------------------------------------------------------------------
  Dividends                                                                 104,397
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             9,883
------------------------------------------------------------------------------------
    Total assets                                                        124,520,892
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                     89,203
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         13,079
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                               561,100
------------------------------------------------------------------------------------
Accrued administrative services fees                                        191,961
------------------------------------------------------------------------------------
Accrued distribution fees - Series II                                             7
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                   2,645
------------------------------------------------------------------------------------
Accrued operating expenses                                                   43,119
------------------------------------------------------------------------------------
    Total liabilities                                                       901,114
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 123,619,778
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $ 210,994,399
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                  (10,751)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (106,200,450)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                              18,836,580
------------------------------------------------------------------------------------
                                                                      $ 123,619,778
------------------------------------------------------------------------------------

NET ASSETS:
Series I                                                              $ 123,608,623
------------------------------------------------------------------------------------
Series II                                                             $      11,155
------------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                  9,265,026
------------------------------------------------------------------------------------
Series II                                                                     837.5
------------------------------------------------------------------------------------
Series I:
 Net asset value per share                                            $       13.34
------------------------------------------------------------------------------------
Series II:
 Net asset value per share                                            $       13.32
------------------------------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $550,602 were on loan to brokers.

Statement of Operations
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $8,340)               $    652,075
--------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities
 lending income of $10,125**)                                            60,960
--------------------------------------------------------------------------------
    Total investment income                                             713,035
--------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                         1,032,136
--------------------------------------------------------------------------------
Administrative services fees                                            381,088
--------------------------------------------------------------------------------
Custodian fees                                                           41,121
--------------------------------------------------------------------------------
Distribution fees - Series II                                                17
--------------------------------------------------------------------------------
Transfer agent fees                                                      12,350
--------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                   14,153
--------------------------------------------------------------------------------
Other                                                                    93,254
--------------------------------------------------------------------------------
    Total expenses                                                    1,574,119
--------------------------------------------------------------------------------
Less:Fees waived and expenses reimbursed                                 (2,625)
--------------------------------------------------------------------------------
    Net expenses                                                      1,571,494
--------------------------------------------------------------------------------
Net investment income (loss)                                           (858,459)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
  Investment securities                                              28,099,321
--------------------------------------------------------------------------------
  Foreign currencies                                                      1,312
--------------------------------------------------------------------------------
                                                                     28,100,633
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (12,380,354)
--------------------------------------------------------------------------------
  Foreign currencies                                                          4
--------------------------------------------------------------------------------
                                                                    (12,380,350)
--------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies           15,720,283
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 14,861,824
--------------------------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. DYNAMICS FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and 2003

                                                                                     2004          2003
------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                                    $   (858,459) $   (952,962)
------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and foreign currencies               28,100,633    14,654,533
------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities
   and foreign currencies                                                         (12,380,350)   29,147,353
------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            14,861,824    42,848,924
------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                         (60,521,334)   10,285,394
------------------------------------------------------------------------------------------------------------
 Series II                                                                             10,000            --
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions        (60,511,334)   10,285,394
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (45,649,510)   53,134,318
------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of year                                                                169,269,288   116,134,970
------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of $(10,751)
   and $(5,658), respectively)                                                   $123,619,778  $169,269,288
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dynamics Fund, formerly INVESCO VIF-Dynamics Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

                            AIM V.I. DYNAMICS FUND

     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

                            AIM V.I. DYNAMICS FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $601,391. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $430,745. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $2,585.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $40 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $225,585, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $155,503 for such services, of which IFG retained $11,921 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $12,350.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual Fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio  $3,303,049  $109,156,286 $(109,118,289)      $ --       $3,341,046  $50,835     $ --
-----------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio  $       --  $ 14,592,344 $ (14,031,244)      $ --       $  561,100  $10,125     $ --
-----------------------------------------------------------------------------------------------------------
TOTAL              $3,303,049  $123,748,630 $(123,149,533)      $ --       $3,902,146  $60,960     $ --
-----------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.

                            AIM V.I. DYNAMICS FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $403,556 and $481,714, respectively.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $2,048 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2004, the Fund had interfund borrowings for the number of days the borrowings were outstanding, in the amount of $4,957,500 with a weighted average interest rate of 1.21% and interest expense of $653.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended December 31, 2004, the Fund did not borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2004, securities with an aggregate value of $550,602 were on loan to brokers. The loans were secured by cash collateral of $561,100 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $10,125 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
              ---------------------------------------------------
              Unrealized appreciation--investments $  17,866,150
              ---------------------------------------------------
              Temporary book/tax differences              (8,758)
              ---------------------------------------------------
              Capital loss carryforward             (105,230,019)
              ---------------------------------------------------
              Post-October capital loss deferral          (1,994)
              ---------------------------------------------------
              Shares of beneficial interest          210,994,399
              ---------------------------------------------------
              Total net assets                     $ 123,619,778
              ---------------------------------------------------

                            AIM V.I. DYNAMICS FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the deferral of loss on certain option contracts. The tax basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies $4.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses the deferral of post-October currency losses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $23,097,256 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2009               $ 34,604,090
                 ---------------------------------------------
                 December 31, 2010                 70,625,929
                 ---------------------------------------------
                 Total capital loss carryforward $105,230,019
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $162,022,334 and $224,439,291, respectively.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $19,301,616
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,435,470)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $17,866,146
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $105,897,473.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, non-deductible reorganization expenses and foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $853,366, undistributed net realized gain (loss) was decreased by $1,312 and shares of beneficial interest decreased by $852,054. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                      CHANGES IN SHARES OUTSTANDING/(a)/
    -----------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      ----------------------------------------------------
                                2004                       2003
                      ------------------------  --------------------------
                        SHARES       AMOUNT        SHARES        AMOUNT
    -----------------------------------------------------------------------
    Sold:
      Series I         3,083,564  $ 37,510,555   43,895,013  $ 426,395,783
    -----------------------------------------------------------------------
      Series II/(b)/         838        10,000           --             --
    -----------------------------------------------------------------------
    Reacquired:
      Series I        (8,198,618)  (98,031,889) (43,111,961)  (416,110,389)
    -----------------------------------------------------------------------
      Series II/(b)/          --            --           --             --
    -----------------------------------------------------------------------
                      (5,114,216) $(60,511,334)     783,052  $  10,285,394
    -----------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 83% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

                            AIM V.I. DYNAMICS FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                    SERIES I
                                                                   ------------------------------------------------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------------
                                                                        2004            2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.77        $   8.54       $  12.54       $  18.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.09)          (0.07)         (0.00)/(a)/    (0.00)/(a)/
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.66            3.30          (4.00)         (5.67)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.57            3.23          (4.00)         (5.67)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --              --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  13.34        $  11.77       $   8.54       $  12.54
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     13.34%          37.82%        (31.90)%       (31.14)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $123,609        $169,269       $116,135       $174,716
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.14%/(c)/      1.14%/(d)/     1.12%          1.08%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.62)%/(c)/    (0.70)%        (0.75)%        (0.54)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  64%            129%           110%            62%
--------------------------------------------------------------------------------------------------------------------------------

                                                                   ---------

                                                                   ---------
                                                                        2000
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  18.90
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.00)/(a)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.67)
---------------------------------------------------------------------------------
    Total from investment operations                                  (0.67)
---------------------------------------------------------------------------------
Less distributions from net realized gains                            (0.02)
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  18.21
---------------------------------------------------------------------------------
Total return/(b)/                                                     (3.55)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $170,610
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.09%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.24)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  58%
---------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.08), $(0.06) and $(0.03) for the years ended December 31, 2002, 2001 and 2000, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $137,611,312.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.15% for the year ended December 31, 2003.

                                                                  SERIES II
                                                            ----------------------
                                                                APRIL 30, 2004
                                                            (DATE SALES COMMENCED)
                                                             TO DECEMBER 31, 2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.94
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.07)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.45
----------------------------------------------------------------------------------
    Total from investment operations                                  1.38
----------------------------------------------------------------------------------
Net asset value, end of period                                      $13.32
----------------------------------------------------------------------------------
Total return/(a)/                                                    11.56%
----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   11
----------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.40%/(b)/
----------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.88)%/(b)/
----------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                            64%
----------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,038. /(c)/Not annualized for periods less than one year.

                            AIM V.I. DYNAMICS FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

                            AIM V.I. DYNAMICS FUND

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

                            AIM V.I. DYNAMICS FUND

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.


                            AIM V.I. DYNAMICS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM V.I. Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Dynamics Fund, formerly known as INVESCO VIF-Dynamics Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 11, 2005
Houston, Texas

                            AIM V.I. DYNAMICS FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of INVESCO VIF-Dynamics Fund (now known as AIM V.I. Dynamics Fund), ("Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), (now known as AIM Variable Insurance Funds), a Delaware statutory trust, was held April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board of INVESCO Variable Investment Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James
     T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack
     M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

The results of the voting on the above matters were as follows:

                                                    WITHHOLDING
                     TRUSTEES/MATTER     VOTES FOR   AUTHORITY
                -----------------------------------------------
                (1)* Bob R. Baker....... 93,545,754  4,458,528
                     Frank S. Bayley.... 93,653,161  4,351,121
                     James T. Bunch..... 93,688,828  4,315,454
                     Bruce L. Crockett.. 93,737,421  4,266,861
                     Albert R. Dowden... 93,716,317  4,287,965
                     Edward K. Dunn, Jr. 93,623,043  4,381,239
                     Jack M. Fields..... 93,746,928  4,257,354
                     Carl Frischling.... 93,654,819  4,349,463
                     Robert H. Graham... 93,716,756  4,287,526
                     Gerald J. Lewis.... 93,594,018  4,410,264
                     Prema Mathai-Davis. 93,482,582  4,521,700
                     Lewis F. Pennock... 93,664,049  4,340,233
                     Ruth H. Quigley.... 93,518,516  4,485,766
                     Louis S. Sklar..... 93,623,163  4,381,119
                     Larry Soll, Ph.D... 93,521,612  4,482,670
                     Mark H. Williamson. 93,642,072  4,362,210

     MATTER                                                                                                         VOTES FOR
-------------------------------------------------------------------------------------------------------------------------------
(2). Approval of a new Investment Advisory Agreement with A I M Advisors, Inc...................................... 10,238,915
(3). Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc... 10,218,681
(4)* Approval of an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust........................ 88,123,016

                                                                                                                 VOTES
MATTER                                                                                                          AGAINST
-------------------------------------------------------------------------------------------------------------------------
Approval of a new Investment Advisory Agreement with A I M Advisors, Inc......................................   285,350
Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc...   279,887
Approval of an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust........................ 3,299,467

                                                                                                                WITHHELD/
MATTER                                                                                                         ABSTENTIONS
--------------------------------------------------------------------------------------------------------------------------
Approval of a new Investment Advisory Agreement with A I M Advisors, Inc......................................    734,044
Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc...    759,741
Approval of an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust........................  6,581,799

* Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.

                            AIM V.I. DYNAMICS FUND

TRUSTEES AND OFFICERS
As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND                   TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST           OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
  Interested Persons
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946            1993              Director and Chairman, A I M Management  None
  Trustee, Vice Chair and President                        Group Inc. (financial services holding
                                                           company); Director and Vice Chairman,
                                                           AMVESCAP PLC and Chairman, AMVESCAP
                                                           PLC -- AIM Division (parent of AIM and
                                                           a global investment management firm)

                                                           Formerly: President and Chief Executive
                                                           Officer, A I M Management Group Inc.;
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director and Chairman, A I M
                                                           Capital Management, Inc. (registered
                                                           investment advisor), A I M
                                                           Distributors, Inc. (registered broker
                                                           dealer), AIM Investment Services, Inc.,
                                                           (registered transfer agent), and Fund
                                                           Management Company (registered broker
                                                           dealer); and Chief Executive Officer,
                                                           AMVESCAP PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951 Trustee  2003              Director, President and Chief Executive  None
  and Executive Vice President                             Officer, A I M Management Group Inc.
                                                           (financial services holding company);
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director, A I M Capital
                                                           Management, Inc. (registered investment
                                                           advisor) and A I M Distributors, Inc.
                                                           (registered broker dealer); Director
                                                           and Chairman, AIM Investment Services,
                                                           Inc. (registered transfer agent), Fund
                                                           Management Company (registered broker
                                                           dealer) and INVESCO Distributors Inc.
                                                           (registered broker dealer); and Chief
                                                           Executive Officer, AMVESCAP PLC -- AIM
                                                           Division (parent of AIM and a global
                                                           investment management firm)

                                                           Formerly: Director, Chairman, President
                                                           and Chief Executive Officer, INVESCO
                                                           Funds Group, Inc.; President and Chief
                                                           Executive Officer, INVESCO
                                                           Distributors, Inc.; Chief Executive
                                                           Officer, AMVESCAP PLC -- Managed
                                                           Products; Chairman and Chief Executive
                                                           Officer of NationsBanc Advisors, Inc.;
                                                           and Chairman of NationsBanc
                                                           Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett/3/ -- 1944           1993              Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                        Associates (technology consulting        company); and Captaris,
                                                           company)                                 Inc. (unified messaging
                                                                                                    provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                    2004             Retired                                  None
  Trustee
                                                           Formerly: President and Chief Executive
                                                           Officer, AMC Cancer Research Center;
                                                           and Chairman and Chief Executive
                                                           Officer, First Columbia Financial
                                                           Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939                 2001             Retired                                  Badgley Funds, Inc.
  Trustee                                                                                           (registered investment
                                                           Formerly: Partner, law firm of Baker &   company)
                                                           McKenzie
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942                  2004             Co-President and Founder, Green,         None
  Trustee                                                  Manning & Bunch Ltd., (investment
                                                           banking firm); and Director, Policy
                                                           Studies, Inc. and Van Gilder Insurance
                                                           Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941                2000             Director of a number of public and       Cortland Trust, Inc.
  Trustee                                                  private business corporations,           (Chairman) (registered
                                                           including the Boss Group Ltd. (private   investment company);
                                                           investment and management) and Magellan  Annuity and Life Re
                                                           Insurance Company                        (Holdings), Ltd. (insurance
                                                                                                    company)
                                                           Formerly: Director, President and Chief
                                                           Executive Officer, Volvo Group North
                                                           America, Inc.; Senior Vice President,
                                                           AB Volvo; and director of various
                                                           affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935             1998             Retired                                  None
  Trustee
                                                           Formerly: Chairman, Mercantile Mortgage
                                                           Corp.; President and Chief Operating
                                                           Officer, Mercantile-Safe Deposit &
                                                           Trust Co.; and President, Mercantile
                                                           Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952                  1997             Chief Executive Officer, Twenty First    Administaff, and Discovery
  Trustee                                                  Century Group, Inc. (government affairs  Global Education Fund
                                                           company) and Texana Timber LP            (non-profit)
                                                           (sustainable forestry company)

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                            AIM V.I. DYNAMICS FUND

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND                TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc.
 Trustee                                                Naftalis and Frankel LLP                 (registered investment
                                                                                                 company)
-----------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2004             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (California)
                                                        Formerly: Associate Justice of the
                                                        California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
-----------------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1993             Partner, law firm of Pennock & Cooper    None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001             Retired                                  None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------
 Louis S. Sklar/4/ -- 1939             1993             Executive Vice President, Development    None
 Trustee                                                and Operations Hines Interests Limited
                                                        Partnership (real estate development
                                                        company)
-----------------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2004             Retired                                  None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------
Other Officers
-----------------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/5/ -- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and                              Group Inc. (financial services holding
 Chief Compliance Officer                               company); Senior Vice President and
                                                        Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; and Vice President,
                                                        AIM Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds.
-----------------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. (financial
                                                        services holding company) and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC and Vice President
                                                        A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1993             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc., and
                                                        Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                1993             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly, Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, AIM Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio
                                                        Manager, INVESCO Institutional (N.A.),
                                                        Inc.
-----------------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company; and Vice President,
                                                        A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
 Edgar M. Larsen/4/ -- 1940            1999             Executive Vice President, A I M          N/A
 Vice President                                         Management Group, Inc.; Senior Vice
                                                        President, A I M Advisors, Inc., and
                                                        President, Director of Investments,
                                                        Chief Executive Officer and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc. (See footnote (4)
                                                        below.)

                                                        Formerly: Director of AIM Advisors,
                                                        Inc. and A I M Management Group Inc.,
                                                        A I M Advisors, Inc.; and Director and
                                                        Chairman, A I M Capital Management, Inc.

--------------------------------------------------------------------------------
/4/ Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
/5/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.         A I M Advisors, Inc         A I M Distributors, Inc.    PricewaterhouseCoopers LLP
Suite 100                  11 Greenway Plaza           11 Greenway Plaza           1201 Louisiana Street
Houston, TX 77046-1173     Suite 100                   Suite 100                   Suite 2900
                           Houston, TX 77046-1173      Houston, TX 77046-1173      Houston, TX 77002-5678

COUNSEL TO THE FUND        COUNSEL TO THE            TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP        INDEPENDENT TRUSTEES      AIM Investment Services, Inc. State Street Bank and Trust
3000 K N.W., Suite 500     Kramer, Levin, Naftalis &   P.O. Box 4739               Company
Washington D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739      225 Franklin Street
                           919 Third Avenue                                        Boston, MA 02110-2801
                           New York, NY 10022-3852

                            AIM V.I. DYNAMICS FUND

                                                AIM V.I. FINANCIAL SERVICES FUND

                               Annual Report to Shareholders . December 31, 2004

                 EFFECTIVE OCTOBER 15, 2004, INVESCO VIF-FINANCIAL SERVICES FUND
                                   WAS RENAMED AIM V.I. FINANCIAL SERVICES FUND.

               AIM V.I. FINANCIAL SERVICES FUND seeks to provide capital growth.

          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
                                      12/31/04 AND IS BASED ON TOTAL NET ASSETS.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

                       [Your goals. Our solutions.]
                         - registered trademark -
                                                        [AIM Investments Logo]
                                                        - registered trademark -
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. FINANCIAL SERVICES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

On October 1,2004, the fund's portfolio management team was changed with the objective of improving long-term results. The fund's new portfolio managers are Michael J. Simon and Meggan M. Walsh. Each brings 15 years of investing and financial sector experience to the fund. For the year, AIM V.I. Financial Services Fund produced a solid return but trailed its benchmark indexes.
================================================================================
FUND VS. INDEXES

Total returns, 12/31/03-12/31/04, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                                                            8.68%

Series II Shares                                                           8.44

S&P 500 Index (Broad Market Index)                                        10.87

S&P 500 Financials Index
(Style-specific Index)                                                    10.89

Lipper Financial Services Fund Index
(Peer Group Index)                                                        13.96

Source: Lipper, Inc.
================================================================================

     Financial stocks performed in line with the overall market as evidenced by the similar returns of the S&P 500 Index and the S&P 500 Financials Index during the period. Since AIM V.I. Financial Services Fund focuses its investments on financial companies, we suggest that it is most important to compare short-term results, such as one year, to a benchmark comprised of financial companies such as the S&P 500 Financials Index. Over multi-year holding periods, we believe comparisons to both a financial services index and a broad market index are important. The fund underperformed the S&P 500 Financials Index largely because of lower industry weightings in regional banks and real estate investment trusts, which were among the better performing financial industries in 2004.

     The Lipper Financial Services Fund Index represents the performance of mutual funds that invest in financial services companies. It includes funds with a variety of mandates including diversified U.S. financial funds, narrowly focused sub-industry funds, and global funds. AIM V.I. Financial Services Fund underperformed this Lipper group largely because of strong performance by funds focused on small and mid-size regional banks and global funds.

OUR INVESTMENT PHILOSOPHY AND PROCESS

Because we assumed management of the fund on October 1, we wanted to describe our investment process and philosophy. Our objective is to create wealth by maintaining a long-term investment horizon and investing in companies that are significantly undervalued on an absolute basis or that exhibit superior capital discipline. Our investment universe consists of approximately 250-300 publicly traded companies that derive at least half their revenues or earnings from financial services activities.

     We focus our investments in the two primary investment opportunities that have historically resulted in superior investment performance within the financial sector:

     1. Common stocks of companies trading at a significant discount to intrinsic value because of excessive short-term investor pessimism.

     2. Common stocks of reasonably valued companies that demonstrate superior capital discipline by returning excess capital to shareholders via dividends or share repurchases.

     To purchase a stock, we require a minimum of 50% upside potential to our estimate of intrinsic value over a two- to three-year investment horizon or the demonstrated ability and willingness to return growing excess capital to shareholders in the form of dividends or share repurchases. We maintain a proprietary database of intrinsic value estimates for current and prospective investments and utilize a customized multifactor quality screen. Purchase candidates are subject to exhaustive fundamental analysis and an assessment of portfolio suitability, including analysis such as:

     . Adjustment for economic distortions permitted by generally accepted accounting principles (GAAP).

     . An estimate of sustainable growth and marginal return on economic equity.

     . A discounted cash flow model driven by growth and marginal return assumptions.

     . A detailed analysis of normalized earnings power.

     . Assessment of financial strength and capital adequacy.

     . Analysis of historical dividends and share repurchases in the context of a company's ability to grow capital returned to shareholders in the future.

     . Relative valuation analysis versus history and peers.

     . Traditional competitive analysis of the company and its industry.

     . Intangible considerations such as management execution.

================================================================================
PORTFOLIO COMPOSITION

By industry

 1. Diversified Banks                                                      16.2%
 2. Thrifts & Mortgage Finance                                             12.2
 3. Other Diversified Financial Services                                   11.5
 4. Investment Banking & Brokerage                                          9.3
 5. Asset Management & Custody Banks                                        8.9
 6. Multi-Line Insurance                                                    8.7
 7. Property & Casualty Insurance                                           8.1
 8. Consumer Finance                                                        6.7
 9. Insurance Brokers                                                       4.6
10. Regional Banks                                                          4.2
    2 Other industries, each less than 3% of total net assets               4.5
      Money Market Funds Plus Other Assets Less Liabilities                 5.1

================================================================================

================================================================================
TOP 10 EQUITY HOLDINGS*

 1. Fannie Mae                                                              6.7%
 2. JP Morgan Chase & Co.                                                   5.9
 3. Citigroup Inc.                                                          5.6
 4. Bank of America Corp.                                                   5.2
 5. Wachovia Corp.                                                          4.8
 6. Merrill Lynch & Co., Inc.                                               4.6
 7. Hartford Financial Services Group, Inc. (The)                           3.9
 8. Freddie Mac                                                             3.6
 9. Bank of New York Co., Inc. (The)                                        3.5
10. American Express Co.                                                    3.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

* Excluding money market fund holdings.
================================================================================

AIM V.I. FINANCIAL SERVICES FUND

     Portfolio construction is largely a bottom-up process, driven by the two investment opportunities described above, with careful attention to risk management. The result is normally a 35- to 50-stock portfolio with investments that are attractive from both a valuation and capital discipline perspective representing top holdings. In constructing the portfolio, we focus on maximizing the return potential of the valuation and return-of-capital opportunities while striving to mitigate absolute investment risk by limiting commonality among investments in the portfolio. We do not mimic a static benchmark in an attempt to neutralize short-term relative performance variation but focus risk management on the more complex nature of absolute investment risk, an especially important consideration given the inherent risk concentration of a single-sector portfolio.

MARKET CONDITIONS AND YOUR FUND

The domestic economy continued to recover throughout the year, with broader markets responding favorably. Higher commodity prices, a more restrictive monetary policy, and concerns about the sustainability of economic growth were key issues during the period. The in-line performance of the financial sector was driven by steady earnings growth and strong returns on equity at many financial companies, and stable credit trends offset by mounting concerns over rising interest rates.

     Fund holdings in stocks of investment banking companies were the most significant contributors to performance during the year as fixed income markets remained robust and market activity continued to recover from depressed bear market levels. Capital One Financial added to performance as consumer finance stocks exhibited strength amidst the return of employment growth. National banking companies Bank of America and Wachovia also contributed to performance.

     The largest negative impact on performance relative to the benchmark and peers was the portfolio's underweight position in regional banks, which performed well, benefiting from a steep yield curve and increased merger activity. Detractors from performance included insurance brokers Marsh & McLennan and Aon because of concerns over accusations of anti-competitive behavior by the New York Attorney General and Ameritrade Holdings (not a fund holding at the close of the fiscal year) amidst heightened price competition in on-line stock brokerage.

     We significantly restructured the portfolio after assuming management of the fund on October 1, 2004. Portfolio changes implemented over the course of the fourth quarter were intended to both increase the portfolio's upside to intrinsic value and increase the representation of companies returning capital to shareholders. Examples of portfolio actions include adding to Fannie Mae, which we believe provides among the best upside to intrinsic value in the financial sector and purchasing Federated Investors Inc., an asset manager that diligently returns its cash flows to shareholders. The portfolio modestly lagged the financial sector in relative terms during the quarter despite strong absolute returns. We believe that quarter-to-quarter performance is often driven by normal market volatility from short-term investor psychology. Our investment discipline is focused on creating wealth for shareholders over the long term.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

     International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

     Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

IN CLOSING

Thank you for your investment in the fund. We look forward to working on your behalf to build a diversified portfolio of what we believe to be undervalued and capital disciplined financial companies that profitably grow cash flows over time. We believe seeking such a portfolio provides the best opportunity to achieve attractive long-term returns when investing in the financial sector.

The views and opinions expressed in Management's Discussion of Fund Performance are those of AIM Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but AIM Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

[SIMON PHOTO]

MICHAEL J. SIMON,

Chartered Financial Analyst, senior portfolio manager, is the lead portfolio manager of AIM V.I. Financial Services Fund. He started his investment career in 1989 and joined AIM in 2001. Mr. Simon received his B.B.A in finance from Texas Christian University and his M.B.A. from the University of Chicago. He has served as Occasional Faculty in the Finance and Decision Sciences Department of Texas Christian University's M.J. Neeley School of Business.

[WALSH PHOTO]

MEGGAN M. WALSH,

Chartered Financial Analyst, senior portfolio manager, is a manager of AIM V.I. Financial Services Fund. She has worked in the investment industry since 1987. She joined AIM in 1991 as a trader of short-term taxable fixed-income securities. In 1998, Ms. Walsh assumed portfolio management duties in AIM's equities department. Ms. Walsh received her bachelor's degree in finance from the University of Maryland and her M.B.A. from Loyola College.

Assisted by the Basic Value Team and the Diversified Dividend Team

[RIGHT ARROW GRAPHIC]

For further information on your fund, its expenses and its long-term performance, please turn the page.

AIM V.I. FINANCIAL SERVICES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the fund, you incur ongoing costs including management fees, distribution and/or service fees (12b-1) and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

================================================================================

                                                                          HYPOTHETICAL
                                           ACTUAL              (5% annual return before expenses)
                                ----------------------------   ----------------------------------
            Beginning Account   Ending Account     Expenses       Ending Account     Expenses
  Share           Value              Value       Paid During           Value       Paid During
  Class         (07/01/04)       (12/31/04)/1/    Period/2/         (12/31/04)      Period/2/
---------   -----------------   --------------   -----------      --------------   -----------
Series I        $1,000.00          $1,070.20        $5.88            $1,019.46        $5.74
Series II        1,000.00           1,068.70         7.18             1,018.20         7.00

/1/ The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 7.02% and 6.87% for Series I and II shares, respectively.

/2/ Expenses are equal to the fund's annualized expense ratio (1.13% and 1.38% for Series I and II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

================================================================================

AIM V.I. FINANCIAL SERVICES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04

Series I Shares
Inception (9/20/99)                                                        7.93%
   5 Years                                                                 6.15
   1 Year                                                                  8.68

Series II Shares
Inception                                                                  7.67
   5 Years                                                                 5.89
   1 Year                                                                  8.44
================================================================================

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of the funds Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the higher Rule 12b-l fees applicable to the Series II shares. The inception date of the funds Series I shares is 9/20/99. The inception date of the funds Series II shares is 4/30/04. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
9/20/99- 12/31/04 Index data as of 9/30/99

            AIM V.I. Financial   Lipper Financial     S&P 500
              Services Fund-      Services Fund     Financials   S&P 500
   Date          Series I              Index           Index      Index
---------   ------------------   ----------------   ----------   -------
9/20/1999         $10000
     9/99           9950              $10000          $10000     $10000
    12/99          11100               10478           10877      11487
     3/00          10990               10498           11135      11750
     6/00          11081               10317           10810      11438
     9/00          13532               12526           13383      11327
    12/00          13855               13279           13672      10441
     3/01          12414               12104           12355       9204
     6/01          13275               12985           13327       9742
     9/01          11603               11571           11585       8313
    12/01          12487               12378           12449       9201
     3/02          12950               12959           12879       9227
     6/02          12015               12268           11920       7991
     9/02          10145               10431            9890       6611
    12/02          10628               10892           10626       7168
     3/03          10122               10350           10083       6943
     6/03          11812               12163           11946       8011
     9/03          12318               12788           12451       8223
    12/03          13766               14376           13923       9223
     3/04          14437               15084           14602       9380
     6/04          13981               14669           14255       9541
     9/04          13929               14872           14309       9362
    12/04         $14960              $16383          $15440     $10226

                                                            Source: Lipper, Inc.
================================================================================

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Financial Services Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the fund directly. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. *

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Lipper Financial Services Fund Index represents an average of the 10 largest financial-services funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark--Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The S&P 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including real estate investment trusts.

     The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

* Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

SCHEDULE OF INVESTMENTS
December 31, 2004


                                                             MARKET
                                                   SHARES    VALUE
         -------------------------------------------------------------
         COMMON STOCKS-94.90%

         ASSET MANAGEMENT & CUSTODY
          BANKS-8.91%
         Bank of New York Co., Inc. (The)          215,475 $ 7,201,174
         -------------------------------------------------------------
         Federated Investors, Inc.-Class B          89,500   2,720,800
         -------------------------------------------------------------
         Franklin Resources, Inc.                   59,900   4,172,035
         -------------------------------------------------------------
         Legg Mason, Inc.                           40,650   2,978,019
         -------------------------------------------------------------
         Northern Trust Corp.                       22,700   1,102,766
         -------------------------------------------------------------
                                                            18,174,794
         -------------------------------------------------------------

         CONSUMER FINANCE-6.65%
         American Express Co.                      127,600   7,192,812
         -------------------------------------------------------------
         Capital One Financial Corp.                75,600   6,366,276
         -------------------------------------------------------------
                                                            13,559,088
         -------------------------------------------------------------

         DIVERSIFIED BANKS-16.22%
         Anglo Irish Bank Corp. PLC (Ireland)/(a)/  88,300   2,141,350
         -------------------------------------------------------------
         Bank of America Corp.                     227,624  10,696,052
         -------------------------------------------------------------
         U.S. Bancorp                              116,400   3,645,648
         -------------------------------------------------------------
         Wachovia Corp.                            184,600   9,709,960
         -------------------------------------------------------------
         Wells Fargo & Co.                         110,650   6,876,898
         -------------------------------------------------------------
                                                            33,069,908
         -------------------------------------------------------------

         DIVERSIFIED CAPITAL MARKETS-1.83%
         UBS A.G. (Switzerland)                     44,600   3,739,264
         -------------------------------------------------------------

         INSURANCE BROKERS-4.64%
         Aon Corp.                                 194,000   4,628,840
         -------------------------------------------------------------
         Marsh & McLennan Cos., Inc.               147,000   4,836,300
         -------------------------------------------------------------
                                                             9,465,140
         -------------------------------------------------------------

         INVESTMENT BANKING & BROKERAGE-9.30%
         Goldman Sachs Group, Inc. (The)            50,900   5,295,636
         -------------------------------------------------------------
         Lehman Brothers Holdings Inc.              27,700   2,423,196
         -------------------------------------------------------------
         Merrill Lynch & Co., Inc.                 158,100   9,449,637
         -------------------------------------------------------------
         Morgan Stanley                             32,100   1,782,192
         -------------------------------------------------------------
                                                            18,950,661
         -------------------------------------------------------------

         LIFE & HEALTH INSURANCE-2.70%
         Prudential Financial, Inc.                100,300   5,512,488
         -------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     ---------------------------------------------------------------------

     MULTI-LINE INSURANCE-8.65%
     American International Group, Inc.               108,850 $  7,148,180
     ---------------------------------------------------------------------
     Genworth Financial Inc.-Class A                   93,500    2,524,500
     ---------------------------------------------------------------------
     Hartford Financial Services Group, Inc. (The)    114,800    7,956,788
     ---------------------------------------------------------------------
                                                                17,629,468
     ---------------------------------------------------------------------

     OTHER DIVERSIFIED FINANCIAL
      SERVICES-11.47%
     Citigroup Inc.                                   235,940   11,367,589
     ---------------------------------------------------------------------
     JPMorgan Chase & Co.                             307,920   12,011,959
     ---------------------------------------------------------------------
                                                                23,379,548
     ---------------------------------------------------------------------

     PROPERTY & CASUALTY INSURANCE-8.11%
     ACE Ltd. (Cayman Islands)                        136,500    5,835,375
     ---------------------------------------------------------------------
     Chubb Corp. (The)                                 16,100    1,238,090
     ---------------------------------------------------------------------
     MBIA Inc.                                         50,300    3,182,984
     ---------------------------------------------------------------------
     SAFECO Corp.                                      70,300    3,672,472
     ---------------------------------------------------------------------
     St. Paul Travelers Cos., Inc. (The)               70,406    2,609,950
     ---------------------------------------------------------------------
                                                                16,538,871
     ---------------------------------------------------------------------

     REGIONAL BANKS-4.21%
     Cullen/Frost Bankers, Inc.                        29,500    1,433,700
     ---------------------------------------------------------------------
     Fifth Third Bancorp                               61,125    2,889,990
     ---------------------------------------------------------------------
     North Fork Bancorp., Inc.                         96,250    2,776,813
     ---------------------------------------------------------------------
     Zions Bancorp.                                    21,800    1,483,054
     ---------------------------------------------------------------------
                                                                 8,583,557
     ---------------------------------------------------------------------

     THRIFTS & MORTGAGE FINANCE-12.21%
     Fannie Mae                                       190,600   13,572,626
     ---------------------------------------------------------------------
     Freddie Mac                                      100,450    7,403,165
     ---------------------------------------------------------------------
     PMI Group, Inc. (The)                             94,100    3,928,675
     ---------------------------------------------------------------------
                                                                24,904,466
     ---------------------------------------------------------------------
         Total Common Stocks
          (Cost $162,702,688)                                  193,507,253
     ---------------------------------------------------------------------

     MONEY MARKET FUNDS-5.08%
     Premier Portfolio (Cost $10,351,853)/(b)(c)/  10,351,853   10,351,853
     ---------------------------------------------------------------------
     TOTAL INVESTMENTS-99.98% (Cost $173,054,541)              203,859,106
     ---------------------------------------------------------------------
     OTHER ASSETS LESS LIABILITIES-0.02%                            30,975
     ---------------------------------------------------------------------
     NET ASSETS-100.00%                                       $203,890,081
     ---------------------------------------------------------------------

Notes to Schedule of Investments:
(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004, represented 1.05% of the Fund's Total Investments. See Note 1A.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
Investments, at market value (cost $162,702,688)                      $193,507,253
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $10,351,853)         10,351,853
-----------------------------------------------------------------------------------
    Total investments (cost $173,054,541)                              203,859,106
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                         255,145
-----------------------------------------------------------------------------------
  Dividends                                                                195,107
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            8,733
-----------------------------------------------------------------------------------
    Total assets                                                       204,318,091
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                    33,584
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        13,403
-----------------------------------------------------------------------------------
Accrued administrative services fees                                       339,764
-----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                              7
-----------------------------------------------------------------------------------
Accrued trustees' fees                                                         181
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                  2,732
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  38,339
-----------------------------------------------------------------------------------
    Total liabilities                                                      428,010
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $203,890,081
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $181,595,870
-----------------------------------------------------------------------------------
Undistributed net investment income                                      1,881,398
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (10,392,115)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             30,804,928
-----------------------------------------------------------------------------------
                                                                      $203,890,081
-----------------------------------------------------------------------------------

NET ASSETS:
Series I                                                              $203,879,199
-----------------------------------------------------------------------------------
Series II                                                             $     10,882
-----------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                13,956,667
-----------------------------------------------------------------------------------
Series II                                                                      746
-----------------------------------------------------------------------------------
Series I:
 Net asset value per share                                            $      14.61
-----------------------------------------------------------------------------------
Series II:
 Net asset value per share                                            $      14.59
-----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $63,126)      $ 4,159,454
    -----------------------------------------------------------------------
    Dividends from affiliated money market funds                    98,266
    -----------------------------------------------------------------------
        Total investment income                                  4,257,720
    -----------------------------------------------------------------------

    EXPENSES:
    Advisory fees                                                1,589,014
    -----------------------------------------------------------------------
    Administrative services fees                                   577,778
    -----------------------------------------------------------------------
    Custodian fees                                                  50,286
    -----------------------------------------------------------------------
    Distribution fees-Series II                                         17
    -----------------------------------------------------------------------
    Transfer agent fees                                             12,636
    -----------------------------------------------------------------------
    Trustees' fees and retirement benefits                          15,442
    -----------------------------------------------------------------------
    Other                                                          126,597
    -----------------------------------------------------------------------
        Total expenses                                           2,371,770
    -----------------------------------------------------------------------
    Less:Fees waived and expenses reimbursed                        (3,586)
    -----------------------------------------------------------------------
        Net expenses                                             2,368,184
    -----------------------------------------------------------------------
    Net investment income                                        1,889,536
    -----------------------------------------------------------------------

    REALIZED AND UNREALIZED GAIN (LOSS) FROM
     INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain from:
      Investment securities                                     15,031,860
    -----------------------------------------------------------------------
      Foreign currencies                                            24,012
    -----------------------------------------------------------------------
                                                                15,055,872
    -----------------------------------------------------------------------
    Change in net unrealized appreciation (depreciation) of:
      Investment securities                                     (1,289,792)
    -----------------------------------------------------------------------
      Foreign currencies                                               (29)
    -----------------------------------------------------------------------
                                                                (1,289,821)
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  13,766,051
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $15,655,587
    -----------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. FINANCIAL SERVICES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and 2003

                                                                                                              2004
------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                   $  1,889,536
------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                       15,055,872
------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      (1,289,821)
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    15,655,587
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
  Series I                                                                                                  (1,438,311)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        (76)
------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (1,438,387)
------------------------------------------------------------------------------------------------------------------------

Share transactions-net:
  Series I                                                                                                 (20,689,232)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                     10,076
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                (20,679,156)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   (6,461,956)
------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                        210,352,037
------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,881,398 and $1,395,549, respectively)  $203,890,081
------------------------------------------------------------------------------------------------------------------------

                                                                                                              2003
-----------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                   $  1,441,609
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                        9,532,585
-----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      32,955,670
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    43,929,864
-----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
  Series I                                                                                                    (968,154)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                       (968,154)
-----------------------------------------------------------------------------------------------------------------------

Share transactions-net:
  Series I                                                                                                  24,987,582
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                 24,987,582
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   67,949,292
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                        142,402,745
-----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,881,398 and $1,395,549, respectively)  $210,352,037
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Financial Services Fund, formerly INVESCO VIF-Financial Services Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                       AIM V.I. FINANCIAL SERVICES FUND

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $1,021,870. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $567,144.

                       AIM V.I. FINANCIAL SERVICES FUND

  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,538.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $48 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $374,081, of which AIM retained $39,786 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. Pursuant to such agreement for the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $203,697, of which IFG retained $8,333 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $12,636.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays A I M Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

Investments of Daily Available Cash Balances:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $7,917,749  $80,057,637 $(77,623,533)      $ --      $10,351,853  $98,266     $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

                       AIM V.I. FINANCIAL SERVICES FUND

  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $2,178 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                     2004      2003
          -----------------------------------------------------------
          Distributions paid from ordinary income $1,438,387 $968,154
          -----------------------------------------------------------

Tax Components of Net Assets:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                       2004
               -------------------------------------------------
               Undistributed ordinary income       $  1,892,330
               -------------------------------------------------
               Unrealized appreciation-investments   28,617,503
               -------------------------------------------------
               Temporary book/tax differences           (10,932)
               -------------------------------------------------
               Capital loss carryforward             (8,204,690)
               -------------------------------------------------
               Shares of beneficial interest        181,595,870
               -------------------------------------------------
               Total net assets                    $203,890,081
               -------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $364.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $14,174,444 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $8,204,690
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

                       AIM V.I. FINANCIAL SERVICES FUND

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $137,705,060 and $160,244,698, respectively.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $32,211,511
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (3,594,372)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $28,617,139
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $175,241,967.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and redomestication expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $34,700, undistributed net realized gain (loss) was decreased by $24,015 and shares of beneficial interest decreased by $10,685. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

                           CHANGES IN SHARES OUTSTANDING/(a)/
----------------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------
                                               2004                      2003
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------
Sold:
  Series I                            3,650,703  $ 51,539,943  10,022,622  $115,989,532
----------------------------------------------------------------------------------------
  Series II/(b)/                            741        10,000          --            --
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                               99,883     1,438,311      74,588       968,154
----------------------------------------------------------------------------------------
  Series II/(b)/                              5            76          --            --
----------------------------------------------------------------------------------------
Reacquired:
  Series I                           (5,326,890)  (73,667,486) (8,121,088)  (91,970,104)
----------------------------------------------------------------------------------------
                                     (1,575,558) $(20,679,156)  1,976,122  $ 24,987,582
----------------------------------------------------------------------------------------

/(a)/There are four shareholders that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 87% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities, brokerage, third party recordkeeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

                       AIM V.I. FINANCIAL SERVICES FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                                   -------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                        2004        2003       2002       2001      2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  13.54       $  10.50  $  12.42   $  13.84   $  11.10
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.15           0.08      0.08       0.06       0.03
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.02           3.02     (1.93)     (1.43)      2.72
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.17           3.10     (1.85)     (1.37)      2.75
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.10)         (0.06)    (0.07)     (0.04)        --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --        --      (0.01)     (0.01)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.10)         (0.06)    (0.07)     (0.05)     (0.01)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  14.61       $  13.54  $  10.50   $  12.42   $  13.84
---------------------------------------------------------------------------------------------------------------------------
Total return/(a)/                                                      8.68%         29.58%   (14.90)%    (9.88)%    24.80%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $203,879       $210,352  $142,403   $183,084   $220,316
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.12%/(b)/     1.09%     1.09%      1.07%      1.09%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.89%/(b)/     0.87%     0.57%      0.46%      0.66%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  67%            65%       72%       132%       114%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are based on average daily net assets of $211,861,725.

                                                                SERIES II
                                                          ----------------------
                                                              APRIL 30, 2004
                                                          (DATE SALES COMMENCED)
                                                           TO DECEMBER 31, 2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $13.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.12
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            1.07
--------------------------------------------------------------------------------
    Total from investment operations                                1.19
--------------------------------------------------------------------------------
Less distributions from net investment income                      (0.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $14.59
--------------------------------------------------------------------------------
Total return/(a)/                                                   8.85%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   11
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:                            1.38%/(b)/
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets                0.63%/(b)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                          67%
--------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,156. /(c)/Not annualized for periods less than one year.

                       AIM V.I. FINANCIAL SERVICES FUND

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

                       AIM V.I. FINANCIAL SERVICES FUND

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

                       AIM V.I. FINANCIAL SERVICES FUND

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. FINANCIAL SERVICES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM V.I. Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Financial Services Fund, formerly known as INVESCO VIF-Financial Services Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 11, 2005
Houston, Texas

                       AIM V.I. FINANCIAL SERVICES FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of INVESCO VIF-Financial Services Fund (now known as AIM V.I. Financial Services Fund), ("Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), (now known as AIM Variable Insurance Funds), a Delaware statutory trust, was held April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board of INVESCO Variable Investment Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James
     T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack
     M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

The results of the voting on the above matters were as follows:

                                                    WITHHOLDING
                     TRUSTEES/MATTER     VOTES FOR   AUTHORITY
                -----------------------------------------------
                (1)* Bob R. Baker....... 93,545,754  4,458,528
                     Frank S. Bayley.... 93,653,161  4,351,121
                     James T. Bunch..... 93,688,828  4,315,454
                     Bruce L. Crockett.. 93,737,421  4,266,861
                     Albert R. Dowden... 93,716,317  4,287,965
                     Edward K. Dunn, Jr. 93,623,043  4,381,239
                     Jack M. Fields..... 93,746,928  4,257,354
                     Carl Frischling.... 93,654,819  4,349,463
                     Robert H. Graham... 93,716,756  4,287,526
                     Gerald J. Lewis.... 93,594,018  4,410,264
                     Prema Mathai-Davis. 93,482,582  4,521,700
                     Lewis F. Pennock... 93,664,049  4,340,233
                     Ruth H. Quigley.... 93,518,516  4,485,766
                     Louis S. Sklar..... 93,623,163  4,381,119
                     Larry Soll, Ph.D... 93,521,612  4,482,670
                     Mark H. Williamson. 93,642,072  4,362,210


     MATTER                                                                                                         VOTES FOR
-------------------------------------------------------------------------------------------------------------------------------
(2)  Approval of a new Investment Advisory Agreement with A I M Advisors, Inc...................................... 14,085,447
(3)  Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc... 14,033,043
(4)* Approval of an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust........................ 88,123,016

                                                                                                                 VOTES
MATTER                                                                                                          AGAINST
-------------------------------------------------------------------------------------------------------------------------
Approval of a new Investment Advisory Agreement with A I M Advisors, Inc......................................   489,846
Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc...   515,646
Approval of an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust........................ 3,299,467

                                                                                                                WITHHELD/
MATTER                                                                                                         ABSTENTIONS
--------------------------------------------------------------------------------------------------------------------------
Approval of a new Investment Advisory Agreement with A I M Advisors, Inc......................................  1,002,104
Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc...  1,028,708
Approval of an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust........................  6,581,799

* Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.



                       AIM V.I. FINANCIAL SERVICES FUND

TRUSTEES AND OFFICERS
As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND                   TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST           OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
  Interested Persons
---------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946             1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair and President                        Group Inc. (financial services holding
                                                           company); Director and Vice Chairman,
                                                           AMVESCAP PLC and Chairman, AMVESCAP
                                                           PLC -- AIM Division (parent of AIM and
                                                           a global investment management firm)

                                                           Formerly: President and Chief Executive
                                                           Officer, A I M Management Group Inc.;
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director and Chairman, A I M
                                                           Capital Management, Inc. (registered
                                                           investment advisor), A I M
                                                           Distributors, Inc. (registered broker
                                                           dealer), AIM Investment Services, Inc.,
                                                           (registered transfer agent), and Fund
                                                           Management Company (registered broker
                                                           dealer); and Chief Executive Officer,
                                                           AMVESCAP PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951 Trustee   2003             Director, President and Chief Executive  None
  and Executive Vice President                             Officer, A I M Management Group Inc.
                                                           (financial services holding company);
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director, A I M Capital
                                                           Management, Inc. (registered investment
                                                           advisor) and A I M Distributors, Inc.
                                                           (registered broker dealer); Director
                                                           and Chairman, AIM Investment Services,
                                                           Inc. (registered transfer agent), Fund
                                                           Management Company (registered broker
                                                           dealer) and INVESCO Distributors Inc.
                                                           (registered broker dealer); and Chief
                                                           Executive Officer, AMVESCAP PLC -- AIM
                                                           Division (parent of AIM and a global
                                                           investment management firm)

                                                           Formerly: Director, Chairman, President
                                                           and Chief Executive Officer, INVESCO
                                                           Funds Group, Inc.; President and Chief
                                                           Executive Officer, INVESCO
                                                           Distributors, Inc.; Chief Executive
                                                           Officer, AMVESCAP PLC -- Managed
                                                           Products; Chairman and Chief Executive
                                                           Officer of NationsBanc Advisors, Inc.;
                                                           and Chairman of NationsBanc
                                                           Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett/3/ -- 1944            1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                        Associates (technology consulting        company); and Captaris,
                                                           company)                                 Inc. (unified messaging
                                                                                                    provider)
---------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                    2004             Retired                                  None
  Trustee
                                                           Formerly: President and Chief Executive
                                                           Officer, AMC Cancer Research Center;
                                                           and Chairman and Chief Executive
                                                           Officer, First Columbia Financial
                                                           Corporation
---------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939                 2001             Retired                                  Badgley Funds, Inc.
  Trustee                                                                                           (registered investment
                                                           Formerly: Partner, law firm of Baker &   company)
                                                           McKenzie
---------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942                  2004             Co-President and Founder, Green,         None
  Trustee                                                  Manning & Bunch Ltd., (investment
                                                           banking firm); and Director, Policy
                                                           Studies, Inc. and Van Gilder Insurance
                                                           Corporation
---------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941                2000             Director of a number of public and       Cortland Trust, Inc.
  Trustee                                                  private business corporations,           (Chairman) (registered
                                                           including the Boss Group Ltd. (private   investment company);
                                                           investment and management) and Magellan  Annuity and Life Re
                                                           Insurance Company                        (Holdings), Ltd.
                                                                                                    (insurance company)
                                                           Formerly: Director, President and Chief
                                                           Executive Officer, Volvo Group North
                                                           America, Inc.; Senior Vice President,
                                                           AB Volvo; and director of various
                                                           affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935             1998             Retired                                  None
  Trustee
                                                           Formerly: Chairman, Mercantile Mortgage
                                                           Corp.; President and Chief Operating
                                                           Officer, Mercantile-Safe Deposit &
                                                           Trust Co.; and President, Mercantile
                                                           Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952                  1997             Chief Executive Officer, Twenty First    Administaff, and
  Trustee                                                  Century Group, Inc. (government affairs  Discovery Global
                                                           company) and Texana Timber LP            Education Fund (non-
                                                           (sustainable forestry company)           profit)

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.


                       AIM V.I. FINANCIAL SERVICES FUND

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                 OTHER
NAME, YEAR OF BIRTH AND                TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc.
 Trustee                                                Naftalis and Frankel LLP                 (registered investment
                                                                                                 company)
------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2004             Chairman, Lawsuit Resolution Services    General Chemical Group,
 Trustee                                                (California)                             Inc.

                                                        Formerly: Associate Justice of the
                                                        California Court of Appeals
------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
------------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1993             Partner, law firm of Pennock & Cooper    None
 Trustee
------------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001             Retired                                  None
 Trustee
------------------------------------------------------------------------------------------------------------------------
 Louis S. Sklar/4/ -- 1939             1993             Executive Vice President, Development    None
 Trustee                                                and Operations Hines Interests Limited
                                                        Partnership (real estate development
                                                        company)
------------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2004             Retired                                  None
 Trustee
------------------------------------------------------------------------------------------------------------------------
Other Officers
------------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/5/ -- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and                              Group Inc. (financial services holding
 Chief Compliance Officer                               company); Senior Vice President and
                                                        Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; and Vice President,
                                                        AIM Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds.
------------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. (financial
                                                        services holding company) and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC and Vice President
                                                        A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1993             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc., and
                                                        Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                1993             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly, Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, AIM Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
------------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio
                                                        Manager, INVESCO Institutional (N.A.),
                                                        Inc.
------------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company; and Vice President,
                                                        A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Edgar M. Larsen/4/ -- 1940            1999             Executive Vice President, A I M          N/A
 Vice President                                         Management Group, Inc.; Senior Vice
                                                        President, A I M Advisors, Inc., and
                                                        President, Director of Investments,
                                                        Chief Executive Officer and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc. (See footnote (4)
                                                        below.)

                                                        Formerly: Director of AIM Advisors,
                                                        Inc. and A I M Management Group Inc.,
                                                        A I M Advisors, Inc.; and Director and
                                                        Chairman, A I M Capital Management, Inc.

--------------------------------------------------------------------------------
/4/ Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
/5/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.         A I M Advisors, Inc       A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                  11 Greenway Plaza         11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173     Suite 100                 Suite 100                     Suite 2900
                           Houston, TX 77046-1173    Houston, TX 77046-1173        Houston, TX 77002-5678

COUNSEL TO THE FUND        COUNSEL TO THE            TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP        INDEPENDENT TRUSTEES      AIM Investment Services, Inc. State Street Bank and Trust
3000 K N.W., Suite 500     Kramer, Levin, Naftalis & P.O. Box 4739                 Company
Washington D.C. 20007-5111 Frankel LLP               Houston, TX 77210-4739        225 Franklin Street
                           919 Third Avenue                                        Boston, MA 02110-2801
                           New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 100% is eligible for the dividends received deduction for corporations.

                       AIM V.I. FINANCIAL SERVICES FUND

                                                   AIM V.I. HEALTH SCIENCES FUND

                               Annual Report to Shareholders . December 31, 2004

                    EFFECTIVE OCTOBER 15, 2004, INVESCO VIF-HEALTH SCIENCES FUND
                                      WAS RENAMED AIM V.I. HEALTH SCIENCES FUND.

                  AIM V.I. HEALTH SCIENCES FUND seeks to provide capital growth.

          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
                                      12/31/04 AND IS BASED ON TOTAL NET ASSETS.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

                          [Your goals. Our solutions.]
                            - registered trademark -
                                                         [AIM Investments Logo]
                                                        - registered trademark -
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. HEALTH SCIENCES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended December 31, 2004, AIM V.I. Health Sciences Fund delivered positive returns to shareholders. Also, the fund and the S&P 500 Index, which represents the performance of the U.S. stock market, delivered positive back-to-back annual returns for the first time since 1999. While past performance cannot guarantee comparable future results, we were pleased to deliver positive returns to our shareholders.

================================================================================
FUND VS. INDEXES

TOTAL RETURNS, 12/31/03-12/31/04, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES. IF VARIABLE PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Series I Shares                                                            7.57%

Series II Shares                                                           7.25

S&P 500 Index (Broad Market Index)                                        10.87

Goldman Sachs Health Care Index (Style-specific Index)                     6.27

Lipper Health/Biotech Fund Index (Peer Group Index)                       11.74

Source: Lipper, Inc.
================================================================================

     While delivering positive returns for the year, health care was one of the weaker-performing sectors of the broad stock market--explaining why the fund lagged the S&P 500 Index. The fund performed in line with the Goldman Sachs Health Care Index but underperformed the Lipper Health/Biotech Fund Index, the fund's peer group index. The Lipper index includes a number of funds that invest almost exclusively in biotechnology stocks, which, collectively, performed strongly in 2004.

HOW WE INVEST

Because we assumed management of the fund on October 1, 2004, we wanted to share with you our investment process and philosophy. We believe the health care sector is largely resistant to macroeconomic changes, making it a classic growth sector. Companies within the health care sector may benefit from a number of factors, including:

     . Favorable demographic trends. As members of the baby boom generation age, they demand treatments to extend and improve their lives.

     . Groundbreaking discoveries. We attempt to identify companies with market dominance in fast-growing markets, as well as companies on the verge of medical breakthroughs.

     . Barriers to entry. Many health care companies benefit from patents, which serve as natural barriers to entry.

     . Defensive positioning. Regardless of economic conditions, people spend money on health care.

     We invest primarily in health care companies in four broad industries: pharmaceuticals, biotechnology, medical technology and health services. To manage risk, we typically limit investments in a single stock to less than five percent of fund assets; we strive to diversify across subsectors to help reduce volatility; and we closely monitor political trends that could negatively affect a specific industry.

     Before buying a stock for the portfolio, we subject it to in-depth fundamental research, determining whether we consider it attractively valued, assessing the long-term commercial potential of a company's current and prospective products, and evaluating management.

     We sell a holding if we identify a more attractive investment opportunity, if we see a deterioration of a company's fundamentals, if a company demonstrates its inability to capitalize on a market opportunity, or if there is a negative change in management.

MARKET CONDITIONS AND YOUR FUND

As a group, pharmaceutical companies--which account for a large portion of the fund's investments--faced a difficult year in 2004. Investors worried about proposed legislation to allow the reimportation of drugs from Canada (and other nations) into the United States, patent expirations that could reduce pharmaceutical companies' profits and the lack of new products in those companies' pipelines.

     On September 30,2004, Merck announced the voluntary worldwide withdrawal of its profitable Vioxx--registered trademark--arthritis painkiller after studies suggested long-term use of the drug might increase the risk of heart attacks and strokes. Vioxx was one of Merck's most profitable prescription drugs, and its

================================================================================

PORTFOLIO COMPOSITION
By industry

1. Pharmaceuticals                                                         44.6%
2. Biotechnology                                                           21.2
3. Health Care Equipment                                                   19.0
4. Managed Health Care                                                      3.9
5. Health Care Facilities                                                   2.1
6. Health Care Services                                                     2.0
7. Health Care Supplies                                                     1.1
8. Diversified Chemicals                                                    0.2

   Money Market Funds Plus Other Assets Less Liabilities                    5.9
================================================================================

================================================================================

TOP 10 EQUITY HOLDINGS*

 1. Amgen Inc.                                                              5.7%
 2. Wyeth                                                                   5.7
 3. Sanofi-Aventis (France)                                                 5.7
 4. Eisai Co., Ltd. (Japan)                                                 5.3
 5. Forest Laboratories, Inc.                                               5.2
 6. Pfizer Inc.                                                             5.1
 7. Guidant Corp.                                                           4.4
 8. Gilead Sciences, Inc.                                                   4.2
 9. Fujisawa Pharmaceutical Co. Ltd. (Japan)                                3.9
10. PacifiCare Health Systems, Inc.                                         3.5

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

================================================================================

AIM V.I. HEALTH SCIENCES FUND

withdrawal surprised everyone--including us. Initially, Pfizer was thought likely to benefit from Merck's problems. But within several weeks, questions arose about Pfizer's Celebrex, a drug chemically similar to Vioxx. While Pfizer continued to market Celebrex through the end of the fiscal year, there were signs that prescriptions written for Celebrex declined substantially late in the year.

     While the year was difficult for Merck and Pfizer, both companies met the investment criteria we outlined above when we purchased them. Before the end of the year, we sold our stock in Merck because we believed the Vioxx matter was likely to result in a deterioration of the company's revenue and earnings. We continued to hold Pfizer because we considered it attractively valued and continued to believe in the long-term commercial potential of the company's current and prospective products.

     When the new management team assumed responsibility for the fund on October 1, we made a number of changes to the fund. We reduced the percentage of assets invested in the pharmaceutical industry. Specifically, we sold our holdings in Merck and GlaxoSmithKline and we added some Japanese and European pharmaceutical holdings. Additionally, we shifted some weighting from large- to mid- and small-cap stocks. We believed this provided the fund with greater diversification and added stocks with the potential for faster growth. We boosted the percentage of fund assets invested in biotechnology stocks from approximately 9% to approximately 21% at the close of the fiscal year. While pharmaceutical stocks, as a group, hindered fund performance, biotechnology and health care equipment stocks, collectively, helped fund performance.

     UnitedHealth Group and Guidant were two stocks that performed well for the fund. UnitedHealth Group was the fund's top performer for the year. The company provides an array of health care-related services to individuals, physicians and others. We have long been impressed with UnitedHealth Group's management, particularly its ability to contain costs and expand by acquisition, including its 2004 acquisition of Oxford Health. The company reported record 2004 earnings and has demonstrated strong earnings growth over the years. Prior to the close of the fiscal year, however, the stock's valuation reached a level we considered to be high, so we sold our position in the stock and took our profits.

     Guidant is a leading manufacturer and supplier of cardiovascular medical products, including stents and pacemakers. Cardiovascular care continues to be one of the fastest growing areas of health care as populations in the United States and elsewhere age. We were impressed with the company's management and its leading-edge technologies. Near year-end, Guidant agreed to be acquired, at a premium, by Johnson & Johnson, also a fund holding and another firm that met all of our investment criteria.

IN CLOSING

At the close of the fiscal year, the fund held 65 stocks and its net assets totaled $354.9 million. As always, we thank you for your continuing investment in AIM V.I. Health Sciences Fund.

The views and opinions expressed in Management's Discussion of Fund Performance are those of AIM Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but AIM Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

[YELLEN PHOTO]

MICHAEL YELLEN, senior portfolio manager, is the lead portfolio manager of AIM V.I. Health Sciences Fund. He began his investment industry career in 1991 and joined AIM in 1998. Mr. Yellen received his B.A. from Stanford University.

[ANDERSON PHOTO]

KIRK L. ANDERSON, portfolio manager, is a manager of AIM V.I. Health Sciences Fund. Mr. Anderson joined AIM in 1994 in the fund services area. He moved to portfolio administration in 1995, became an analyst in 1997, and was named a portfolio manager in 2003. Mr. Anderson earned a B.A. from Texas A&M University and an M.S. in finance from the University of Houston.

[UNTERHALTER PHOTO]

BRYAN A. UNTERHALTER, portfolio manager, is a manager of AIM V.I. Health Sciences Fund. He began his investment career in 1995 as an equity trader. He joined AIM in 1997 and a year later became an analyst on AIM'S International (Europe/Canada) investment management team. He was promoted to his current position in 2003. A native of Johannesburg, South Africa, Mr. Unterhalter received a B.A. from The University of Texas at Austin and an M.B.A. from the University of St. Thomas.

                              [RIGHT ARROW GRAPHIC]

For further information on your fund, its expenses and its long-term performance, please turn the page.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

     Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

     The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

     Portfolio turnover is greater than that of most funds, which may affect performance.

AIM V.I. HEALTH SCIENCES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-l); and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004
- December 31, 2004.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

================================================================================

                                                                          HYPOTHETICAL
                                           ACTUAL              (5% annual return before expenses)
                                ----------------------------   ----------------------------------
            Beginning Account   Ending Account     Expenses       Ending Account     Expenses
  Share           Value              Value       Paid During           Value       Paid During
  Class         (07/01/04)       (12/31/04)/1/    Period/2/        (12/31/04)       Period/2/
---------   -----------------   --------------   -----------      --------------   -----------
Series I        $1,000.00          $1,033.90        $5.62            $1,019.61        $5.58
Series II        1,000.00           1,032.30         6.90             1,018.35         6.85

/1/ The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 3.39% and 3.23% for Series I and Series II shares, respectively.

/2/ Expenses are equal to the fund's annualized expense ratio (1.10% and 1.35% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

================================================================================

AIM V.I. HEALTH SCIENCES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04

Series I Shares
Inception (5/21/1997)                                                      9.24%
5 Years                                                                    3.45
1 Year                                                                     7.57

Series II Shares
Inception                                                                  8.96
5 Years                                                                    3.19
1 Year                                                                     7.25
================================================================================

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series I shares is 5/21/97. The inception date of the fund's Series II shares is 4/30/04. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/21/97-12/31/04 Index data from 5/31/97

                                [MOUNTAIN CHART]

          AIM V.I. Health Sciences   S&P 500     Lipper Health/       Goldman Sachs
  Date          Fund-Series I         Index    Biotech Fund Index   Health Care Index
-------   ------------------------   -------   ------------------   -----------------
5/21/97            $10000            $10000          $10000              $10000
   6/97             10000             10445           10505               10781
   9/97             10610             11227           11402               11066
  12/97             11040             11549           11252               11676
   3/98             12699             13159           12586               13598
   6/98             13629             13596           12666               14519
   9/98             13618             12247           12007               14036
  12/98             15768             14852           14177               16376
   3/99             15984             15592           14396               16606
   6/99             15108             16689           14286               16225
   9/99             14428             15649           13634               14595
  12/99             16536             17976           15644               15713
   3/00             17187             18388           17120               16567
   6/00             19664             17899           20199               19941
   9/00             22180             17726           22265               20844
  12/00             21587             16340           22477               22431
   3/01             16956             14404           18090               18457
   6/01             18961             15246           20485               19188
   9/01             17803             13009           18528               19063
  12/01             18868             14399           20125               19731
   3/02             17821             14439           18824               19344
   6/02             16059             12506           15944               16089
   9/02             15031             10346           14654               15003
  12/02             14252             11218           14851               15579
   3/03             14553             10865           14985               15786
   6/03             16532             12536           17474               18024
   9/03             16346             12868           17911               17725
  12/03             18218             14434           19385               19196
   3/04             18944             14678           20396               19453
   6/04             18955             14931           20702               20116
   9/04             18084             14652           19886               19037
  12/04            $19597            $16003          $21660              $20399

                                                    Source: Lipper, Inc./Factset

================================================================================

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Health Sciences Fund, a series portfolio of AIM Variable
Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the fund directly. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.*

ABOUT INDEXES USED IN THIS REPORT

The Goldman Sachs Health Care Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the health care sector. The index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products.

     The unmanaged Lipper Health/Biotech Fund Index represents an average of the 30 largest health and biotechnology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500
- registered trademark - Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

* Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

SCHEDULE OF INVESTMENTS
December 31, 2004


                                                              MARKET
                                                   SHARES     VALUE
         --------------------------------------------------------------
         DOMESTIC COMMON STOCKS-68.18%

         BIOTECHNOLOGY-18.82%
         Amgen Inc./(a)/                           318,100 $ 20,406,115
         --------------------------------------------------------------
         Biogen Idec Inc./(a)/                       6,000      399,660
         --------------------------------------------------------------
         Corgentech Inc./(a)(b)/                   220,000    1,821,600
         --------------------------------------------------------------
         Cubist Pharmaceuticals, Inc./(a)/         432,300    5,114,109
         --------------------------------------------------------------
         Gen-Probe Inc./(a)/                         1,100       49,731
         --------------------------------------------------------------
         Genzyme Corp./(a)/                         68,400    3,971,988
         --------------------------------------------------------------
         Gilead Sciences, Inc./(a)/                425,000   14,870,750
         --------------------------------------------------------------
         Indevus Pharmaceuticals, Inc./(a)(b)/     274,000    1,633,040
         --------------------------------------------------------------
         Isis Pharmaceuticals, Inc./(a)(b)/        410,000    2,419,000
         --------------------------------------------------------------
         Martek Biosciences Corp./(a)/               5,500      281,600
         --------------------------------------------------------------
         OSI Pharmaceuticals, Inc./(a)/            164,000   12,275,400
         --------------------------------------------------------------
         Protein Design Labs, Inc./(a)/            171,600    3,545,256
         --------------------------------------------------------------
                                                             66,788,249
         --------------------------------------------------------------

         HEALTH CARE EQUIPMENT-18.99%
         Bard (C.R.), Inc.                          66,000    4,222,680
         --------------------------------------------------------------
         Baxter International Inc.                 155,000    5,353,700
         --------------------------------------------------------------
         Becton, Dickinson & Co.                    69,000    3,919,200
         --------------------------------------------------------------
         Boston Scientific Corp./(a)/              143,000    5,083,650
         --------------------------------------------------------------
         DENTSPLY International Inc.                13,000      730,600
         --------------------------------------------------------------
         Fisher Scientific International Inc./(a)/  32,000    1,996,160
         --------------------------------------------------------------
         FoxHollow Technologies, Inc./(a)(b)/       53,200    1,308,188
         --------------------------------------------------------------
         Guidant Corp.                             215,000   15,501,500
         --------------------------------------------------------------
         Hospira, Inc./(a)/                          7,000      234,500
         --------------------------------------------------------------
         IDEXX Laboratories, Inc./(a)/              34,000    1,856,060
         --------------------------------------------------------------
         IntraLase Corp./(a)/                       51,700    1,213,916
         --------------------------------------------------------------
         Medtronic, Inc.                           199,000    9,884,330
         --------------------------------------------------------------
         SonoSite, Inc./(a)/                        94,000    3,191,300
         --------------------------------------------------------------
         St. Jude Medical, Inc./(a)/               260,000   10,901,800
         --------------------------------------------------------------
         Varian Inc./(a)/                           10,000      410,100
         --------------------------------------------------------------
         Varian Medical Systems, Inc./(a)/          16,000      691,840
         --------------------------------------------------------------
         VNUS Medical Technologies, Inc./(a)(b)/    67,200      908,544
         --------------------------------------------------------------
                                                             67,408,068
         --------------------------------------------------------------

         HEALTH CARE FACILITIES-2.07%
         Community Health Systems Inc./(a)/        264,000    7,360,320
         --------------------------------------------------------------

         HEALTH CARE SERVICES-1.98%
         Caremark Rx, Inc./(a)/                     88,000    3,469,840
         --------------------------------------------------------------
         DaVita, Inc./(a)/                          45,000    1,778,850
         --------------------------------------------------------------
         HMS Holdings Corp./(a)/                   160,000    1,438,400
         --------------------------------------------------------------
         PRA International/(a)/                     13,400      332,052
         --------------------------------------------------------------
                                                              7,019,142
         --------------------------------------------------------------

                                                                     MARKET
                                                          SHARES     VALUE
  ----------------------------------------------------------------------------

  HEALTH CARE SUPPLIES-1.16%
  Cooper Cos., Inc. (The)                                  22,000 $  1,552,980
  ----------------------------------------------------------------------------
  Sola International Inc./(a)/                             13,000      358,020
  ----------------------------------------------------------------------------
  Symmetry Medical Inc./(a)/                              105,000    2,210,250
  ----------------------------------------------------------------------------
                                                                     4,121,250
  ----------------------------------------------------------------------------

  MANAGED HEALTH CARE-3.89%
  Aetna Inc.                                               10,000    1,247,500
  ----------------------------------------------------------------------------
  PacifiCare Health Systems, Inc./(a)/                    222,000   12,547,440
  ----------------------------------------------------------------------------
                                                                    13,794,940
  ----------------------------------------------------------------------------

  PHARMACEUTICALS-21.27%
  Barr Pharmaceuticals Inc./(a)/                            4,000      182,160
  ----------------------------------------------------------------------------
  Bristol-Myers Squibb Co.                                290,000    7,429,800
  ----------------------------------------------------------------------------
  Forest Laboratories, Inc./(a)/                          412,000   18,482,320
  ----------------------------------------------------------------------------
  Impax Laboratories, Inc./(a)/                           112,000    1,778,560
  ----------------------------------------------------------------------------
  Johnson & Johnson                                         6,000      380,520
  ----------------------------------------------------------------------------
  Lilly (Eli) & Co.                                        92,000    5,221,000
  ----------------------------------------------------------------------------
  Medicis Pharmaceutical Corp.-Class A                     70,000    2,457,700
  ----------------------------------------------------------------------------
  Pfizer Inc.                                             673,000   18,096,970
  ----------------------------------------------------------------------------
  Schering-Plough Corp.                                    10,000      208,800
  ----------------------------------------------------------------------------
  Sepracor Inc./(a)/                                       15,000      890,550
  ----------------------------------------------------------------------------
  Theravance, Inc./(a)/                                     2,200       39,380
  ----------------------------------------------------------------------------
  Wyeth                                                   477,000   20,315,430
  ----------------------------------------------------------------------------
                                                                    75,483,190
  ----------------------------------------------------------------------------
      Total Domestic Common Stocks
       (Cost $224,915,645)                                         241,975,159
  ----------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER
   EQUITY INTERESTS-25.91%

  CANADA-2.36%
  QLT Inc. (Biotechnology)/(a)/                           520,000    8,361,600
  ----------------------------------------------------------------------------

  FRANCE-5.67%
  Sanofi-Aventis-ADR (Pharmaceuticals)                    502,800   20,137,140
  ----------------------------------------------------------------------------

  GERMANY-0.16%
  Altana A.G. (Pharmaceuticals)/(c)/                        9,000      565,418
  ----------------------------------------------------------------------------

  ISRAEL-2.03%
  Teva Pharmaceutical Industries Ltd.-ADR
   (Pharmaceuticals)                                      241,220    7,202,829
  ----------------------------------------------------------------------------

  JAPAN-11.73%
  Eisai Co., Ltd. (Pharmaceuticals)/(c)/                  570,200   18,813,099
  ----------------------------------------------------------------------------
  Fujisawa Pharmaceutical Co. Ltd. (Pharmaceuticals)/(c)/ 500,000   13,724,038
  ----------------------------------------------------------------------------
  Kyorin Pharmaceutical Co., Ltd. (Pharmaceuticals)/(c)/  180,000    2,741,554
  ----------------------------------------------------------------------------
  Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)/(c)/   22,000      481,109
  ----------------------------------------------------------------------------

                         AIM V.I. HEALTH SCIENCES FUND

                                                                      MARKET
                                                           SHARES     VALUE
-------------------------------------------------------------------------------

JAPAN-(Continued)
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)/(c)/       35,000 $  1,767,891
-------------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd. (Pharmaceuticals)/(c)/ 105,000    4,099,029
-------------------------------------------------------------------------------
                                                                     41,626,720
-------------------------------------------------------------------------------

NETHERLANDS-0.18%
Akzo Nobel N.V.-ADR (Diversified Chemicals)                 15,000      637,350
-------------------------------------------------------------------------------

SWITZERLAND-2.65%
Novartis A.G.-ADR (Pharmaceuticals)                        114,000    5,761,560
-------------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)/(b)(c)/                32,000    3,663,564
-------------------------------------------------------------------------------
                                                                      9,425,124
-------------------------------------------------------------------------------

UNITED KINGDOM-1.13%
Shire Pharmaceuticals Group PLC-ADR
 (Pharmaceuticals)/(a)/                                    125,500    4,009,725
-------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $80,732,040)                                              91,965,906
-------------------------------------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
  ----------------------------------------------------------------------------

  MONEY MARKET FUNDS-4.91%
  Premier Portfolio (Cost $17,415,842)/(d)(e)/         17,415,842 $ 17,415,842
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-99.00% (excluding
   investments purchased with cash collateral
   from securities loaned)
   (Cost $323,063,527)                                             351,356,907
  ----------------------------------------------------------------------------

  INVESTMENTS PURCHASED WITH CASH
   COLLATERAL FROM SECURITIES LOANED

  MONEY MARKET FUNDS-0.98%
  Premier Portfolio/(d)(e)(f)/                          3,476,275    3,476,275
  ----------------------------------------------------------------------------
      Total Money Market Funds (purchased with cash
       collateral from securities loaned)
       (Cost $3,476,275)                                             3,476,275
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-99.98% (Cost $326,539,802)                     354,833,182
  ----------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-0.02%                                   66,073
  ----------------------------------------------------------------------------
  NET ASSETS-100.00%                                              $354,899,255
  ----------------------------------------------------------------------------

Investment Abbreviations:
ADR - AmericanDepositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $45,855,702, which represented 12.92% of the Fund's Total Investments. See
    Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.



See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. HEALTH SCIENCES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004


ASSETS:
Investments, at market value (cost $305,647,685)*                     $333,941,065
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $20,892,117)         20,892,117
-----------------------------------------------------------------------------------
    Total investments (cost $326,539,802)                              354,833,182
-----------------------------------------------------------------------------------
Foreign currencies, at market value (cost $293,242)                        295,045
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       4,578,046
-----------------------------------------------------------------------------------
  Fund shares sold                                                         101,360
-----------------------------------------------------------------------------------
  Dividends                                                                290,805
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           19,549
-----------------------------------------------------------------------------------
    Total assets                                                       360,117,987
-----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                    876,930
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                   163,297
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        27,579
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            3,476,275
-----------------------------------------------------------------------------------
Accrued administrative services fees                                       595,253
-----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                              7
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                  6,957
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  72,434
-----------------------------------------------------------------------------------
    Total liabilities                                                    5,218,732
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $354,899,255
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $369,111,006
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                 (17,730)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (42,490,923)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             28,296,902
-----------------------------------------------------------------------------------
                                                                      $354,899,255
-----------------------------------------------------------------------------------
NET ASSETS:
Series I                                                              $354,888,886
-----------------------------------------------------------------------------------
Series II                                                             $     10,369
-----------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                18,779,524
-----------------------------------------------------------------------------------
Series II                                                                    549.8
-----------------------------------------------------------------------------------
Series I:
 Net asset value per share                                            $      18.90
-----------------------------------------------------------------------------------
Series II:
 Net asset value per share                                            $      18.86
-----------------------------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $3,315,738 were on loan to brokers.


STATEMENT OF OPERATIONS
For the year ended December 31, 2004


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $110,595)             $  3,080,112
--------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities
 lending income of $22,459**)                                           344,307
--------------------------------------------------------------------------------
    Total investment income                                           3,424,419
--------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                         2,740,016
--------------------------------------------------------------------------------
Administrative services fees                                            994,456
--------------------------------------------------------------------------------
Custodian fees                                                           69,762
--------------------------------------------------------------------------------
Distribution fees-Series II                                                  17
--------------------------------------------------------------------------------
Transfer agent fees                                                      22,715
--------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                   18,840
--------------------------------------------------------------------------------
Other                                                                   200,089
--------------------------------------------------------------------------------
    Total expenses                                                    4,045,895
--------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset
     arrangement                                                        (10,066)
--------------------------------------------------------------------------------
    Net expenses                                                      4,035,829
--------------------------------------------------------------------------------
Net investment income (loss)                                           (611,410)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities                                              49,657,573
--------------------------------------------------------------------------------
  Foreign currencies                                                   (224,679)
--------------------------------------------------------------------------------
                                                                     49,432,894
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (25,354,155)
--------------------------------------------------------------------------------
  Foreign currencies                                                      2,927
--------------------------------------------------------------------------------
                                                                    (25,351,228)
--------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies           24,081,666
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 23,470,256
--------------------------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. HEALTH SCIENCES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and 2003

                                                                                                                   2004
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                 $   (611,410)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                            49,432,894
-----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies          (25,351,228)
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                         23,470,256
-----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                       (9,291,803)
-----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                           9,795
-----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                      (9,282,008)
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                   14,188,248
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                             340,711,007
-----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(17,730) and $(16,312), respectively)  $354,899,255
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                   2003
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                 $   (527,174)
----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                            27,619,020
----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies           38,886,987
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                         65,978,833
----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                       42,051,544
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                              --
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                      42,051,544
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                  108,030,377
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                             232,680,630
----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(17,730) and $(16,312), respectively)  $340,711,007
----------------------------------------------------------------------------------------------------------------------------


See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. HEALTH SCIENCES FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2004


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Health Sciences Fund, formerly INVESCO VIF-Health Sciences Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                         AIM V.I. HEALTH SCIENCES FUND

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $1,796,633. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $943,383. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $250 million, plus 0.74% of the next $250 million, plus 0.73% of the next $500 million, plus 0.72% of the next $1.5 billion, plus 0.71% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.69% of the next $2.5 billion, plus 0.68% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day

                         AIM V.I. HEALTH SCIENCES FUND
operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $8,321.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $487 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $657,821, of which AIM retained $61,790 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $336,635 for such services, of which IFG retained $22,174 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $22,715.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio $14,419,265  $305,502,507 $(302,505,930)      $ --      $17,415,842  $321,848    $ --
-----------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND REALIZED GAIN
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04   INCOME*     (LOSS)
-------------------------------------------------------------------------------------------------------------
Premier Portfolio $        --  $172,051,776 $(168,575,501)      $ --      $ 3,476,275  $ 22,459     $ --
-------------------------------------------------------------------------------------------------------------
Total             $14,419,265  $477,554,283 $(471,081,431)      $ --      $20,892,117  $344,307     $ --
-------------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

  The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or

                         AIM V.I. HEALTH SCIENCES FUND
could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $7,386,415 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $1,258 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,258.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $2,448 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2004, securities with an aggregate value of $3,315,738 were on loan to brokers. The loans were secured by cash collateral of $3,476,275 received by the Fund and subsequently invested in an affiliated money market fund. On January 3, 2005 the Fund returned cash collateral of $29,517 for previously loaned securities which were returned to the Fund by the borrower on December 31, 2004. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $22,459 for securities lending transactions.

                         AIM V.I. HEALTH SCIENCES FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               --------------------------------------------------
               Unrealized appreciation--investments $ 26,088,767
               --------------------------------------------------
               Temporary book/tax differences            (17,729)
               --------------------------------------------------
               Capital loss carryforward             (40,282,789)
               --------------------------------------------------
               Shares of beneficial interest         369,111,006
               --------------------------------------------------
               Total net assets                      354,899,255
               --------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $3,522.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $49,121,525 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $40,282,789
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $597,667,238 and $620,245,245, respectively.

   UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
   ------------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities      $32,996,452
   ------------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities     (6,911,207)
   ------------------------------------------------------------------------------
   Net unrealized appreciation of investment securities            $26,085,245
   ------------------------------------------------------------------------------
   Cost of investments for tax purposes is $328,747,937.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, and organizational expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $609,992, undistributed net realized gain (loss) was increased by $224,679 and shares of beneficial interest decreased by $834,671. This reclassification had no effect on the net assets of the Fund.

                         AIM V.I. HEALTH SCIENCES FUND

NOTE 12--SHARE INFORMATION

                      CHANGES IN SHARES OUTSTANDING/(a)/
    -----------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      ----------------------------------------------------
                                 2004                       2003
                      -------------------------  -------------------------
                        SHARES        AMOUNT       SHARES        AMOUNT
    -----------------------------------------------------------------------
    Sold:
      Series I         5,818,123  $ 105,377,219  10,447,367  $ 160,036,244
    -----------------------------------------------------------------------
      Series II/(b)/         550          9,795          --             --
    -----------------------------------------------------------------------
    Reacquired:
      Series I        (6,430,438)  (114,669,022) (7,974,644)  (117,984,700)
    -----------------------------------------------------------------------
                        (611,765) $  (9,282,008)  2,472,723  $  42,051,544
    -----------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 76% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                SERIES I
                                                                   --------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------
                                                                        2004          2003         2002           2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  17.57        $  13.75   $  18.20       $  20.89
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)          (0.03)     (0.00)/(a)/    (0.01)/(a)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.36            3.85      (4.45)         (2.62)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.33            3.82      (4.45)         (2.63)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --              --         --          (0.06)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --              --         --             --
----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --              --         --          (0.06)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  18.90        $  17.57   $  13.75       $  18.20
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                      7.57%          27.78%    (24.45)%       (12.59)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $354,889        $340,711   $232,681       $343,304
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.11%/(c)/      1.07%      1.07%          1.06%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.17)%/(c)/    (0.20)%    (0.43)%        (0.38)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 175%            114%       130%            88%
----------------------------------------------------------------------------------------------------------------------------

                                                                   ---------

                                                                   ---------
                                                                     2000
----------------------------------------------------------------------------
Net asset value, beginning of period                               $  16.02
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.05
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      4.84
----------------------------------------------------------------------------
    Total from investment operations                                   4.89
----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.00)
----------------------------------------------------------------------------
  Distributions from net realized gains                               (0.02)
----------------------------------------------------------------------------
    Total distributions                                               (0.02)
----------------------------------------------------------------------------
Net asset value, end of period                                     $  20.89
----------------------------------------------------------------------------
Total return/(b)/                                                     30.54%
----------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $353,398
----------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.07%
----------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            0.68%
----------------------------------------------------------------------------
Portfolio turnover rate                                                 145%
----------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.07) and $(0.07) for the years ended December 31, 2002 and 2001, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $365,328,751.

                         AIM V.I. HEALTH SCIENCES FUND

                                                                 SERIES II
                                                             -----------------
                                                              APRIL 30, 2004
                                                                (DATE SALES
                                                                COMMENCED)
                                                                    TO
                                                             DECEMBER 31, 2004
 ------------------------------------------------------------------------------
 Net asset value, beginning of period                             $18.19
 ------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                    (0.05)
 ------------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)           0.72
 ------------------------------------------------------------------------------
     Total from investment operations                               0.67
 ------------------------------------------------------------------------------
 Net asset value, end of period                                   $18.86
 ------------------------------------------------------------------------------
 Total return/(a)/                                                  3.68%
 ------------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                         $   10
 ------------------------------------------------------------------------------
 Ratio of expenses to average net assets                            1.36%/(b)/
 ------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets       (0.42)%/(b)/
 ------------------------------------------------------------------------------
 Portfolio turnover rate/(c)/                                        175%
 ------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,069. /(c)/Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

                         AIM V.I. HEALTH SCIENCES FUND

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

                         AIM V.I. HEALTH SCIENCES FUND

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                         AIM V.I. HEALTH SCIENCES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM V.I. Health Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Health Sciences Fund, formerly known as INVESCO VIF-Health Sciences Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers LLP

February 11, 2005
Houston, Texas

                         AIM V.I. HEALTH SCIENCES FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of INVESCO VIF-Health Sciences Fund (now known as AIM V.I. health Sciences Fund) ("Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), (now known as AIM Variable Insurance Funds), a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board of INVESCO Variable Investments Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James
     T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack
     M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

The results of the voting on the above matters were as follows:

                                                    WITHHOLDING
                     TRUSTEES/MATTER     VOTES FOR   AUTHORITY
                -----------------------------------------------
                (1)* Bob R. Baker....... 93,545,754  4,458,528
                     Frank S. Bayley.... 93,653,161  4,351,121
                     James T. Bunch..... 93,688,828  4,315,454
                     Bruce L. Crockett.. 93,737,421  4,266,861
                     Albert R. Dowden... 93,716,317  4,287,965
                     Edward K. Dunn, Jr. 93,623,043  4,381,239
                     Jack M. Fields..... 93,746,928  4,257,354
                     Carl Frischling.... 93,654,819  4,349,463
                     Robert H. Graham... 93,716,756  4,287,526
                     Gerald J. Lewis.... 93,594,018  4,410,264
                     Prema Mathai-Davis. 93,482,582  4,521,700
                     Lewis F. Pennock... 93,664,049  4,340,233
                     Ruth H. Quigley.... 93,518,516  4,485,766
                     Louis S. Sklar..... 93,623,163  4,381,119
                     Larry Soll, Ph.D... 93,521,612  4,482,670
                     Mark H. Williamson. 93,642,072  4,362,210

                                                         VOTES    WITHHELD/
        MATTER                              VOTES FOR   AGAINST  ABSTENTIONS
   -------------------------------------------------------------------------
   (2)  Approval of a new Investment
        Advisory Agreement with A I M
        Advisors, Inc...................... 17,649,506   649,112  1,219,699
   (3)  Approval of a new Sub-Advisory
        Agreement between A I M Advisors,
        Inc. and INVESCO Institutional
        (N.A.), Inc........................ 17,516,200   724,289  1,277,828
   (4)* Approval of an Agreement and Plan
        of Reorganization to redomesticate
        each series portfolio of Company
        as a new series portfolio of AIM
        Variable Insurance Funds, an
        existing Delaware statutory trust.. 88,123,016 3,299,467  6,581,799

* Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.

                         AIM V.I. HEALTH SCIENCES FUND

TRUSTEES AND OFFICERS
As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                   OTHER
NAME, YEAR OF BIRTH AND                  TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST          OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
  Interested Persons
--------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946            1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair and President                       Group Inc. (financial services holding
                                                          company); Director and Vice Chairman,
                                                          AMVESCAP PLC and Chairman, AMVESCAP
                                                          PLC -- AIM Division (parent of AIM and

                                                          Formerly: President and Chief Executive
                                                          Officer, A I M Management Group Inc.;
                                                          Director, Chairman and President, A I M
                                                          Advisors, Inc. (registered investment
                                                          advisor); Director and Chairman, A I M
                                                          Capital Management, Inc. (registered
                                                          investment advisor), A I M
                                                          Distributors, Inc. (registered broker
                                                          dealer), AIM Investment Services, Inc.,
                                                          (registered transfer agent), and Fund
                                                          Management Company (registered broker
                                                          dealer); and Chief Executive Officer,
                                                          AMVESCAP PLC -- Managed Products
--------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951          2003             Director, President and Chief Executive  None
  Trustee and Executive Vice President                    Officer, A I M Management Group Inc.
                                                          (financial services holding company);
                                                          Director, Chairman and President, A I M
                                                          Advisors, Inc. (registered investment
                                                          advisor); Director, A I M Capital
                                                          Management, Inc. (registered investment
                                                          advisor) and A I M Distributors, Inc.
                                                          (registered broker dealer); Director
                                                          and Chairman, AIM Investment Services,
                                                          Inc. (registered transfer agent), Fund
                                                          Management Company (registered broker
                                                          dealer) and INVESCO Distributors Inc.
                                                          (registered broker dealer); and Chief
                                                          Executive Officer, AMVESCAP PLC -- AIM
                                                          Division (parent of AIM and a global
                                                          investment management firm)

                                                          Formerly: Director, Chairman, President
                                                          and Chief Executive Officer, INVESCO
                                                          Funds Group, Inc.; President and Chief
                                                          Executive Officer, INVESCO
                                                          Distributors, Inc.; Chief Executive
                                                          Officer, AMVESCAP PLC -- Managed
                                                          Products; Chairman and Chief Executive
                                                          Officer of NationsBanc Advisors, Inc.;
                                                          and Chairman of NationsBanc
                                                          Investments, Inc.
--------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
--------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett/3/ -- 1944           1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                       Associates (technology consulting        company); and Captaris,
                                                          company)                                 Inc. (unified messaging
                                                                                                   provider)
--------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                   2004             Retired                                  None
  Trustee
                                                          Formerly: President and Chief Executive
                                                          Officer, AMC Cancer Research Center;
                                                          and Chairman and Chief Executive
                                                          Officer, First Columbia Financial
                                                          Corporation
--------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939                2001             Retired                                  Badgley Funds, Inc.
  Trustee                                                                                          (registered investment
                                                          Formerly: Partner, law firm of Baker &   company)
                                                          McKenzie
--------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942                 2004             Co-President and Founder, Green,         None
  Trustee                                                 Manning & Bunch Ltd., (investment
                                                          banking firm); and Director, Policy
                                                          Studies, Inc. and Van Gilder Insurance
                                                          Corporation
--------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941               2000             Director of a number of public and       Cortland Trust, Inc.
  Trustee                                                 private business corporations,           (Chairman) (registered
                                                          including the Boss Group Ltd. (private   investment company);
                                                          investment and management) and Magellan  Annuity and Life Re
                                                          Insurance Company                        (Holdings), Ltd.
                                                                                                   (insurance company)
                                                          Formerly: Director, President and Chief
                                                          Executive Officer, Volvo Group North
                                                          America, Inc.; Senior Vice President,
                                                          AB Volvo; and director of various
                                                          affiliated Volvo companies
--------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935            1998             Retired                                  None
  Trustee
                                                          Formerly: Chairman, Mercantile Mortgage
                                                          Corp.; President and Chief Operating
                                                          Officer, Mercantile-Safe Deposit &
                                                          Trust Co.; and President, Mercantile
                                                          Bankshares Corp.
--------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952                 1997             Chief Executive Officer, Twenty First    Administaff, and
  Trustee                                                 Century Group, Inc. (government affairs  Discovery Global
                                                          company) and Texana Timber LP            Education Fund (non-
                                                          (sustainable forestry company)           profit)

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                         AIM V.I. HEALTH SCIENCES FUND

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                 OTHER
                                                                                                 DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND                TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    HELD BY
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE YEARS                                    TRUSTEE
---------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc.
 Trustee                                                Naftalis and Frankel LLP                 (registered
                                                                                                 investment
                                                                                                 company)
---------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2004             Chairman, Lawsuit Resolution Services    General Chemical
 Trustee                                                (California)                             Group, Inc.

                                                        Formerly: Associate Justice of the
                                                        California Court of Appeals
---------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1993             Partner, law firm of Pennock & Cooper    None
 Trustee
---------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------
 Louis S. Sklar/4/ -- 1939             1993             Executive Vice President, Development    None
 Trustee                                                and Operations Hines Interests Limited
                                                        Partnership (real estate development
                                                        company)
---------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2004             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------
Other Officers
---------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/5/ -- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and                              Group Inc. (financial services holding
 Chief Compliance Officer                               company); Senior Vice President and
                                                        Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; and Vice President,
                                                        AIM Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds.
---------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. (financial
                                                        services holding company) and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC and Vice President
                                                        A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1993             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc., and
                                                        Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                1993             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly, Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, AIM Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio
                                                        Manager, INVESCO Institutional (N.A.),
                                                        Inc.
---------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company; and Vice President,
                                                        A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------
 Edgar M. Larsen/4/ -- 1940            1999             Executive Vice President, A I M          N/A
 Vice President                                         Management Group, Inc.; Senior Vice
                                                        President, A I M Advisors, Inc., and
                                                        President, Director of Investments,
                                                        Chief Executive Officer and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc. (See footnote (4)
                                                        below.)

                                                        Formerly: Director of AIM Advisors,
                                                        Inc. and A I M Management Group Inc.,
                                                        A I M Advisors, Inc.; and Director and
                                                        Chairman, A I M Capital Management, Inc.

--------------------------------------------------------------------------------
/4/ Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
/5/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.         A I M Advisors, Inc       A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                  11 Greenway Plaza         11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173     Suite 100                 Suite 100                     Suite 2900
                           Houston, TX 77046-1173    Houston, TX 77046-1173        Houston, TX 77002-5678
COUNSEL TO THE FUND        COUNSEL TO THE            TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP        INDEPENDENT TRUSTEES      AIM Investment Services, Inc. State Street Bank and Trust
3000 K N.W., Suite 500     Kramer, Levin, Naftalis & P.O. Box 4739                 Company
Washington D.C. 20007-5111 Frankel LLP               Houston, TX 77210-4739        225 Franklin Street
                           919 Third Avenue                                        Boston, MA 02110-2801
                           New York, NY 10022-3852


                         AIM V.I. HEALTH SCIENCES FUND

                                                           AIM V.I. LEISURE FUND

                               Annual Report to Shareholders . December 31, 2004

                            EFFECTIVE OCTOBER 15, 2004, INVESCO VIF-LEISURE FUND
                                              WAS RENAMED AIM V.I. LEISURE FUND.

                                     AIM V.I. LEISURE FUND seeks capital growth.

          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
                                      12/31/04 AND IS BASED ON TOTAL NET ASSETS.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

                          [Your goals. Our solutions.]
                            - registered trademark -

                                                         [AIM Investments Logo]
                                                        - registered trademark -

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I.LEISURE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

We are pleased to report that for the fiscal year ended December 31, 2004, AIM V.I. Leisure Fund outperformed the S&P 500 Index, which represents the performance of the U.S. stock market. While past performance cannot guarantee comparable future results, we were pleased by the fund's performance.

================================================================================
FUND VS. INDEXES

Total returns, 12/31/03-12/31/04, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                                                           13.40%

Series II Shares                                                          13.22

S&P 500 Index (Broad Market Index /
   Style-specific Index)                                                  10.87

Source: Lipper, Inc.
================================================================================

     AIM V.I. Leisure Fund outperformed the S&P 500 Index as a result of strong stock selection and the general strength of consumer discretionary stocks, in which the fund invests the bulk of its assets, relative to the broad market.

HOW WE INVEST

We manage the fund using a bottom-up investment approach, focusing on companies that profit from consumer spending on leisure activities. This investment approach is intended to identify businesses in leisure-related industries with strong fundamentals and promising growth potential, and with valuation characteristics below those of the broad market. We also seek to identify managements that have long-term visions for their companies, and the skills needed to grow their market share and earnings at faster rates than their competitors. Just as we look for managements with long-term visions, we maintain a long-term investment horizon when selecting stocks for the fund.

     As a group, stocks in leisure-related industries tended to outperform the broad market for the year, but lagged stocks in the energy, utilities and telecommunication services sectors. Leisure-related industries tend to be relatively broad-based, encompassing such diverse industries as media, gaming, retail and travel. This profile provides a diverse set of investment opportunities for the fund, and at the close of the period, fund assets were invested across these areas.

MARKET CONDITIONS AND YOUR FUND

The economy showed signs of improvement during the fiscal year, as did the U.S. stock market, particularly in the fourth quarter of 2004. The S&P 500 Index rose 10.87% for the year, and 9.23% in the fourth quarter alone. For much of the year, there was concern that rising oil and gasoline prices might cause consumers to reduce their discretionary spending. But we were pleasantly surprised at how little impact record-high oil and gasoline prices had on consumer spending and travel-related industries (such as hotels), in particular.

     Consistent with our long-term investment horizon, we made only minor adjustments to the fund's holdings during the fiscal year, maintaining the fund's relatively low portfolio turnover rate. What changes we made to the fund's holdings stemmed from our bottom-up investment process. This process led us to trim select gaming stocks that have appreciated since we purchased them, while adding retail and restaurant stocks whose valuations we considered more attractive.

     Some of the most significant contributors to the fund's performance for the year included gaming and hotel stocks. Casino operator Harrah's Entertainment was the fund's top performer and reflects our long-term investment approach. We have owned Harrah's for more than six years and have been impressed with the company's management, which has consistently grown its market share. Also, Harrah's was one of the first casino operators to closely monitor same-store sales and to design floor layout to maximize consumer satisfaction and profitability. At the close of the year, Harrah's remained a top holding in the fund because we believed the company is uniquely positioned to benefit from liberalized gaming laws and accelerating casino construction, both in the United States and elsewhere.

     Starwood Hotels is another stock we have held for several years that continues to add to fund performance. Starwood's brand names include St. Regis-- registered trademark--, Sheraton --registered trademark--, Westin --registered trademark-- and W --registered trademark--. We have been impressed with Starwood's innovative ability to take a basic product--a hotel room--and differentiate it from that of its competitors, thereby increasing market share and earnings.

================================================================================

PORTFOLIO COMPOSITION

By industry

 1. Broadcasting & Cable TV                                                17.3%
 2. Casinos & Gaming                                                       14.5
 3. Hotels, Resorts & Cruise Lines                                         11.8
 4. Movies & Entertainment                                                 10.2
 5. Advertising                                                             9.0
 6. Publishing                                                              7.3
 7. Brewers                                                                 4.3
 8. Apparel, Accessories & Luxury Goods                                     3.7
 9. Investment Companies-Exchange Traded Funds                              3.6
10. Multi-Sector Holdings                                                   3.6
     11   Other industries, each less than 3% of net assets                12.4
     Money Market Funds Plus Other Assets Less Liabilities                  2.3

================================================================================

================================================================================

TOP 10 EQUITY HOLDINGS*

 1. Harrah's Entertainment, Inc.                                            6.3%
 2. Omnicom Group Inc.                                                      6.1
 3. International Game Technology                                           5.4
 4. Liberty Media Corp.-Class A                                             3.6
 5. Cablevision Systems New York Group-Class A                              3.3
 6. News Corp.-Class A                                                      3.2
 7. Starwood Hotels & Resorts Worldwide, Inc.                               2.7
 8. Groupe Bruxelles Lambert S.A. (Belgium)                                 2.6
 9. Time Warner Inc.                                                        2.5
10. Polo Ralph Lauren Corp.                                                 2.1

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

* Excluding money market fund holdings.
================================================================================

AIM V.I. LEISURE FUND

     The fund's broadcasting holdings, as a group, detracted from fund performance for the year. While advertising revenues increased as the economy strengthened, that increase was not as robust as we had anticipated. This was due, at least in part, to an increase in spending on Internet advertising and other alternatives to traditional radio and television spots.

     Univision, the Spanish-language media company, was one fund holding whose stock performance was affected by these trends. Despite reporting record second- and third-quarter results, the company's stock price declined for the year. Nonetheless, we continued to own it at the close of the year, in keeping with our long-term investment horizon. We believed that Univision's dominant market position may benefit from long-term demographic trends that give the company a unique potential to continue to grow its earnings.

     Hollywood Entertainment was another holding that disappointed us. Investors worried that increasing DVD purchases, and greater Internet downloading, might result in less rental business, thereby hurting Hollywood's revenues and earnings. While the company's growth prospects have diminished in recent years, we initially believed the market had overreacted to these concerns. We believed that Hollywood's ample free cash flow and strong balance sheet would enable management to overcome these trends and continue to grow the company. However, near the end of the year, two competitors made bids for the company that were disappointing in price; that clouded the company's prospects and changed our outlook. We sold our position in Hollywood before the close of the fiscal year.

IN CLOSING

At the close of the fiscal year, the fund was exposed to a variety of leisure-related industries based on our bottom-up investment approach. The fund's net assets totaled $56.0 million and the number of fund holdings totaled
82. While we are pleased that the fund again this year outperformed the S&P 500 Index, we recognize that sectors go in and out of investor favor, and that there are likely to be periods in which the fund will underperform the broad market. During such periods, investors would do well to remember that spending on leisure-related activities has grown faster than the overall market over the last 40 years. That is why we maintain a long-term investment horizon, and why we urge shareholders to do the same. As always, we thank you for your continuing investment in AIM V.I. Leisure Fund.

The views and opinions expressed in Management's Discussion of Fund Performance are those of AIM Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but AIM Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

[GREENBERG PHOTO]

MARK D. GREENBERG, Chartered Financial Analyst, senior portfolio manager, is the portfolio manager of AIM V.I. Leisure Fund (prior to 2004, INVESCO VIF Leisure
Fund). Mr. Greenberg has 24 years of experience in the investment industry. He began his career in 1980, and media and entertainment stocks became his focus in 1983. He joined INVESCO in 1996. Mr. Greenberg attended City University in London, England, and received his B.S.B.A. in economics with a specialization in finance from Marquette University.

                              [RIGHT ARROW GRAPHIC]

For further information on your fund, its expenses and its long-term performance, please turn the page.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

     Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

     International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

AIM V.I. LEISURE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-l); and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

================================================================================

                                                                          HYPOTHETICAL
                                           ACTUAL              (5% annual return before expenses)
                                ----------------------------   ----------------------------------
            Beginning Account   Ending Account     Expenses       Ending Account     Expenses
  Share           Value              Value       Paid During           Value       Paid During
  Class         (07/01/04)       (12/31/04)/1/    Period/2/         (12/31/04)      Period/2/
---------   -----------------   --------------   -----------      --------------   -----------
Series I        $1,000.00          $1,117.70        $6.92            $1,018.60        $6.60
Series II        1,000.00           1,116.80         7.72             1,017.85         7.35

/1/ The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 11.77% and 11.68% for Series I and Series II shares, respectively.

/2/ Expenses are equal to the fund's annualized expense ratio (1.30% and 1.45% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

================================================================================

AIM V.I. LEISURE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04

Series I Shares
Inception (4/30/02)                                                        8.48%
   1 Year                                                                 13.40

Series II Shares
Inception                                                                  8.24%
   1 Year                                                                 13.22

================================================================================

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the higher Rule 12b-l fees applicable to the Series II shares. The inception date of the fund's Series I shares is 4/30/02. The inception date of the fund's Series II shares is 4/30/04. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Leisure Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the

================================================================================

RESULTS OF A $10,000 INVESTMENT
4/30/02-12/31/04

                                [MOUNTAIN CHART]

          AIM V.I. Leisure Fund-   S&P 500
  Date           Series I           Index
-------   ----------------------   -------
4/30/02           $10000           $10000
  05/02            10030             9927
  06/02             9010             9220
  07/02             8400             8501
  08/02             8610             8557
  09/02             8110             7628
  10/02             8320             8299
  11/02             8950             8786
  12/02             8520             8271
  01/03             8320             8054
  02/03             8039             7933
  03/03             8260             8010
  04/03             8959             8670
  05/03             9479             9126
  06/03             9509             9242
  07/03             9649             9406
  08/03             9969             9589
  09/03             9699             9487
  10/03            10229            10023
  11/03            10478            10112
  12/03            10960            10641
   1/04            11070            10837
   2/04            11280            10987
   3/04            11260            10822
   4/04            11090            10652
   5/04            11100            10798
   6/04            11120            11008
   7/04            10479            10643
   8/04            10419            10686
   9/04            10889            10802
  10/04            11269            10967
  11/04            11840            11411
  12/04           $12429           $11798

                                                            Source: Lipper, Inc.

================================================================================

fund directly. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.*

     Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

ABOUT THE INDEX USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500--registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The fund is not managed to track the performance of any particular index, including the index defined here, and consequently, the performance of the fund may deviate significantly from the performance of the index.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standards & Poor's.

* Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

SCHEDULE OF INVESTMENTS
December 31, 2004


                                                                MARKET
                                                      SHARES    VALUE
      -------------------------------------------------------------------
      COMMON STOCKS & OTHER EQUITY
       INTERESTS-79.03%

      ADVERTISING-6.87%
      Harte-Hanks, Inc.                                15,577 $   404,690
      -------------------------------------------------------------------
      Omnicom Group Inc.                               40,824   3,442,280
      -------------------------------------------------------------------
                                                                3,846,970
      -------------------------------------------------------------------

      APPAREL, ACCESSORIES & LUXURY GOODS-
       2.96%
      Carter's, Inc./(a)/                               3,600     122,364
      -------------------------------------------------------------------
      Columbia Sportswear Co./(a)/                      5,700     339,777
      -------------------------------------------------------------------
      Polo Ralph Lauren Corp.                          28,119   1,197,869
      -------------------------------------------------------------------
                                                                1,660,010
      -------------------------------------------------------------------

      BREWERS-2.13%
      Anheuser-Busch Cos., Inc.                        23,490   1,191,648
      -------------------------------------------------------------------

      BROADCASTING & CABLE TV-15.98%
      Cablevision Systems New York Group-Class A/(a)/  74,270   1,849,323
      -------------------------------------------------------------------
      Clear Channel Communications, Inc.               18,915     633,463
      -------------------------------------------------------------------
      Comcast Corp.-Class A/(a)/                       27,234     906,348
      -------------------------------------------------------------------
      DIRECTV Group, Inc. (The)/(a)/                    9,297     155,632
      -------------------------------------------------------------------
      EchoStar Communications Corp.-Class A            22,840     759,202
      -------------------------------------------------------------------
      Gray Television, Inc.                            38,085     590,318
      -------------------------------------------------------------------
      Liberty Media Corp.-Class A/(a)/                182,293   2,001,577
      -------------------------------------------------------------------
      Liberty Media Corp.-Class B/(a)/                 10,500     121,800
      -------------------------------------------------------------------
      Liberty Media International, Inc.-Class A/(a)/    8,799     406,778
      -------------------------------------------------------------------
      NTL Inc./(a)/                                     3,730     272,141
      -------------------------------------------------------------------
      Scripps Co. (E.W.) (The)-Class A                  9,950     480,386
      -------------------------------------------------------------------
      Sinclair Broadcast Group, Inc.-Class A           31,138     286,781
      -------------------------------------------------------------------
      Spanish Broadcasting System, Inc.-Class A/(a)/   16,733     176,701
      -------------------------------------------------------------------
      Univision Communications Inc.-Class A/(a)/       10,514     307,745
      -------------------------------------------------------------------
                                                                8,948,195
      -------------------------------------------------------------------

      CASINOS & GAMING-14.54%
      Aztar Corp./(a)/                                  4,400     153,648
      -------------------------------------------------------------------
      Harrah's Entertainment, Inc.                     52,570   3,516,407
      -------------------------------------------------------------------
      International Game Technology                    87,600   3,011,688
      -------------------------------------------------------------------
      Mandalay Resort Group                             4,260     300,032
      -------------------------------------------------------------------
      MGM MIRAGE/(a)/                                   6,939     504,743
      -------------------------------------------------------------------
      Wynn Resorts, Ltd./(a)/                           9,723     650,663
      -------------------------------------------------------------------
                                                                8,137,181
      -------------------------------------------------------------------

      DIVERSIFIED COMMERCIAL SERVICES-1.55%
      Cendant Corp.                                    37,011     865,317
      -------------------------------------------------------------------

      FOOTWEAR-0.72%
      NIKE, Inc.-Class B                                4,477     406,019
      -------------------------------------------------------------------

                                                              MARKET
                                                     SHARES   VALUE
         --------------------------------------------------------------

         GENERAL MERCHANDISE STORES-0.94%
         Target Corp.                                10,120 $   525,532
         --------------------------------------------------------------

         HOME ENTERTAINMENT SOFTWARE-0.41%
         Electronic Arts Inc./(a)/                    3,722     229,573
         --------------------------------------------------------------

         HOTELS, RESORTS & CRUISE LINES-5.96%
         Hilton Hotels Corp.                         40,126     912,465
         --------------------------------------------------------------
         Marriott International, Inc.-Class A        14,151     891,230
         --------------------------------------------------------------
         Starwood Hotels & Resorts Worldwide, Inc.   26,267   1,533,993
         --------------------------------------------------------------
                                                              3,337,688
         --------------------------------------------------------------

         INTERNET RETAIL-0.82%
         IAC/InterActiveCorp/(a)/                    16,610     458,768
         --------------------------------------------------------------

         INVESTMENT COMPANIES-EXCHANGE TRADED
          FUNDS-3.64%
         iShares Russell 1000 Index Fund              6,601     430,187
         --------------------------------------------------------------
         iShares Russell 3000 Index Fund              7,900     546,285
         --------------------------------------------------------------
         iShares S&P 500 Index Fund                   4,359     527,439
         --------------------------------------------------------------
         S&P 500 Depositary Receipts Trust-Series 1   4,420     534,245
         --------------------------------------------------------------
                                                              2,038,156
         --------------------------------------------------------------

         LEISURE FACILITIES-0.31%
         Cedar Fair, L.P.                             5,277     173,613
         --------------------------------------------------------------

         LEISURE PRODUCTS-1.87%
         Hasbro, Inc.                                20,395     395,255
         --------------------------------------------------------------
         Leapfrog Enterprises, Inc.-Class A/(a)/     16,190     220,184
         --------------------------------------------------------------
         Marvel Enterprises, Inc./(a)/                7,020     143,770
         --------------------------------------------------------------
         Mattel, Inc.                                14,670     285,918
         --------------------------------------------------------------
                                                              1,045,127
         --------------------------------------------------------------

         MOTORCYCLE MANUFACTURERS-0.21%
         Harley-Davidson, Inc.                        1,900     115,425
         --------------------------------------------------------------

         MOVIES & ENTERTAINMENT-10.24%
         DreamWorks Animation SKG, Inc.-Class A/(a)/  1,700      63,767
         --------------------------------------------------------------
         Fox Entertainment Group, Inc.-Class A/(a)/  13,890     434,201
         --------------------------------------------------------------
         Metro-Goldwyn-Mayer Inc./(a)/               26,289     312,313
         --------------------------------------------------------------
         News Corp.-Class A                          94,500   1,763,370
         --------------------------------------------------------------
         Pixar/(a)/                                   2,232     191,082
         --------------------------------------------------------------
         Regal Entertainment Group-Class A           10,137     210,343
         --------------------------------------------------------------
         Time Warner Inc./(a)/                       71,860   1,396,958
         --------------------------------------------------------------
         Viacom Inc.-Class A                          9,063     336,056
         --------------------------------------------------------------
         Viacom Inc.-Class B                         10,762     391,629
         --------------------------------------------------------------
         Walt Disney Co. (The)                       22,670     630,226
         --------------------------------------------------------------
                                                              5,729,945
         --------------------------------------------------------------

                             AIM V.I. LEISURE FUND

                                                                     MARKET
                                                            SHARES   VALUE
 -----------------------------------------------------------------------------

 PERSONAL PRODUCTS-0.39%
 NBTY, Inc./(a)/                                             9,200 $   220,892
 -----------------------------------------------------------------------------

 PUBLISHING-7.34%
 Belo Corp.-Class A                                         21,316     559,332
 -----------------------------------------------------------------------------
 Gannett Co., Inc.                                           8,690     709,973
 -----------------------------------------------------------------------------
 Knight-Ridder, Inc.                                        13,661     914,467
 -----------------------------------------------------------------------------
 McClatchy Co. (The)-Class A                                 9,296     667,546
 -----------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                                5,149     471,339
 -----------------------------------------------------------------------------
 Tribune Co.                                                18,600     783,804
 -----------------------------------------------------------------------------
                                                                     4,106,461
 -----------------------------------------------------------------------------

 RESTAURANTS-2.15%
 CBRL Group, Inc.                                           19,898     832,731
 -----------------------------------------------------------------------------
 Yum! Brands, Inc.                                           7,889     372,203
 -----------------------------------------------------------------------------
                                                                     1,204,934
 -----------------------------------------------------------------------------
   Total Common Stocks & Other Equity Interests
    (Cost $37,198,071)                                              44,241,454
 -----------------------------------------------------------------------------
 FOREIGN STOCKS & OTHER
  EQUITY INTERESTS-18.65%

 BELGIUM-3.43%
 Compagnie Nationale a Portefeuille
  (Multi-Sector Holdings)/(b)/                                 585     123,565
 -----------------------------------------------------------------------------
 Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)/(b)/ 18,124   1,468,687
 -----------------------------------------------------------------------------
 InBev (Brewers)/(b)/                                        8,479     327,634
 -----------------------------------------------------------------------------
                                                                     1,919,886
 -----------------------------------------------------------------------------

 BRAZIL-0.64%
 Companhia de Bebidas das Americas-ADR (Brewers)            12,730     360,641
 -----------------------------------------------------------------------------

 CANADA-0.89%
 Intrawest Corp. (Hotels, Resorts & Cruise Lines)           21,622     497,090
 -----------------------------------------------------------------------------

 DENMARK-0.95%
 Carlsberg A.S.-Class B (Brewers)/(b)/                      10,526     530,988
 -----------------------------------------------------------------------------

 FRANCE-1.86%
 Accor S.A. (Hotels, Resorts & Cruise Lines)/(b)/           14,346     626,879
 -----------------------------------------------------------------------------
 JC Decaux S.A. (Advertising)/(a)(b)/                       14,112     411,416
 -----------------------------------------------------------------------------
                                                                     1,038,295
 -----------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES      VALUE
--------------------------------------------------------------------------------

HONG KONG-0.12%
Television Broadcasts Ltd.-ADR
 (Broadcasting & Cable TV)/(c)/                               6,976 $    64,800
--------------------------------------------------------------------------------

JAPAN-0.30%
Sony Corp.-ADR (Consumer Electronics)                         4,341     169,125
--------------------------------------------------------------------------------

LIBERIA-1.13%
Royal Caribbean Cruises Ltd.
 (Hotels, Resorts & Cruise Lines)                            11,642     633,791
--------------------------------------------------------------------------------

NETHERLANDS-1.23%
Jetix Europe N.V. (Broadcasting & Cable TV)/(a)(b)/          36,129     687,889
--------------------------------------------------------------------------------

PANAMA-2.06%
Carnival Corp. (Hotels, Resorts & Cruise Lines)              20,013   1,153,349
--------------------------------------------------------------------------------

SPAIN-0.59%
NH Hoteles, S.A. (Hotels, Resorts & Cruise Lines)/(b)/       25,189     332,854
--------------------------------------------------------------------------------

SWITZERLAND-1.47%
Compagnie Financiere Richemont A.G.-Class A
 (Apparel, Accessories & Luxury Goods)/(b)/                  12,811     425,373
--------------------------------------------------------------------------------
Pargesa Holding A.G.-Class B (Multi-Sector Holdings)/(b)/       114     400,154
--------------------------------------------------------------------------------
                                                                        825,527
--------------------------------------------------------------------------------

UNITED KINGDOM-3.98%
Allied Domecq PLC (Distillers & Vintners)/(b)/              113,050   1,109,986
--------------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)/(b)/                      23,649     337,514
--------------------------------------------------------------------------------
WPP Group PLC (Advertising)/(b)/                             71,155     779,643
--------------------------------------------------------------------------------
                                                                      2,227,143
--------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $7,600,369)                                               10,441,378
--------------------------------------------------------------------------------

MONEY MARKET FUNDS-2.50%
Premier Portfolio (Cost $1,397,060)/(d)(e)/               1,397,060   1,397,060
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.18% (Cost $46,195,500)                         56,079,892
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.18%)                                  (101,335)
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                  $55,978,557
--------------------------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $7,562,582, which represented 13.49% of the Fund's Total Investments. See
    Note 1A.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at December 31, 2004 represented 0.12% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, Shares of Premier Portfolio owned by the Fund will be designated as of Investor Class shares.

See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
Investments, at market value (cost $44,798,440)                         $54,682,832
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,397,060)            1,397,060
------------------------------------------------------------------------------------
    Total investments (cost $46,195,500)                                 56,079,892
------------------------------------------------------------------------------------
Dividends receivable                                                         72,342
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             3,703
------------------------------------------------------------------------------------
    Total assets                                                         56,155,937
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                     63,514
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                          3,969
------------------------------------------------------------------------------------
Accrued administrative services fees                                         75,096
------------------------------------------------------------------------------------
Accrued distribution fees-Series II                                               4
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                     170
------------------------------------------------------------------------------------
Accrued operating expenses                                                   34,627
------------------------------------------------------------------------------------
    Total liabilities                                                       177,380
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                             $55,978,557
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                           $45,224,988
------------------------------------------------------------------------------------
Undistributed net investment income                                         (80,174)
------------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                                 948,771
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign currencies   9,884,972
------------------------------------------------------------------------------------
                                                                        $55,978,557
------------------------------------------------------------------------------------

NET ASSETS:
Series I                                                                $55,967,356
------------------------------------------------------------------------------------
Series II                                                               $    11,201
------------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                  4,519,277
------------------------------------------------------------------------------------
Series II                                                                     905.3
------------------------------------------------------------------------------------
Series I:
  Net asset value per share                                             $     12.38
------------------------------------------------------------------------------------
Series II:
  Net asset value per share                                             $     12.37
------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $16,218)                 $  532,529
---------------------------------------------------------------------------------
Dividends from affiliated money market funds                              17,148
---------------------------------------------------------------------------------
    Total investment income                                              549,677
---------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                            320,330
---------------------------------------------------------------------------------
Administrative services fees                                             145,439
---------------------------------------------------------------------------------
Custodian fees                                                            25,185
---------------------------------------------------------------------------------
Distribution fees-Series II                                                   17
---------------------------------------------------------------------------------
Transfer agent fees                                                        2,375
---------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                    11,121
---------------------------------------------------------------------------------
Professional fees                                                         41,383
---------------------------------------------------------------------------------
Other                                                                     26,086
---------------------------------------------------------------------------------
    Total expenses                                                       571,936
---------------------------------------------------------------------------------
Less: Fees waived, expenses reimbursed and expense offset arrangement    (22,749)
---------------------------------------------------------------------------------
    Net expenses                                                         549,187
---------------------------------------------------------------------------------
Net investment income                                                        490
---------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities                                                1,184,171
---------------------------------------------------------------------------------
  Foreign currencies                                                      (2,571)
---------------------------------------------------------------------------------
                                                                       1,181,600
---------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                5,083,158
---------------------------------------------------------------------------------
  Foreign currencies                                                         797
---------------------------------------------------------------------------------
                                                                       5,083,955
---------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies             6,265,555
---------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $6,266,045
---------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. LEISURE FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and 2003

                                                          2004         2003
 ------------------------------------------------------------------------------

 OPERATIONS:
  Net investment income (loss)                        $       490  $   (23,647)
 ------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities and foreign currencies                   1,181,600      (12,745)
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation of
    investment securities and foreign currencies        5,083,955    4,874,993
 ------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations                                        6,266,045    4,838,601
 ------------------------------------------------------------------------------
 Distributions to shareholders from net investment
  income:
  Series I                                               (165,844)          --
 ------------------------------------------------------------------------------
  Series II                                                   (34)          --
 ------------------------------------------------------------------------------
    Total distributions from net investment income       (165,878)          --
 ------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains:
  Series I                                                (44,667)          --
 ------------------------------------------------------------------------------
  Series II                                                    (9)          --
 ------------------------------------------------------------------------------
    Total distributions from net realized gains           (44,676)          --
 ------------------------------------------------------------------------------
    Decrease in net assets resulting from
      distributions                                      (210,554)          --
 ------------------------------------------------------------------------------
 Share transactions-net:
  Series I                                             15,488,580   23,489,298
 ------------------------------------------------------------------------------
  Series II                                                10,043           --
 ------------------------------------------------------------------------------
    Net increase in net assets resulting from share
      transactions                                     15,498,623   23,489,298
 ------------------------------------------------------------------------------
    Net increase in net assets                         21,554,114   28,327,899
 ------------------------------------------------------------------------------

 NET ASSETS:
  Beginning of year                                    34,424,443    6,096,544
 ------------------------------------------------------------------------------
  End of year (including undistributed net
    investment income of $(80,174) and $(27,677),
    respectively)                                     $55,978,557  $34,424,443
 ------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. LEISURE FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Leisure Fund, formerly INVESCO VIF-Leisure Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

                             AIM V.I. LEISURE FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $225,238. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $95,092. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest;
(iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of

                             AIM V.I. LEISURE FUND
an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $22,726.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $108,534, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $36,905 for such services, of which IFG retained $5,208 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AIS $2,375.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $10 after AIM Distributors waived Plan fees of $7.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.

Investments of Daily Available Cash Balances:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $1,040,996  $19,446,525 $(19,090,461)      $ --       $1,397,060  $17,148     $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $78,030, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $16 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $16.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

                             AIM V.I. LEISURE FUND

  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,882 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                2004   2003
                     --------------------------------------
                     Distributions paid from:
                     Ordinary income          $165,878 $--
                     --------------------------------------
                     Long-term capital gain     44,676  --
                     --------------------------------------
                     Total distributions      $210,554 $--
                     --------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                          2004
              ----------------------------------------------------
              Undistributed ordinary income           $   945,695
              ----------------------------------------------------
              Undistributed long-term gain                710,900
              ----------------------------------------------------
              Undistributed appreciation--investments   9,099,803
              ----------------------------------------------------
              Temporary book/tax differences               (2,829)
              ----------------------------------------------------
              Shares of beneficial interest            45,224,988
              ----------------------------------------------------
              Total net assets                        $55,978,557
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, mark to market of certain passive foreign investment companies and partnership basis adjustments. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $580.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

                             AIM V.I. LEISURE FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $21,024,836 and $6,084,426, respectively.

             UNREALIZED APPRECIATION (DEPRECIATION) OF
               INVESTMENT SECURITIES ON A TAX BASIS
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $9,594,133
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (494,910)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $9,099,223
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $46,980,669.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currencies, on December 31, 2004, undistributed net investment income was increased by $112,891, undistributed net realized gain was decreased by $112,553 and shares of beneficial interest decreased by $338. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                         CHANGES IN SHARES OUTSTANDING/(a)/
------------------------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------
                                              2004                    2003
                                     ----------------------  ----------------------
                                       SHARES      AMOUNT      SHARES      AMOUNT
------------------------------------------------------------------------------------
Sold:
  Series I                           1,824,898  $20,387,248  2,580,127  $24,801,939
------------------------------------------------------------------------------------
  Series II/(b)/                           902       10,000         --           --
------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                              17,426      210,511         --           --
------------------------------------------------------------------------------------
  Series II/(b)/                             3           43         --           --
------------------------------------------------------------------------------------
Reacquired:
  Series I                            (463,174)  (5,109,179)  (155,854)  (1,312,641)
------------------------------------------------------------------------------------
                                     1,380,055  $15,498,623  2,424,273  $23,489,298
------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 100% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

                             AIM V.I. LEISURE FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                                   -----------------------------------
                                                                                            APRIL 30, 2002
                                                                                           (DATE OPERATIONS
                                                                         YEAR ENDED         COMMENCED) TO
                                                                        DECEMBER 31,         DECEMBER 31,
                                                                   ---------------------         2002
                                                                       2004        2003    ----------------
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.96       $  8.52       $ 10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.00         (0.00)        (0.00)/(a)/
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.47          2.44         (1.48)
-------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.47          2.44         (1.48)
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.04)           --            --
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.01)           --            --
-------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.05)           --            --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.38       $ 10.96       $  8.52
-------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    13.40%        28.64%       (14.80)%
-------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $55,967       $34,424       $ 6,097
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.29%/(c)/    1.26%         1.29%/(d)/
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.34%/(c)/    1.64%         3.96%/(d)/
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.00%/(c)/   (0.14)%       (0.30)%/(d)/
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            15%           22%           15%
-------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.01) for the period April 30, 2002 (date operations commenced) to December 31, 2002.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $42,703,968.
/(d)/Annualized
/(e)/Not annualized for periods less than one year.

                             AIM V.I. LEISURE FUND


 NOTE 12--FINANCIAL HIGHLIGHTS (continued)                     SERIES II
                                                             --------------
                                                             APRIL 30, 2004
                                                              (DATE SALES
                                                             COMMENCED) TO
                                                              DECEMBER 31,
                                                                  2004
 -----------------------------------------------------------------------------
 Net asset value, beginning of period                            $11.09
 -----------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                   (0.02)
 -----------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)          1.35
 -----------------------------------------------------------------------------
     Total from investment operations                              1.33
 -----------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment income                           (0.04)
 -----------------------------------------------------------------------------
   Distributions from net realized gains                          (0.01)
 -----------------------------------------------------------------------------
     Total distributions                                          (0.05)
 -----------------------------------------------------------------------------
 Net asset value, end of period                                  $12.37
 -----------------------------------------------------------------------------
 Total return/(a)/                                                11.98%
 -----------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                        $   11
 -----------------------------------------------------------------------------
 Ratio of expenses to average net assets:
   With fee waivers and/or expense reimbursement                   1.45%/(b)/
 -----------------------------------------------------------------------------
   Without fee waivers and/or expense reimbursements               1.60%/(b)/
 -----------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets      (0.16)%/(b)/
 -----------------------------------------------------------------------------
 Portfolio turnover rate/(c)/                                        15%
 -----------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $9,989. /(c)/Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

                             AIM V.I. LEISURE FUND

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the

                             AIM V.I. LEISURE FUND

Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                             AIM V.I. LEISURE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM V.I. Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Leisure Fund, formerly known as INVESCO VIF-Leisure Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 11, 2005
Houston, Texas

                             AIM V.I. LEISURE FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of INVESCO VIF-Leisure Fund (now known as AIM V.I. Leisure Fund), ("Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), (now known as AIM Variable Insurance Funds), a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board of INVESCO Variable Investment Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James
     T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack
     M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

The results of the voting on the above matters were as follows:

                                                    WITHHOLDING
                     TRUSTEES/MATTER     VOTES FOR   AUTHORITY
                -----------------------------------------------
                (1)* Bob R. Baker....... 93,545,754  4,458,528
                     Frank S. Bayley.... 93,653,161  4,351,121
                     James T. Bunch..... 93,688,828  4,315,454
                     Bruce L. Crockett.. 93,737,421  4,266,861
                     Albert R. Dowden... 93,716,317  4,287,965
                     Edward K. Dunn, Jr. 93,623,043  4,381,239
                     Jack M. Fields..... 93,746,928  4,257,354
                     Carl Frischling.... 93,654,819  4,349,463
                     Robert H. Graham... 93,716,756  4,287,526
                     Gerald J. Lewis.... 93,594,018  4,410,264
                     Prema Mathai-Davis. 93,482,582  4,521,700
                     Lewis F. Pennock... 93,664,049  4,340,233
                     Ruth H. Quigley.... 93,518,516  4,485,766
                     Louis S. Sklar..... 93,623,163  4,381,119
                     Larry Soll, Ph.D... 93,521,612  4,482,670
                     Mark H. Williamson. 93,642,072  4,362,210


     MATTER                                                                                                         VOTES FOR
-------------------------------------------------------------------------------------------------------------------------------
(2)  Approval of a new Investment Advisory Agreement with A I M Advisors, Inc......................................  2,753,677
(3)  Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc...  2,745,317
(4)* Approval of an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust........................ 88,123,016

                                                                                                                 VOTES
MATTER                                                                                                          AGAINST
-------------------------------------------------------------------------------------------------------------------------
Approval of a new Investment Advisory Agreement with A I M Advisors, Inc......................................   185,896
Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc...   198,339
Approval of an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust........................ 3,299,467

                                                                                                                WITHHELD/
MATTER                                                                                                         ABSTENTIONS
--------------------------------------------------------------------------------------------------------------------------
Approval of a new Investment Advisory Agreement with A I M Advisors, Inc......................................    232,581
Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc...    228,498
Approval of an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust........................  6,581,799

* Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.

                             AIM V.I. LEISURE FUND

TRUSTEES AND OFFICERS
As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND                   TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST           OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
  Interested Persons
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946             1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair and President                        Group Inc. (financial services holding
                                                           company); Director and Vice Chairman,
                                                           AMVESCAP PLC and Chairman, AMVESCAP
                                                           PLC -- AIM Division (parent of AIM and
                                                           a global investment management firm)

                                                           Formerly: President and Chief Executive
                                                           Officer, A I M Management Group Inc.;
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director and Chairman, A I M
                                                           Capital Management, Inc. (registered
                                                           investment advisor), A I M
                                                           Distributors, Inc. (registered broker
                                                           dealer), AIM Investment Services, Inc.,
                                                           (registered transfer agent), and Fund
                                                           Management Company (registered broker
                                                           dealer); and Chief Executive Officer,
                                                           AMVESCAP PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951 Trustee   2003             Director, President and Chief Executive  None
  and Executive Vice President                             Officer, A I M Management Group Inc.
                                                           (financial services holding company);
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director, A I M Capital
                                                           Management, Inc. (registered investment
                                                           advisor) and A I M Distributors, Inc.
                                                           (registered broker dealer); Director
                                                           and Chairman, AIM Investment Services,
                                                           Inc. (registered transfer agent), Fund
                                                           Management Company (registered broker
                                                           dealer) and INVESCO Distributors Inc.
                                                           (registered broker dealer); and Chief
                                                           Executive Officer, AMVESCAP PLC -- AIM
                                                           Division (parent of AIM and a global
                                                           investment management firm)

                                                           Formerly: Director, Chairman, President
                                                           and Chief Executive Officer, INVESCO
                                                           Funds Group, Inc.; President and Chief
                                                           Executive Officer, INVESCO
                                                           Distributors, Inc.; Chief Executive
                                                           Officer, AMVESCAP PLC -- Managed
                                                           Products; Chairman and Chief Executive
                                                           Officer of NationsBanc Advisors, Inc.;
                                                           and Chairman of NationsBanc
                                                           Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett/3/ -- 1944            1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                        Associates (technology consulting        company); and Captaris,
                                                           company)                                 Inc. (unified messaging
                                                                                                    provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                    2004             Retired                                  None
  Trustee
                                                           Formerly: President and Chief Executive
                                                           Officer, AMC Cancer Research Center;
                                                           and Chairman and Chief Executive
                                                           Officer, First Columbia Financial
                                                           Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939                 2001             Retired                                  Badgley Funds, Inc.
  Trustee                                                                                           (registered investment
                                                           Formerly: Partner, law firm of Baker &   company)
                                                           McKenzie
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942                  2004             Co-President and Founder, Green,         None
  Trustee                                                  Manning & Bunch Ltd., (investment
                                                           banking firm); and Director, Policy
                                                           Studies, Inc. and Van Gilder Insurance
                                                           Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941                2000             Director of a number of public and       Cortland Trust, Inc.
  Trustee                                                  private business corporations,           (Chairman) (registered
                                                           including the Boss Group Ltd. (private   investment company);
                                                           investment and management) and Magellan  Annuity and Life Re
                                                           Insurance Company                        (Holdings), Ltd. (insurance
                                                                                                    company)
                                                           Formerly: Director, President and Chief
                                                           Executive Officer, Volvo Group North
                                                           America, Inc.; Senior Vice President,
                                                           AB Volvo; and director of various
                                                           affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935             1998             Retired                                  None
  Trustee
                                                           Formerly: Chairman, Mercantile Mortgage
                                                           Corp.; President and Chief Operating
                                                           Officer, Mercantile-Safe Deposit &
                                                           Trust Co.; and President, Mercantile
                                                           Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952                  1997             Chief Executive Officer, Twenty First    Administaff, and Discovery
  Trustee                                                  Century Group, Inc. (government affairs  Global Education Fund
                                                           company) and Texana Timber LP            (non-profit)
                                                           (sustainable forestry company)

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.


                             AIM V.I. LEISURE FUND

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND                TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company)
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2004             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (California)

                                                        Formerly: Associate Justice of the
                                                        California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1993             Partner, law firm of Pennock & Cooper    None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Louis S. Sklar/4/ -- 1939             1993             Executive Vice President, Development    None
 Trustee                                                and Operations Hines Interests Limited
                                                        Partnership (real estate development
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2004             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
Other Officers
---------------------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/5/ -- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and                              Group Inc. (financial services holding
 Chief Compliance Officer                               company); Senior Vice President and
                                                        Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; and Vice President,
                                                        AIM Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds.
---------------------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. (financial
                                                        services holding company) and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC and Vice President
                                                        A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1993             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc., and
                                                        Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                1993             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly, Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, AIM Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio
                                                        Manager, INVESCO Institutional (N.A.),
                                                        Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company; and Vice President,
                                                        A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Edgar M. Larsen/4/ -- 1940            1999             Executive Vice President, A I M          N/A
 Vice President                                         Management Group, Inc.; Senior Vice
                                                        President, A I M Advisors, Inc., and
                                                        President, Director of Investments,
                                                        Chief Executive Officer and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc. (See footnote (4)
                                                        below.)

                                                        Formerly: Director of AIM Advisors,
                                                        Inc. and A I M Management Group Inc.,
                                                        A I M Advisors, Inc.; and Director and
                                                        Chairman, A I M Capital Management, Inc.

--------------------------------------------------------------------------------
/4/ Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
/5/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.         A I M Advisors, Inc       A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                  11 Greenway Plaza         11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173     Suite 100                 Suite 100                     Suite 2900
                           Houston, TX 77046-1173    Houston, TX 77046-1173        Houston, TX 77002-5678

COUNSEL TO THE FUND        COUNSEL TO THE            TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP        INDEPENDENT TRUSTEES      AIM Investment Services, Inc. State Street Bank and Trust
3000 K N.W., Suite 500     Kramer, Levin, Naftalis & P.O. Box 4739                 Company
Washington D.C. 20007-5111 Frankel LLP               Houston, TX 77210-4739        225 Franklin Street
                           919 Third Avenue                                        Boston, MA 02110-2801
                           New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 63.37% is eligible for the dividends received deduction for corporation. The Fund distributed long-term capital gains of $44,676 for the Fund's tax year ended December 31, 2004.


                             AIM V.I. LEISURE FUND

                                              AIM V.I. SMALL COMPANY GROWTH FUND

                               Annual Report to Shareholders . December 31, 2004

             EFFECTIVE OCTOBER 15, 2004, INVESCO VIF - SMALL COMPANY GROWTH FUND
                                 WAS RENAMED AIM V.I. SMALL COMPANY GROWTH FUND.

                                              AIM V.I. SMALL COMPANY GROWTH FUND
                                                           seeks capital growth.

          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
                                      12/31/04 AND IS BASED ON TOTAL NET ASSETS.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

                          [Your goals. Our solutions.]
                            - registered trademark -
                                                          [AIM Investments Logo]
                                                        - registered trademark -
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. SMALL COMPANY GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Stocks, as measured by most domestic market indexes, rallied in the fourth quarter of 2004, enabling the fund to post double-digit returns for the year.

================================================================================
FUND VS. INDEXES

Total returns, 12/31/03-12/31/04, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                                                           13.90%

Series II Shares                                                          13.73

S&P 500 Index (Broad Market Index)                                        10.87

Russell 2000 Growth Index
(Style-specific Index)                                                    14.31

Lipper Small-Cap Growth Fund Index
(Peer Group Index)                                                        10.79

Source: Lipper, Inc.
================================================================================

     For the year, small-cap stocks outperformed large-cap stocks. The fund's focus on small-cap stocks enabled it to outperform the large-cap oriented S&P 500 Index. The fund tracked the Russell 2000 Growth Index as its health care and telecommunication services holdings generally outperformed those of the benchmark while its consumer discretionary holdings lagged. We observed that the stocks of companies with weaker fundamentals--ones that do not meet our investment criteria--generally led the fourth-quarter rally. We believe strong stock selection in the energy, financials and health care sectors enabled the fund to outperform its Lipper peer group index.

HOW WE INVEST

On October 1, 2004, changes were made to the fund's portfolio management team with the objective of improving long-term performance. Please see the biography section on Page 3 for more information on the new management team. Our goal is to produce consistent, strong, risk-adjusted returns for long-term investors. We use a bottom-up approach to investing, selecting stocks based on an analysis of individual companies. Our focus is on small-cap stocks of companies with high growth potential, as demonstrated by consistent and accelerating earnings growth. The fund's stock selection process is based on a rigorous three-step process that includes quantitative, fundamental and valuation analysis to identify stocks of companies that exhibit consistent, sustainable, above average earnings growth potential. We believe it is only through in-depth fundamental research that includes careful financial statement analysis and meetings with company management teams that these opportunities can be found.

     In positioning the fund, we use a "barbell approach"--which involves exposure to more aggressive, cyclically sensitive stocks and high-quality, less aggressive stocks. This positioning is designed to potentially benefit investors in the event of a market rally while providing some downside protection if markets weaken.

     We consider selling a stock if a company experiences decelerating or disappointing earnings, the stock's price reaches our valuation target or we find a more attractive investment option.

YOUR FUND

Stock index performance was generally subdued for much of the year amid concerns about a weak U.S. dollar, rising interest rates, increasing oil prices and uncertainty surrounding the presidential election. However, indexes rallied after oil prices peaked in mid-October and the presidential campaign was concluded in early November. The fund was favorably positioned to take advantage of this rally.

     Since the change of management of the fund, we have made a number of changes to the portfolio. The fund had 132 holdings and $47.8 million in assets at the end of the year.

     The most significant increase in the fund's sector weightings was in industrials, which could benefit from an improving economy.

     As part of our strategy, we pay close attention to risk, making every effort to protect our shareholders' investment by sidestepping short-term market trends. While energy was the best-performing sector of the S&P 500 Index for the fiscal year, we believed that high oil prices were unsustainable and there was more downside than upside potential in this sector.

     The timely repositioning of the portfolio benefited fund performance, which had been negative through the first three quarters of the year. Sectors that contributed the most to performance were health care, industrials and financials. Health care, which had struggled for most of the year, rallied in the fourth quarter, while financials and industrials stocks performed relatively well throughout 2004. Information

================================================================================

PORTFOLIO COMPOSITION

By sector

1. Information Technology                                                  21.4%
2. Health Care                                                             20.5
3. Industrials                                                             13.8
4. Consumer Discretionary                                                  13.7
5. Financials                                                               9.6
6. Energy                                                                   4.2
7. Materials                                                                3.5
8. Consumer Staples                                                         0.4

   Money Market Funds Plus Other Assets Less Liabilities                   12.9
================================================================================

================================================================================

TOP 10 EQUITY HOLDINGS*

 1. Investors Financial Services Corp.                                      2.0%
 2. Blount International, Inc.                                              1.3
 3. EnerSys                                                                 1.3
 4. Brinker International, Inc.                                             1.2
 5. Ceridian Corp.                                                          1.2
 6. Rowan Cos., Inc.                                                        1.2
 7. Aeroflex Inc.                                                           1.1
 8. Sirva Inc.                                                              1.1
 9. Radio One, Inc.-Class D                                                 1.1
10. TNS Inc.                                                                1.1
================================================================================

================================================================================

TOP 10 INDUSTRIES*

 1. Biotechnology                                                           5.7%
 2. Application Software                                                    4.8
 3. Pharmaceuticals                                                         4.6
 4. Asset Management & Custody Banks                                        3.7
 5. Electronic Equipment Manufacturers                                      3.4
 6. Health Care Services                                                    3.4
 7. Health Care Facilities                                                  3.1
 8. Health Care Equipment                                                   3.0
 9. Specialty Stores                                                        2.7
10. Electrical Components & Equipment                                       2.6
================================================================================

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

* Excluding money market fund holdings.

AIM V.I. SMALL COMPANY GROWTH FUND

technology and consumer staples were the only sectors that detracted from performance.

     Stocks that performed well for the fund included Investors Financial Services, which provides asset administration services for the financial industry through its wholly owned subsidiary, Investors Bank & Trust. Consistent with our investment strategy, we strive to identify leading growth companies with sustainable competitive advantages, strong growth prospects and sound management teams. We believe that Investors Financial Services possesses these key characteristics.

     Also contributing to fund performance was OSI Pharmaceuticals, a developer of cancer treatments. OSI Pharmaceuticals' stock rose after the company announced that clinical trials of its new drug Tarceva showed that it improved the survival rates of patients with certain forms of lung cancer.

     Detracting from fund performance were Merix Corp., which makes devices to link electronic equipment components, and Secure Computing, a provider of network security products, including firewalls. In May, Merix lowered its sales estimates for the fourth quarter of its fiscal year, partially because of reduced orders from one of its major customers. Secure Computing's stock declined after the company announced its second quarter 2004 earnings would fall short of estimates because of a drop off in its federal government business. The fund no longer held either of these stocks at the end of the reporting period.

IN CLOSING

We are committed to our bottom-up stock selection process, and we constantly review each security's fundamentals and price target to ensure a continued fit. We also are committed to our strategy of focusing our investments in companies that show sustainable, above-average earnings growth, while avoiding what we consider high risk stocks. As such, we believe that that the fund continues to be an attractive option for investors looking for a small--cap growth fund for their diversified long-term portfolio. We appreciate your continued participation in AIM V.I. Small Company Growth Fund.

The views and opinions expressed in Management's Discussion of Fund Performance are those of AIM Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but AIM Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

[RUSHIN PHOTO]

JAY K. RUSHIN, Chartered Financial Analyst and Portfolio Manager, is portfolio manager of AIM V.I. Small Company Growth Fund. He began his investment career in 1994 when he joined AIM as a portfolio administrator. In 1996, he left AIM to work as an associate equity analyst at Prudential Securities. He returned to AIM as an equity analyst on AIM'S small-cap funds in 1998 and was promoted to senior analyst in 2000. He was promoted to portfolio manager in 2001. A native of Gaithersburg, MD, Mr. Rushin holds a B.A. in English from Florida State University.

     Mr. Rushin is assisted by the Aggressive Growth Team, which consists of analysts who specialize in market sectors.

                             [RIGHT ARROW GRAPHIC]

For further information on your fund, its expenses and its long-term performance, please turn the page.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in micro and small companies involves risks not associated with investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

     International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

     Portfolio turnover is greater than that of most funds, which may affect performance.

AIM V.I. SMALL COMPANY GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs including management fees, distribution and/or service fees (12b-l) and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

================================================================================

                                                                          HYPOTHETICAL
                                           ACTUAL              (5% annual return before expenses)
                                ----------------------------   ----------------------------------
            Beginning Account   Ending Account     Expenses       Ending Account     Expenses
  Share           Value              Value       Paid During           Value       Paid During
  Class          (7/1/04)        (12/31/04)/1/    Period/2/         (12/31/04)      Period/2/
---------   -----------------   --------------   -----------      --------------   -----------
Series I        $1,000.00          $1095.20         $6.85            $1,018.60        $6.60
Series II        1,000.00           1094.50          7.63             1,017.85         7.35

/1/ The actual ending account value is based on the actual total return of the fund for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 9.52% and 9.45% for Series I and Series II shares, respectively.

/2/ Expenses are equal to the fund's annualized expense ratio (1.30% and 1.45% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

================================================================================

AIM V.I. SMALL COMPANY GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04

Series I Shares
Inception (8/22/97)                                                        6.57%
5 Years                                                                   -6.23
1 Year                                                                    13.90

Series II Shares
Inception                                                                  6.32%
5 Years                                                                   -6.44
1 Year                                                                    13.73
================================================================================

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is 4/30/04.

     The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee

================================================================================
RESULTS OF A $10,000 INVESTMENT
8/22/97-12/31/04 Index data from 8/31/97

                              [MOUNTAIN CHART]

          AIM V.I. Small Company   Russell 2000   S&P 500   Lipper Small-Cap
  Date     Growth Fund-Series I     Growth Fund    Index    Growth Fund Index
-------   ----------------------   ------------   -------   -----------------
8/22/97           $10000
   8/97            10090              $10000      $10000         $10000
   9/97            10820               10798       10547          10842
  12/97             9910                9913       10850           9921
   3/98            11249               11091       12363          11042
   6/98            10929               10454       12773          10638
   9/98             9039                8116       11505           8100
  12/98            11532               10035       13953          10017
   3/99            11232                9866       14648           9691
   6/99            13054               11321       15679          11072
   9/99            14895               10764       14702          11272
  12/99            22032               14359       16888          16143
   3/00            25153               15692       17275          19035
   6/00            23740               14535       16816          18015
   9/00            23391               13958       16653          17731
  12/00            18732               11138       15351          14811
   3/01            14627                9445       13532          12016
   6/01            17229               11143       14323          14019
   9/01            12159                8014       12222          10510
  12/01            15258               10111       13528          12891
   3/02            14086                9912       13565          12704
   6/02            12272                8357       11749          10991
   9/02             9992                6558        9720           8847
  12/02            10509                7051       10539           9329
   3/03            10095                6778       10207           8981
   6/03            11846                8414       11778          11078
   9/03            12811                9295       12089          12045
  12/03            14027               10474       13560          13507
   3/04            14597               11058       13790          13988
   6/04            14586               11069       14027          13969
   9/04            13706               10403       13765          13028
  12/04           $15976              $11972      $15035         $14964

                                                            Source: Lipper, Inc.

================================================================================

comparable future results; current performance may be lower or higher. Please contact the variable product issuer or your financial advisor for the most recent month-end performance. Performance figures reflect fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Small Company Growth Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the fund directly. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.*

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The unmanaged Lipper Small-Cap Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The unmanaged Russell 2000 --registered trademark-- Growth Index is a subset of the unmanaged Russell 2000 --registered trademark-- Index, which represents the performance of the stocks of small-capitalization companies; the Growth subset measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values.

     The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset value for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

* Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

SCHEDULE OF INVESTMENTS
December 31, 2004


                                                             MARKET
                                                   SHARES    VALUE
          ---------------------------------------------------------------
          COMMON STOCKS & OTHER EQUITY
           INTERESTS-87.03%

          APPAREL RETAIL-1.34%
          Aeropostale, Inc./(a)/                    7,600 $    223,668
          ---------------------------------------------------------------
          Gymboree Corp. (The)/(a)/                12,500      160,250
          ---------------------------------------------------------------
          Hot Topic, Inc./(a)/                      1,000       17,190
          ---------------------------------------------------------------
          Pacific Sunwear of California, Inc./(a)/ 10,700      238,182
          ---------------------------------------------------------------
                                                               639,290
          ---------------------------------------------------------------

          APPLICATION SOFTWARE-4.81%
          Altiris, Inc./(a)(b)/                     8,700      308,241
          ---------------------------------------------------------------
          Catapult Communications Corp./(a)/        7,800      188,448
          ---------------------------------------------------------------
          Henry (Jack) & Associates, Inc.          22,600      449,966
          ---------------------------------------------------------------
          Hyperion Solutions Corp./(a)/             4,400      205,128
          ---------------------------------------------------------------
          Intervoice, Inc./(a)/                    15,300      204,255
          ---------------------------------------------------------------
          Open Solutions Inc./(a)/                  7,600      197,296
          ---------------------------------------------------------------
          Sonic Solutions/(a)/                     18,800      421,872
          ---------------------------------------------------------------
          Synopsys, Inc./(a)/                      16,600      325,692
          ---------------------------------------------------------------
                                                             2,300,898
          ---------------------------------------------------------------

          ASSET MANAGEMENT & CUSTODY
           BANKS-3.70%
          Affiliated Managers Group, Inc./(a)/      5,675      384,425
          ---------------------------------------------------------------
          Investors Financial Services Corp./(b)/  18,800      939,624
          ---------------------------------------------------------------
          National Financial Partners Corp.        11,500      446,200
          ---------------------------------------------------------------
                                                             1,770,249
          ---------------------------------------------------------------

          AUTO PARTS & EQUIPMENT-0.42%
          Drew Industries Inc./(a)/                 5,600      202,552
          ---------------------------------------------------------------

          BIOTECHNOLOGY-5.70%
          Amylin Pharmaceuticals, Inc./(a)/        15,000      350,400
          ---------------------------------------------------------------
          Corgentech Inc./(a)/                     15,000      124,200
          ---------------------------------------------------------------
          CV Therapeutics, Inc./(a)/                8,500      195,500
          ---------------------------------------------------------------
          Digene Corp./(a)/                        14,500      379,175
          ---------------------------------------------------------------
          Eyetech Pharmaceuticals Inc./(a)/         9,000      409,500
          ---------------------------------------------------------------
          Incyte Corp./(a)/                        14,700      146,853
          ---------------------------------------------------------------
          Neurocrine Biosciences, Inc./(a)/         4,200      207,060
          ---------------------------------------------------------------
          OSI Pharmaceuticals, Inc./(a)(b)/         4,600      344,310
          ---------------------------------------------------------------
          QLT Inc. (Canada)/(a)/                   23,700      381,096
          ---------------------------------------------------------------
          Rigel Pharmaceuticals, Inc./(a)/          7,600      185,592
          ---------------------------------------------------------------
                                                             2,723,686
          ---------------------------------------------------------------

          BROADCASTING & CABLE TV-1.13%
          Radio One, Inc.-Class D/(a)/             33,500      540,020
          ---------------------------------------------------------------

          CASINOS & GAMING-1.01%
          Multimedia Games, Inc./(a)(b)/           18,900      297,864
          ---------------------------------------------------------------
          Scientific Games Corp.-Class A/(a)/       7,800      185,952
          ---------------------------------------------------------------
                                                               483,816
          ---------------------------------------------------------------

                                                           MARKET
                                                 SHARES    VALUE
           ---------------------------------------------------------

           CATALOG RETAIL-0.63%
           Insight Enterprises, Inc./(a)/        14,700 $    301,644
           ---------------------------------------------------------

           COMMUNICATIONS EQUIPMENT-1.14%
           ADTRAN, Inc.                          18,000      344,520
           ---------------------------------------------------------
           Sierra Wireless (Canada)/(a)/         11,400      201,552
           ---------------------------------------------------------
                                                             546,072
           ---------------------------------------------------------

           COMPUTER STORAGE & PERIPHERALS-1.42%
           Applied Films Corp./(a)/              15,000      323,400
           ---------------------------------------------------------
           Avid Technology, Inc./(a)/             3,100      191,425
           ---------------------------------------------------------
           Electronics for Imaging, Inc./(a)/     9,400      163,654
           ---------------------------------------------------------
                                                             678,479
           ---------------------------------------------------------

           CONSTRUCTION & ENGINEERING-0.71%
           Perini Corp./(a)/                     20,300      338,807
           ---------------------------------------------------------

           CONSTRUCTION & FARM MACHINERY & HEAVY
            TRUCKS-2.29%
           Joy Global Inc./(b)/                   5,700      247,551
           ---------------------------------------------------------
           Oshkosh Truck Corp.                    5,600      382,928
           ---------------------------------------------------------
           Wabash National Corp./(a)/            17,200      463,196
           ---------------------------------------------------------
                                                           1,093,675
           ---------------------------------------------------------

           CONSUMER FINANCE-1.27%
           ACE Cash Express, Inc./(a)/            9,600      284,736
           ---------------------------------------------------------
           Advanta Corp.-Class B                 13,200      320,364
           ---------------------------------------------------------
                                                             605,100
           ---------------------------------------------------------

           DATA PROCESSING & OUTSOURCED
            SERVICES-1.22%
           Ceridian Corp./(a)/                   32,000      584,960
           ---------------------------------------------------------

           DISTRIBUTORS-0.42%
           Source Interlink Cos., Inc./(a)/      15,200      201,856
           ---------------------------------------------------------

           DIVERSIFIED COMMERCIAL SERVICES-2.42%
           G & K Services, Inc.-Class A           9,500      412,490
           ---------------------------------------------------------
           Jackson Hewitt Tax Service Inc.       11,600      292,900
           ---------------------------------------------------------
           Navigant Consulting, Inc./(a)/         9,400      250,040
           ---------------------------------------------------------
           Standard Parking Corp./(a)/           13,100      200,430
           ---------------------------------------------------------
                                                           1,155,860
           ---------------------------------------------------------

           ELECTRICAL COMPONENTS &
            EQUIPMENT-2.57%
           EnerSys/(a)/                          40,500      617,625
           ---------------------------------------------------------
           LSI Industries Inc.                   22,200      254,190
           ---------------------------------------------------------
           Ultralife Batteries, Inc./(a)/        18,400      357,880
           ---------------------------------------------------------
                                                           1,229,695
           ---------------------------------------------------------

           ELECTRONIC EQUIPMENT
            MANUFACTURERS-3.42%
           Aeroflex Inc./(a)/                    45,320      549,278
           ---------------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                                 MARKET
                                                       SHARES    VALUE
     ---------------------------------------------------------------------

     ELECTRONIC EQUIPMENT MANUFACTURERS-
      (Continued)
     Lipman Electronic Engineering Ltd. (Israel)       11,900 $    332,010
     ---------------------------------------------------------------------
     Measurement Specialties, Inc./(a)/                 9,900      252,054
     ---------------------------------------------------------------------
     Photon Dynamics, Inc./(a)/                        20,700      502,596
     ---------------------------------------------------------------------
                                                                 1,635,938
     ---------------------------------------------------------------------

     ELECTRONIC MANUFACTURING SERVICES-0.53%
     Staktek Holdings Inc./(a)/                        54,800      254,272
     ---------------------------------------------------------------------

     EMPLOYMENT SERVICES-2.03%
     Heidrick & Struggles International, Inc./(a)/      7,600      260,452
     ---------------------------------------------------------------------
     Labor Ready, Inc./(a)/                            26,300      444,996
     ---------------------------------------------------------------------
     Resources Connection, Inc./(a)(b)/                 4,900      266,119
     ---------------------------------------------------------------------
                                                                   971,567
     ---------------------------------------------------------------------

     ENVIRONMENTAL SERVICES-0.90%
     Stericycle, Inc./(a)/                              9,400      431,930
     ---------------------------------------------------------------------

     HEALTH CARE EQUIPMENT-3.05%
     Adeza Biomedical Corp./(a)/                       13,100      229,905
     ---------------------------------------------------------------------
     Cytyc Corp./(a)/                                  10,600      292,242
     ---------------------------------------------------------------------
     IntraLase Corp./(a)/                              12,600      295,848
     ---------------------------------------------------------------------
     Kyphon Inc./(a)/                                   7,500      193,200
     ---------------------------------------------------------------------
     PerkinElmer, Inc.                                 10,800      242,892
     ---------------------------------------------------------------------
     Wright Medical Group, Inc./(a)/                    7,100      202,350
     ---------------------------------------------------------------------
                                                                 1,456,437
     ---------------------------------------------------------------------

     HEALTH CARE FACILITIES-3.08%
     Community Health Systems Inc./(a)/                16,900      471,172
     ---------------------------------------------------------------------
     Kindred Healthcare, Inc./(a)/                     14,500      434,275
     ---------------------------------------------------------------------
     Triad Hospitals, Inc./(a)/                        10,200      379,542
     ---------------------------------------------------------------------
     United Surgical Partners International, Inc./(a)/  4,500      187,650
     ---------------------------------------------------------------------
                                                                 1,472,639
     ---------------------------------------------------------------------

     HEALTH CARE SERVICES-3.41%
     Accredo Health, Inc./(a)/                         13,200      365,904
     ---------------------------------------------------------------------
     Advisory Board Co. (The)/(a)/                      4,900      180,712
     ---------------------------------------------------------------------
     DaVita, Inc./(a)/                                  9,900      391,347
     ---------------------------------------------------------------------
     Gentiva Health Services, Inc./(a)/                13,300      222,376
     ---------------------------------------------------------------------
     HealthExtras, Inc./(a)/                           28,900      471,070
     ---------------------------------------------------------------------
                                                                 1,631,409
     ---------------------------------------------------------------------

     HEALTH CARE SUPPLIES-0.65%
     Advanced Medical Optics, Inc./(a)/                 7,600      312,664
     ---------------------------------------------------------------------

     HOTELS, RESORTS & CRUISE LINES-0.63%
     La Quinta Corp./(a)/                              33,300      302,697
     ---------------------------------------------------------------------

     HOUSEHOLD APPLIANCES-1.30%
     Blount International, Inc./(a)/                   35,800      623,636
     ---------------------------------------------------------------------

     HOUSEWARES & SPECIALTIES-1.00%
     Jarden Corp./(a)/                                 11,000      477,840
     ---------------------------------------------------------------------

                                                            MARKET
                                                  SHARES    VALUE
          -----------------------------------------------------------

          INDUSTRIAL GASES-0.84%
          Airgas, Inc.                            15,200 $    402,952
          -----------------------------------------------------------

          INDUSTRIAL MACHINERY-0.94%
          Wolverine Tube, Inc./(a)/                1,000       12,910
          -----------------------------------------------------------
          Columbus McKinnon Corp./(a)/            23,300      202,011
          -----------------------------------------------------------
          Nordson Corp.                            5,900      236,413
          -----------------------------------------------------------
                                                              451,334
          -----------------------------------------------------------

          INTERNET SOFTWARE & SERVICES-2.10%
          Akamai Technologies, Inc./(a)/          22,500      293,175
          -----------------------------------------------------------
          CyberSource Corp./(a)/                  24,700      176,605
          -----------------------------------------------------------
          Digital Insight Corp./(a)/              11,600      213,440
          -----------------------------------------------------------
          Digitas Inc./(a)/                       33,800      322,790
          -----------------------------------------------------------
                                                            1,006,010
          -----------------------------------------------------------

          INVESTMENT BANKING & BROKERAGE-0.70%
          Knight Trading Group, Inc.-Class A/(a)/ 30,600      335,070
          -----------------------------------------------------------

          IT CONSULTING & OTHER SERVICES-1.70%
          MPS Group, Inc./(a)/                    18,800      230,488
          -----------------------------------------------------------
          Tier Technologies, Inc.-Class B/(a)/     4,800       44,400
          -----------------------------------------------------------
          TNS Inc./(a)/                           24,500      535,325
          -----------------------------------------------------------
                                                              810,213
          -----------------------------------------------------------

          LEISURE FACILITIES-0.93%
          Speedway Motorsports, Inc.              11,300      442,734
          -----------------------------------------------------------

          OIL & GAS DRILLING-1.51%
          Pride International, Inc./(a)/           6,900      141,726
          -----------------------------------------------------------
          Rowan Cos., Inc./(a)/                   22,400      580,160
          -----------------------------------------------------------
                                                              721,886
          -----------------------------------------------------------

          OIL & GAS EQUIPMENT & SERVICES-1.99%
          Cooper Cameron Corp./(a)/                9,500      511,195
          -----------------------------------------------------------
          Lone Star Technologies, Inc./(a)/       13,100      438,326
          -----------------------------------------------------------
                                                              949,521
          -----------------------------------------------------------

          OIL & GAS EXPLORATION &
           PRODUCTION-0.71%
          Spinnaker Exploration Co./(a)/           9,700      340,179
          -----------------------------------------------------------

          PAPER PRODUCTS-1.72%
          Sappi Ltd.-ADR (South Africa)           22,300      323,350
          -----------------------------------------------------------
          Bowater Inc.                            11,300      496,861
          -----------------------------------------------------------
                                                              820,211
          -----------------------------------------------------------

          PERSONAL PRODUCTS-0.42%
          USANA Health Sciences, Inc./(a)/         5,800      198,360
          -----------------------------------------------------------

          PHARMACEUTICALS-4.64%
          AtheroGenics, Inc./(a)/                  5,300      124,868
          -----------------------------------------------------------
          Bone Care International, Inc./(a)/      10,500      292,425
          -----------------------------------------------------------
          Endo Pharmaceuticals Holdings Inc./(a)/ 14,200      298,484
          -----------------------------------------------------------
          Eon Labs, Inc./(a)(b)/                  13,900      375,300
          -----------------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                                     MARKET
                                                           SHARES    VALUE
 --------------------------------------------------------------------------------

 PHARMACEUTICALS-(Continued)
 Impax Laboratories, Inc./(a)(b)/                          14,700 $    233,436
 --------------------------------------------------------------------------------
 MGI Pharma, Inc./(a)/                                     14,700      411,747
 --------------------------------------------------------------------------------
 Salix Pharmaceuticals, Ltd./(a)/                          13,400      235,706
 --------------------------------------------------------------------------------
 Valeant Pharmaceuticals International                      9,300      245,055
 --------------------------------------------------------------------------------
                                                                     2,217,021
 --------------------------------------------------------------------------------

 PROPERTY & CASUALTY INSURANCE-0.81%
 United National Group, Ltd.-Class A (Cayman Islands)/(a)/ 20,700      385,434
 --------------------------------------------------------------------------------

 REAL ESTATE MANAGEMENT &
  DEVELOPMENT-0.66%
 CB Richard Ellis Group, Inc.-Class A/(a)/                  9,400      315,370
 --------------------------------------------------------------------------------

 REINSURANCE-0.50%
 Max Re Capital Ltd. (Bermuda)                             11,300      241,029
 --------------------------------------------------------------------------------

 RESTAURANTS-2.17%
 Brinker International, Inc./(a)/                          16,900      592,683
 --------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                        17,000      443,360
 --------------------------------------------------------------------------------
                                                                     1,036,043
 --------------------------------------------------------------------------------

 SEMICONDUCTOR EQUIPMENT-2.49%
 August Technology Corp./(a)/                              36,900      388,557
 --------------------------------------------------------------------------------
 Cascade Microtech, Inc./(a)/                              19,000      254,980
 --------------------------------------------------------------------------------
 MKS Instruments, Inc./(a)/                                22,600      419,230
 --------------------------------------------------------------------------------
 Rudolph Technologies, Inc./(a)/                            7,500      128,775
 --------------------------------------------------------------------------------
                                                                     1,191,542
 --------------------------------------------------------------------------------

 SEMICONDUCTORS-2.30%
 AMIS Holdings, Inc./(a)/                                  18,900      312,228
 --------------------------------------------------------------------------------
 Integrated Silicon Solution, Inc./(a)/                    37,200      305,040
 --------------------------------------------------------------------------------
 Intersil Corp.-Class A                                    11,400      190,836
 --------------------------------------------------------------------------------
 Silicon Laboratories Inc./(a)/                             5,300      187,143
 --------------------------------------------------------------------------------
 Zoran Corp.(a)                                             9,100      105,378
 --------------------------------------------------------------------------------
                                                                     1,100,625
 --------------------------------------------------------------------------------

 SPECIALIZED FINANCE-1.94%
 eSPEED, Inc.-Class A/(a)/                                 26,800      331,516
 --------------------------------------------------------------------------------
 Marlin Business Services Inc./(a)/                        13,200      250,800
 --------------------------------------------------------------------------------
 Primus Guaranty, Ltd. (Bermuda)/(a)/                      21,100      345,829
 --------------------------------------------------------------------------------
                                                                       928,145
 --------------------------------------------------------------------------------

                                                                   MARKET
                                                       SHARES      VALUE
  -----------------------------------------------------------------------------

  SPECIALTY CHEMICALS-0.92%
  Nalco Holding Co./(a)/                                 22,500 $    439,200
  -----------------------------------------------------------------------------

  SPECIALTY STORES-2.70%
  Bombay Co., Inc. (The)/(a)/                            18,000       99,540
  -----------------------------------------------------------------------------
  Gander Mountain Co./(a)(c)/                            15,000      192,450
  -----------------------------------------------------------------------------
  Linens 'n Things, Inc./(a)/                            18,800      466,240
  -----------------------------------------------------------------------------
  OfficeMax Inc.                                         16,900      530,322
  -----------------------------------------------------------------------------
                                                                   1,288,552
  -----------------------------------------------------------------------------

  TECHNOLOGY DISTRIBUTORS-0.26%
  PC Connection, Inc./(a)/                               12,900      122,808
  -----------------------------------------------------------------------------

  TRADING COMPANIES & DISTRIBUTORS-0.74%
  Watsco, Inc.                                           10,100      355,722
  -----------------------------------------------------------------------------

  TRUCKING-1.14%
  Sirva Inc./(a)/                                        28,300      543,926
  -----------------------------------------------------------------------------
      Total Common Stocks & Other Equity Interests
       (Cost $36,559,490)                                         41,611,575
  -----------------------------------------------------------------------------
  MONEY MARKET FUNDS-13.27%
  Premier Portfolio (Cost $6,346,809)/(d)(e)/         6,346,809    6,346,809
  -----------------------------------------------------------------------------
  TOTAL INVESTMENTS-100.30%
   (excluding investments purchased with cash
   collateral from securities loaned)
   (Cost $42,906,299)                                             47,958,384
  -----------------------------------------------------------------------------
  INVESTMENTS PURCHASED WITH CASH
   COLLATERAL FROM SECURITIES LOANED

  MONEY MARKET FUNDS-0.34%
  Premier Portfolio/(d)(e)(f)/                          163,764      163,764
  -----------------------------------------------------------------------------
      Total Money Market Funds
       (purchased with cash collateral from
       securities loaned)
       (Cost $163,764)                                               163,764
  -----------------------------------------------------------------------------
  TOTAL INVESTMENTS-100.64% (Cost $43,070,063)                    48,122,148
  -----------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(0.64%)                             (306,204)
  -----------------------------------------------------------------------------
  NET ASSETS-100.00%                                            $ 47,815,944
  -----------------------------------------------------------------------------

Investment Abbreviations:
ADR - AmericanDepositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1G and Note 8.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

                      AIM V.I. SMALL COMPANY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
Investments, at market value (cost $36,559,490)*                      $41,611,575
----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $6,510,573)          6,510,573
----------------------------------------------------------------------------------
    Total investments (cost $43,070,063)                               48,122,148
----------------------------------------------------------------------------------
Cash                                                                       25,136
----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        230,307
----------------------------------------------------------------------------------
  Fund shares sold                                                            848
----------------------------------------------------------------------------------
  Dividends                                                                17,202
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           5,686
----------------------------------------------------------------------------------
    Total assets                                                       48,401,327
----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                   117,413
----------------------------------------------------------------------------------
  Fund shares reacquired                                                  113,962
----------------------------------------------------------------------------------
  Options written, at market value (premiums received $51,840)             70,203
----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        6,277
----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                             163,764
----------------------------------------------------------------------------------
Accrued administrative services fees                                       66,210
----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                             4
----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 1,325
----------------------------------------------------------------------------------
Accrued operating expenses                                                 46,225
----------------------------------------------------------------------------------
    Total liabilities                                                     585,383
----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $47,815,944
----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $48,143,649
----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                (66,907)
----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 option contracts                                                      (5,294,520)
----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and option contracts   5,033,722
----------------------------------------------------------------------------------
                                                                      $47,815,944
----------------------------------------------------------------------------------

NET ASSETS:
Series I                                                              $47,804,472
----------------------------------------------------------------------------------
Series II                                                             $    11,472
----------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                3,101,915
----------------------------------------------------------------------------------
Series II                                                                     745
----------------------------------------------------------------------------------
Series I:
  Net asset value per share                                           $     15.41
----------------------------------------------------------------------------------
Series II:
  Net asset value per share                                           $     15.40
----------------------------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $109,517 were on loan to brokers.

Statement of Operations
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $151)                 $    83,272
-------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities
 lending income of $8,073**)                                            61,012
-------------------------------------------------------------------------------
    Total investment income                                            144,284
-------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                          338,067
-------------------------------------------------------------------------------
Administrative services fees                                           146,880
-------------------------------------------------------------------------------
Custodian fees                                                          27,499
-------------------------------------------------------------------------------
Distribution fees-Series II                                                 17
-------------------------------------------------------------------------------
Transfer agent fees                                                      7,112
-------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                  11,877
-------------------------------------------------------------------------------
Reports to shareholders                                                 36,404
-------------------------------------------------------------------------------
Professional fees                                                       39,024
-------------------------------------------------------------------------------
Other                                                                    4,270
-------------------------------------------------------------------------------
    Total expenses                                                     611,150
-------------------------------------------------------------------------------
Less:Fees waived                                                       (34,268)
-------------------------------------------------------------------------------
    Net expenses                                                       576,882
-------------------------------------------------------------------------------
Net investment income (loss)                                          (432,598)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES AND OPTION CONTRACTS:
Net realized gain from:
  Investment securities                                              8,758,986
-------------------------------------------------------------------------------
  Option contracts written                                              22,188
-------------------------------------------------------------------------------
                                                                     8,781,174
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (2,297,791)
-------------------------------------------------------------------------------
  Option contracts written                                             (18,363)
-------------------------------------------------------------------------------
                                                                    (2,316,154)
-------------------------------------------------------------------------------
Net gain from investment securities and option contracts             6,465,020
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 6,032,422
-------------------------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                      AIM V.I. SMALL COMPANY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and 2003

                                                                                                         2004         2003
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                                                        $  (432,598) $  (302,034)
------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and option contracts                                     8,781,174    4,832,717
------------------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities and option contracts   (2,316,154)   7,332,784
------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                                6,032,422   11,863,467
------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                                             (7,824,302)   4,743,889
------------------------------------------------------------------------------------------------------------------------------
 Series II                                                                                                10,000           --
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                            (7,814,302)   4,743,889
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                                              (1,781,880)  16,607,356
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of year                                                                                    49,597,824   32,990,468
------------------------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of $(66,907) and $(1,955),
   respectively)                                                                                     $47,815,944  $49,597,824
------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Company Growth Fund, formerly INVESCO VIF-Small Company Growth Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                      AIM V.I. SMALL COMPANY GROWTH FUND

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to

                      AIM V.I. SMALL COMPANY GROWTH FUND
   any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $214,055. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $124,012. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $34,261.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $99,756, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $47,124, of which IFG retained $5,786 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $7,112.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sale commenced) through December 31, 2004, the Series II shares paid $10 after AIM Distributors waived Plan fees of $7.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.

                      AIM V.I. SMALL COMPANY GROWTH FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $3,015,849  $36,958,606 $(33,627,646)      $ --       $6,346,809  $52,939     $ --
---------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04   INCOME*  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $  532,875  $19,183,018 $(19,552,129)      $ --       $  163,764  $ 8,073     $ --
---------------------------------------------------------------------------------------------------------
Total              $3,548,724  $56,141,624 $(53,179,775)      $ --       $6,510,573  $61,012     $ --
---------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $1,530,394 and $1,074,414, respectively.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,885 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                      AIM V.I. SMALL COMPANY GROWTH FUND

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2004, securities with an aggregate value of $109,517 were on loan to brokers. The loans were secured by cash collateral of $163,764 received by the Fund and subsequently invested in an affiliated money market fund. On January 3, 2005, the Fund returned cash collateral of $48,528 for previously loaned securities which were returned to the Fund by the borrower on December 31, 2004. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $8,073 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                        TRANSACTIONS DURING THE PERIOD
                     ---------------------------------------
                                       CALL OPTION CONTRACTS
                     -                 --------------------
                                       NUMBER OF  PREMIUMS
                                       CONTRACTS  RECEIVED
                     -                 ---------  --------
                     Beginning of year     --     $     --
                     ---------------------------------------
                     Written              766       83,873
                     ---------------------------------------
                     Closed               (26)     (15,132)
                     ---------------------------------------
                     Exercised            (33)      (5,360)
                     ---------------------------------------
                     Expired             (186)     (11,541)
                     ---------------------------------------
                     End of year          521     $ 51,840
                     ---------------------------------------

                                  OPEN OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------
                                                                                          UNREALIZED
                                   CONTRACT STRIKE NUMBER OF PREMIUMS DECEMBER 31, 2004  APPRECIATION
                                    MONTH   PRICE  CONTRACTS RECEIVED   MARKET VALUE    (DEPRECIATION)
-                                  -------- ------ --------- -------- ----------------- --------------

CALLS
Altiris, Inc.                       Feb-05  $35.0      75    $10,449       $18,937         $ (8,488)
------------------------------------------------------------------------------------------------------
Eon Labs, Inc.                      Jan-05   30.0      47      3,345           705            2,640
------------------------------------------------------------------------------------------------------
Impax Laboratories, Inc.            Feb-05   17.5      73      3,537         3,833             (296)
------------------------------------------------------------------------------------------------------
Investors Financial Services Corp.  Feb-05   50.0      75      7,650        16,500           (8,850)
------------------------------------------------------------------------------------------------------
Joy Global Inc.                     Feb-05   45.0      43      6,048         5,913              135
------------------------------------------------------------------------------------------------------
Multimedia Games, Inc.              Feb-05   17.5     151      6,587         7,550             (963)
------------------------------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.           Feb-05   80.0      23      5,975         7,245           (1,270)
------------------------------------------------------------------------------------------------------
Resources Connection, Inc.          Feb-05   55.0      34      8,249         9,520           (1,271)
------------------------------------------------------------------------------------------------------
Total outstanding options written                     521    $51,840       $70,203         $(18,363)
------------------------------------------------------------------------------------------------------

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               -------------------------------------------------
               Unrealized appreciation--investments $ 4,840,327
               -------------------------------------------------
               Temporary book/tax differences            (3,842)
               -------------------------------------------------
               Capital loss carryforward             (5,164,190)
               -------------------------------------------------
               Share of beneficial interest          48,143,649
               -------------------------------------------------
               Total net assets                     $47,815,944
               -------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written of $(18,363).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $8,325,157 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $5,164,190
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $82,441,761 and $94,623,379, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $5,239,673
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (380,983)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $4,858,690
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $43,263,458.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating loss, passive foreign investment companies sale and non-deductible reorganization expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $367,646, undistributed net realized gain (loss) decreased by $33,927 and shares of beneficial interest decreased by $333,719. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                      CHANGES IN SHARES OUTSTANDING/(a)/
     ---------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                       --------------------------------------------------
                                 2004                      2003
                       ------------------------  ------------------------
                         SHARES       AMOUNT       SHARES       AMOUNT
     ---------------------------------------------------------------------
     Sold:
       Series I           797,111  $ 10,996,485   3,309,670  $ 37,027,890
     ---------------------------------------------------------------------
       Series II/(b)/         745        10,000          --            --
     ---------------------------------------------------------------------
     Reacquired:
       Series I/(b)/   (1,362,554)  (18,820,787) (2,897,138)  (32,284,001)
     ---------------------------------------------------------------------
                         (564,698) $ (7,814,302)    412,532  $  4,743,889
     ---------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 86% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

                      AIM V.I. SMALL COMPANY GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                SERIES I
                                                                   ----------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------
                                                                        2004        2003        2002          2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 13.52        $ 10.14   $ 14.72       $ 18.07
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.14)         (0.08)    (0.00)/(a)/   (0.00)/(a)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.03           3.46     (4.58)        (3.35)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.89           3.38     (4.58)        (3.35)
------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --             --        --            --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 15.41        $ 13.52   $ 10.14       $ 14.72
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    13.98%         33.33%   (31.11)%      (18.54)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $47,804        $49,598   $32,990       $39,211
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.28%/(c)/     1.25%     1.25%         1.25%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.36%/(c)/     1.30%     1.31%         1.29%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.96)%/(c)/   (0.75)%   (0.87)%       (0.48)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                198%           133%       95%           88%
------------------------------------------------------------------------------------------------------------------------

                                                                   --------

                                                                   --------
                                                                       2000
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 22.01
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.00)/(a)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (3.35)
--------------------------------------------------------------------------------
    Total from investment operations                                 (3.35)
--------------------------------------------------------------------------------
Less distributions from net realized gains                           (0.59)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.07
--------------------------------------------------------------------------------
Total return/(b)/                                                   (14.98)%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $24,765
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.37%
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.43%
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.64)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                155%
--------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09), $(0.06) and $(0.08) for the years ended December 31, 2002, 2001 and 2000, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $45,068,848.

                                                                           SERIES II
                                                                      --------------------
                                                                      APRIL 30, 2004 (DATE
                                                                       SALE COMMENCED) TO
                                                                       DECEMBER 31, 2004
------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $13.42
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                (0.10)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                       2.08
------------------------------------------------------------------------------------------
    Total from investment operations                                           1.98
------------------------------------------------------------------------------------------
Net asset value, end of period                                               $15.40
------------------------------------------------------------------------------------------
Total return/(a)/                                                             14.75%
------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $   11
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                               1.45%/(b)/
------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                            1.61%/(b)/
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                   (1.13)%/(b)/
------------------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                                    198%
------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,069. /(c)/Not annualized for periods less than one year.

                      AIM V.I. SMALL COMPANY GROWTH FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM

                      AIM V.I. SMALL COMPANY GROWTH FUND

Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                      AIM V.I. SMALL COMPANY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM V.I. Small Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Small Company Growth Fund, formerly known as INVESCO VIF-Small Company Growth Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 11, 2005
Houston, Texas

                      AIM V.I. SMALL COMPANY GROWTH FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of INVESCO VIF-Small Company Growth Fund (now known as AIM V.I. Small Company Growth Fund), ("Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), (now known as AIM Variable Insurance Funds), a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board of INVESCO Variable Investment Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James
     T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack
     M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

The results of the voting on the above matters were as follows:

                                                    WITHHOLDING
                     TRUSTEES/MATTER     VOTES FOR   AUTHORITY
                -----------------------------------------------
                (1)* Bob R. Baker....... 93,545,754  4,458,528
                     Frank S. Bayley.... 93,653,161  4,351,121
                     James T. Bunch..... 93,688,828  4,315,454
                     Bruce L. Crockett.. 93,737,421  4,266,861
                     Albert R. Dowden... 93,716,317  4,287,965
                     Edward K. Dunn, Jr. 93,623,043  4,381,239
                     Jack M. Fields..... 93,746,928  4,257,354
                     Carl Frischling.... 93,654,819  4,349,463
                     Robert H. Graham... 93,716,756  4,287,526
                     Gerald J. Lewis.... 93,594,018  4,410,264
                     Prema Mathai-Davis. 93,482,582  4,521,700
                     Lewis F. Pennock... 93,664,049  4,340,233
                     Ruth H. Quigley.... 93,518,516  4,485,766
                     Louis S. Sklar..... 93,623,163  4,381,119
                     Larry Soll, Ph.D... 93,521,612  4,482,670
                     Mark H. Williamson. 93,642,072  4,362,210

                                                         VOTES    WITHHELD/
        MATTER                              VOTES FOR   AGAINST  ABSTENTIONS
   -------------------------------------------------------------------------
   (2)  Approval of a new Investment
        Advisory Agreement with A I M
        Advisors, Inc......................  2,872,827     8,680     19,492
   (3)  Approval of a new Sub-Advisory
        Agreement between A I M Advisors,
        Inc. and INVESCO Institutional
        (N.A.), Inc........................  2,866,110    16,076     18,813
   (4)* Approval of an Agreement and Plan
        of Reorganization to redomesticate
        each series portfolio of Company
        as a new series portfolio of AIM
        Variable Insurance Funds, an
        existing Delaware statutory trust.. 88,123,016 3,299,467  6,581,799

 * Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Insurance Funds, Inc.

                      AIM V.I. SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS
As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                    OTHER
                                                                                                    DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND                   TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    HELD BY
POSITION(S) HELD WITH THE TRUST           OR OFFICER SINCE YEARS                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------
  Interested Persons
------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946             1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair and President                        Group Inc. (financial services holding
                                                           company); Director and Vice Chairman,
                                                           AMVESCAP PLC and Chairman, AMVESCAP
                                                           PLC -- AIM Division (parent of AIM and
                                                           a global investment management firm)

                                                           Formerly: President and Chief Executive
                                                           Officer, A I M Management Group Inc.;
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director and Chairman, A I M
                                                           Capital Management, Inc. (registered
                                                           investment advisor), A I M
                                                           Distributors, Inc. (registered broker
                                                           dealer), AIM Investment Services, Inc.,
                                                           (registered transfer agent), and Fund
                                                           Management Company (registered broker
                                                           dealer); and Chief Executive Officer,
                                                           AMVESCAP PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951 Trustee   2003             Director, President and Chief Executive  None
  and Executive Vice President                             Officer, A I M Management Group Inc.
                                                           (financial services holding company);
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director, A I M Capital
                                                           Management, Inc. (registered investment
                                                           advisor) and A I M Distributors, Inc.
                                                           (registered broker dealer); Director
                                                           and Chairman, AIM Investment Services,
                                                           Inc. (registered transfer agent), Fund
                                                           Management Company (registered broker
                                                           dealer) and INVESCO Distributors Inc.
                                                           (registered broker dealer); and Chief
                                                           Executive Officer, AMVESCAP PLC -- AIM
                                                           Division (parent of AIM and a global
                                                           investment management firm)

                                                           Formerly: Director, Chairman, President
                                                           and Chief Executive Officer, INVESCO
                                                           Funds Group, Inc.; President and Chief
                                                           Executive Officer, INVESCO
                                                           Distributors, Inc.; Chief Executive
                                                           Officer, AMVESCAP PLC -- Managed
                                                           Products; Chairman and Chief Executive
                                                           Officer of NationsBanc Advisors, Inc.;
                                                           and Chairman of NationsBanc
                                                           Investments, Inc.
------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett/3/ -- 1944            1993             Chairman, Crockett Technology            ACE Limited
  Trustee and Chair                                        Associates (technology consulting        (insurance
                                                           company)                                 company); and
                                                                                                    Captaris, Inc.
                                                                                                    (unified messaging
                                                                                                    provider)
------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                    2004             Retired                                  None
  Trustee
                                                           Formerly: President and Chief Executive
                                                           Officer, AMC Cancer Research Center;
                                                           and Chairman and Chief Executive
                                                           Officer, First Columbia Financial
                                                           Corporation
------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939                 2001             Retired                                  Badgley Funds, Inc.
  Trustee                                                                                           (registered
                                                           Formerly: Partner, law firm of Baker &   investment
                                                           McKenzie                                 company)
------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942                  2004             Co-President and Founder, Green,         None
  Trustee                                                  Manning & Bunch Ltd., (investment
                                                           banking firm); and Director, Policy
                                                           Studies, Inc. and Van Gilder Insurance
                                                           Corporation
------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941                2000             Director of a number of public and       Cortland Trust, Inc.
  Trustee                                                  private business corporations,           (Chairman)
                                                           including the Boss Group Ltd. (private   (registered
                                                           investment and management) and Magellan  investment
                                                           Insurance Company                        company); Annuity
                                                                                                    and Life Re
                                                           Formerly: Director, President and Chief  (Holdings), Ltd.
                                                           Executive Officer, Volvo Group North     (insurance
                                                           America, Inc.; Senior Vice President,    company)
                                                           AB Volvo; and director of various
                                                           affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935             1998             Retired                                  None
  Trustee
                                                           Formerly: Chairman, Mercantile Mortgage
                                                           Corp.; President and Chief Operating
                                                           Officer, Mercantile-Safe Deposit &
                                                           Trust Co.; and President, Mercantile
                                                           Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952                  1997             Chief Executive Officer, Twenty First    Administaff, and
  Trustee                                                  Century Group, Inc. (government affairs  Discovery Global
                                                           company) and Texana Timber LP            Education Fund
                                                           (sustainable forestry company)           (non-profit)

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                      AIM V.I. SMALL COMPANY GROWTH FUND

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                 OTHER
NAME, YEAR OF BIRTH AND                TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc.
 Trustee                                                Naftalis and Frankel LLP                 (registered investment
                                                                                                 company)
------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2004             Chairman, Lawsuit Resolution Services    General Chemical Group,
 Trustee                                                (California)                             Inc.

                                                        Formerly: Associate Justice of the
                                                        California Court of Appeals
------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
------------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1993             Partner, law firm of Pennock & Cooper    None
 Trustee
------------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001             Retired                                  None
 Trustee
------------------------------------------------------------------------------------------------------------------------
 Louis S. Sklar/4/ -- 1939             1993             Executive Vice President, Development    None
 Trustee                                                and Operations Hines Interests Limited
                                                        Partnership (real estate development
                                                        company)
------------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2004             Retired                                  None
 Trustee
------------------------------------------------------------------------------------------------------------------------
Other Officers
------------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/5/ -- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and                              Group Inc. (financial services holding
 Chief Compliance Officer                               company); Senior Vice President and
                                                        Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; and Vice President,
                                                        AIM Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds.
------------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. (financial
                                                        services holding company) and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC and Vice President
                                                        A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1993             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc., and
                                                        Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                1993             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly, Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, AIM Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
------------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio
                                                        Manager, INVESCO Institutional (N.A.),
                                                        Inc.
------------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company; and Vice President,
                                                        A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Edgar M. Larsen/4/ -- 1940            1999             Executive Vice President, A I M          N/A
 Vice President                                         Management Group, Inc.; Senior Vice
                                                        President, A I M Advisors, Inc., and
                                                        President, Director of Investments,
                                                        Chief Executive Officer and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc. (See footnote (4)
                                                        below.)

                                                        Formerly: Director of AIM Advisors,
                                                        Inc. and A I M Management Group Inc.,
                                                        A I M Advisors, Inc.; and Director and
                                                        Chairman, A I M Capital Management, Inc.

--------------------------------------------------------------------------------
/4/ Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
/5/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.         A I M Advisors, Inc       A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                  11 Greenway Plaza         11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173     Suite 100                 Suite 100                     Suite 2900
                           Houston, TX 77046-1173    Houston, TX 77046-1173        Houston, TX 77002-5678

COUNSEL TO THE FUND        COUNSEL TO THE            TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP        INDEPENDENT TRUSTEES      AIM Investment Services, Inc. State Street Bank and Trust
3000 K N.W., Suite 500     Kramer, Levin, Naftalis & P.O. Box 4739                 Company
Washington D.C. 20007-5111 Frankel LLP               Houston, TX 77210-4739        225 Franklin Street
                           919 Third Avenue                                        Boston, MA 02110-2801
                           New York, NY 10022-3852

..

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                        AIM V.I. TECHNOLOGY FUND

                               Annual Report to Shareholders . December 31, 2004

                         EFFECTIVE OCTOBER 15, 2004, INVESCO VIF-TECHNOLOGY FUND
                                           WAS RENAMED AIM V.I. TECHNOLOGY FUND.

                       AIM V.I. TECHNOLOGY FUND seeks to provide capital growth.

          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
                                      12/31/04 AND IS BASED ON TOTAL NET ASSETS.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

                          [Your goals. Our solutions.]
                            - registered trademark -
                                                         [AIM Investments Logo]
                                                        - registered trademark -
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. TECHNOLOGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended December 31, 2004, AIM V.I. Technology Fund underperformed the S&P 500 Index, which represents the performance of the U.S. stock market. For the fund and for the S&P 500 Index, 2004 was the first year of positive back-to-back annual returns since 1999. While past performance cannot guarantee comparable future results, we were pleased to deliver positive returns to our shareholders.

================================================================================
FUND VS. INDEXES

Total returns, 12/31/03-12/31/04, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                                                            4.63%

Series II Shares                                                           4.21

S&P 500 Index (Broad Market Index)                                        10.87

Goldman Sachs Technology Composite
Index (Style-specific Index)                                               2.57

Lipper Science & Technology Fund Index
(Peer Group Index)                                                         4.11

Source: Lipper, Inc.
================================================================================

     The fund lagged the S&P 500 Index because of the general weakness in many technology stocks for most of the year. While the sector rallied in the fourth quarter, information technology was the second weakest-performing sector of the S&P 500 Index for all of 2004. While trailing the broad market, the fund outperformed its style-specific index and, more narrowly, its peer group index for the year. Solid stock selection, particularly in the computers and peripherals industry as well as the Internet software and services industry, helped fund performance.

HOW WE INVEST

In keeping with our investment philosophy and process, we look for attractively valued, well-managed companies in the information technology sector with the potential to deliver attractive returns. While we are permitted to invest in stocks of any market capitalization, we tend to focus on mid- and large-cap stocks to avoid liquidity problems that can be associated with some small-cap stocks.

     Within our universe of U.S. and international technology stocks, we seek to identify industries likely to benefit from strong fundamentals over the next 12 to 24 months. Within each of those industries, we look for individual companies with strong management and market-leading positions. Then we apply our proprietary valuation analysis--allowing us to compare a stock's current valuation to its historical valuations as well as the valuation of its competitors. Finally, we construct the fund's portfolio with the goal of holding 80 to 120 individual stocks. We normally try to invest 50% to 80% of the fund's assets in strategic, or core, holdings--market-leading companies we wish to hold for a longer-term investment horizon. We normally invest 20% to 50% of the fund's assets in tactical, or non-core, holdings--companies that we believe have compelling near-term appreciation potential.

     We may reduce or eliminate exposure to a stock when:
     . A more attractive investment opportunity is identified.
     . A company's fundamentals change (product failure, reduced pricing power, margin compression, etc.)
     . A company's earnings disappoint.
     . Management's strategic direction shifts or unfavorable changes occur.

MARKET CONDITIONS AND YOUR FUND

The economy showed signs of improvement during the fiscal year, as did the U.S. stock market, particularly in the fourth quarter of 2004. The S&P 500 Index rose 10.87% for the year, and 9.23% in the fourth quarter alone. Information technology stocks, as a group, lagged the performance of the broad U.S. stock market for all of 2004, but rallied in the fourth quarter. The information technology sector was the second weakest-performing sector of the S&P 500 Index, returning just 2.56% for the year. The Frank Russell Company, which compiles the Russell market indexes, reported that for 2004, mid-cap stocks outperformed small- and large-cap stocks, although each enjoyed double-digit returns. Also, value stocks generally outperformed growth stocks for the year.

     The fund benefited from solid stock selection, particularly in the computers and peripherals industry and the Internet software and services industry. Stocks in the computers and peripherals industry generally did well as investors anticipated a possible increase in capital spending by corporations. Many Internet software and services stocks did well as the build-out of e-commerce continued.

================================================================================

PORTFOLIO COMPOSITION
By industry

 1. Semiconductors                                                         18.7%
 2. Communications Equipment                                               14.2
 3. Systems Software                                                       13.3
 4. Computer Hardware                                                       7.9
 5. Internet Software & Services                                            7.4
 6. Computer Storage & Peripherals                                          5.8
 7. Application Software                                                    5.2
 8. Wireless Telecommunication Services                                     4.9
 9. Data Processing & Outsourced Services                                   3.9
    14 Other industries, each less than 3% of total net assets             17.3
    Money Market Funds Plus Other Assets Less Liabilities                   1.4
================================================================================

================================================================================

TOP 10 EQUITY HOLDINGS*

 1. Microsoft Corp.                                                         4.6%
 2. Yahoo! Inc.                                                             3.2
 3. Dell Inc.                                                               3.1
 4. Apple Computer, Inc.                                                    2.7
 5. Cisco Systems, Inc.                                                     2.6
 6. VeriSign, Inc.                                                          2.6
 7. eBay Inc.                                                               2.6
 8. EMC Corp.                                                               2.4
 9. Intel Corp.                                                             2.3
10. International Business Machines Corp.                                   2.1
================================================================================

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

* Excluding money market fund holdings.

AIM V.I. TECHNOLOGY FUND

     Apple Computer was a standout performer for the fund. Apple is one of only a few companies to make money from the music downloading trend. The company's iPod--registered trademark--digital music player has become the industry standard, and sales have remained strong. We liked Apple because of its market dominance and because we believed Apple's computer and accessory sales may improve given that the iPod has lured customers to the company's Web site and into its stores. We began to see early indications of this in the company's fourth-quarter earnings announcement. While Apple remains an important holding in the fund, we sold some of our holdings and took profits before the close of the fiscal year.

     VeriSign was another top-performing holding during the year. The company is a leading provider of network and Internet security software, and in June it acquired Jamba, a German mobile phone content provider and a leading provider of ring tones--a $4 billion market. We have long been impressed with VeriSign's management, and we believed the acquisition could boost VeriSign's revenues going forward. If anything, we underestimated the strength of this new market and the positive impact it has had on the company's cash flow and earnings. It provided a solid catalyst for strong performance by the stock. We do have some longer-term concerns about the longevity of this market, but momentum is strong at the moment. That said, we reduced our position somewhat and took some profits. As of the close of the fiscal year, VeriSign remained one of the fund's largest holdings.

     In contrast, the fund's semiconductor and semiconductor equipment stocks, as a group, were the biggest drag on fund performance. For much of 2004, we placed less emphasis on semiconductor stocks due to concerns about increased inventories and slowing earnings. During the third quarter, however, we increased our holdings in this industry because we believed that the market had factored lower earnings expectations into the prices of many chip stocks. This proved beneficial, as the industry had a solid trading move in the fourth quarter of 2004.

     Novell hindered fund performance during the fiscal year. Novell is attempting to transition its business to the "open" Linux operating system. The stock has under-performed recently as investors expressed disappointment that Linux is not being adopted as quickly as hoped. Novell's chairman and chief executive officer, while citing strong performance of the company's key growth initiatives, admitted in November that "fiscal year 2005 will be another rebuilding year for Novell." On that news, we eliminated our position in the stock and allocated it to more promising opportunities.

IN CLOSING

As 2004 ended, semiconductor demand seemed reasonably strong, and we expected inventories to be in line with the rate of demand growth sometime during the first half of 2005. At year-end, corporations generally had large amounts of cash on hand, available for information technology infrastructure investments, among other purposes. Spending on such infrastructure investments has been below historic levels for several years. As always, we thank you for your continuing investment in AIM V.I. Technology Fund.

The views and opinions expressed in Management's Discussion of Fund Performance are those of AIM Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but AIM Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

[KEITHLER PHOTO]

WILLIAM R. KEITHLER, Chartered Financial Analyst, senior portfolio manager, is lead portfolio manager of AIM V.I. Technology Fund (prior to 2004, INVESCO VIF-Technology Fund). He began his career in the investment industry in 1982 and joined INVESCO in 1986, where he managed several funds for the company until 1993. He rejoined INVESCO in 1998. Mr. Keithler has a B.A. from Webster College in St. Louis, and an MA in finance from the University of Wisconsin.

[ESPELIEN PHOTO]

MICHELLE ESPELIEN FENTON, Chartered Financial Analyst, portfolio manager, is a manager of AIM V.I. Technology Fund (prior to 2004, INVESCO VIF-Technology
Fund). She began her career in the investment industry in 1995. Before joining INVESCO in 1998, she worked as an equity analyst at another investment firm. She assumed her current duties in 2003. Ms. Fenton received her B.A. in finance from Montana State University.

Assisted by the Technology Team

                              [RIGHT ARROW GRAPHIC]

For further Information on your fund, its expenses and its long-term performance, please turn the page.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

     Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

     International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     Portfolio turnover is greater than that of most funds, which may affect performance.

AIM V.I. TECHNOLOGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the fund, you incur ongoing costs including management fees, distribution and/or service fees (12b-l) and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

================================================================================

                                                                          HYPOTHETICAL
                                           ACTUAL              (5% annual return before expenses)
                                ----------------------------   ----------------------------------
            Beginning Account   Ending Account     Expenses       Ending Account     Expenses
  Share           Value              Value       Paid During           Value       Paid During
  Class        (07/01/04)        (12/31/04)/1/    Period/2/         (12/31/04)      Period/2/
---------   -----------------   --------------   -----------      --------------   -----------
Series I        $1,000.00          $1,050.80        $5.98            $1,019.30        $5.89
Series II        1,000.00           1,049.20         7.26             1,018.05         7.15

/1/ The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to December 31, 2004 was 5.08% and 4.92% for Series I and II shares, respectively.

/2/ Expenses are equal to the fund's annualized expense ratio (1.16% and 1.41% for Series I and II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

================================================================================

AIM V.I. TECHNOLOGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04

Series I Shares
Inception (5/20/97)                                                        3.00%
   5 Years                                                               -19.63
   1 Year                                                                  4.63

Series II Shares
Inception                                                                  2.72%
   5 Years                                                               -19.86
   1 Year                                                                  4.21
================================================================================

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series I shares is 5/20/97. The inception date of the fund's Series II shares is 4/30/04. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/20/97-12/31/04 Index data from 5/31/97

                                [MOUNTAIN CHART]

          AIM V.I. Technology     Lipper Science and    S&P 500
 Date        Fund-Series I      Technology Fund Index    Index
-------   -------------------   ---------------------   -------
5/20/97          $10000                $                $
   5/97           10000                 10000            10000
   6/97           10000                 10093            10445
   9/97           12510                 12071            11227
  12/97           11479                 10202            11549
   3/98           13059                 11712            13159
   6/98           13680                 11983            13596
   9/98           11100                 10780            12247
  12/98           14429                 14990            14852
   3/99           17600                 16710            15592
   6/99           20499                 19090            16689
   9/99           22421                 20407            15649
  12/99           37367                 32067            17976
   3/00           47087                 39052            18388
   6/00           43214                 34928            17899
   9/00           44998                 34194            17726
  12/00           28620                 22359            16340
   3/01           16807                 15541            14404
   6/01           19419                 17416            15246
   9/01           11227                 11011            13009
  12/01           15505                 14595            14399
   3/02           14536                 13556            14439
   6/02           10207                  9827            12506
   9/02            7161                  7379            10346
  12/02            8240                  8555            11218
   3/03            8150                  8533            10865
   6/03            9824                 10479            12536
   9/03           10661                 11533            12868
  12/03           11971                 12946            14434
   3/04           11911                 13085            14678
   6/04           11920                 13014            14931
   9/04           10811                 11644            14652
  12/04          $12526                $13478           $16004

                                                            Source: Lipper, Inc.

================================================================================

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the fund directly. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.*

ABOUT INDEXES USED IN THIS REPORT

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index composed of companies involved in the technology industry. The index is rebalanced semiannually.

     The unmanaged Lipper Science and Technology Fund Index represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

* Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                MARKET
                                                     SHARES     VALUE
      -----------------------------------------------------------------------
      DOMESTIC COMMON STOCKS & OTHER
       EQUITY INTERESTS-84.93%

      APPLICATION SOFTWARE-1.96%
      Macromedia, Inc./(a)/                           49,900 $   1,552,888
      -----------------------------------------------------------------------
      NAVTEQ Corp./(a)/                               32,200     1,492,792
      -----------------------------------------------------------------------
      TIBCO Software Inc./(a)/                        67,100       895,114
      -----------------------------------------------------------------------
                                                                 3,940,794
      -----------------------------------------------------------------------

      BIOTECHNOLOGY-0.92%
      Biogen Idec Inc./(a)/                           21,200     1,412,132
      -----------------------------------------------------------------------
      Genentech, Inc./(a)/                             8,000       435,520
      -----------------------------------------------------------------------
                                                                 1,847,652
      -----------------------------------------------------------------------

      BROADCASTING & CABLE TV-1.18%
      Comcast Corp.-Class A/(a)/                      66,221     2,203,835
      -----------------------------------------------------------------------
      Liberty Media International, Inc.-Class A/(a)/   3,547       163,978
      -----------------------------------------------------------------------
                                                                 2,367,813
      -----------------------------------------------------------------------

      COMMUNICATIONS EQUIPMENT-11.20%
      Avaya Inc./(a)/                                220,470     3,792,084
      -----------------------------------------------------------------------
      Cisco Systems, Inc./(a)/                       271,200     5,234,160
      -----------------------------------------------------------------------
      Comverse Technology, Inc./(a)/                 121,360     2,967,252
      -----------------------------------------------------------------------
      Corning Inc./(a)/                              100,160     1,178,883
      -----------------------------------------------------------------------
      F5 Networks, Inc./(a)/                          19,900       969,528
      -----------------------------------------------------------------------
      Foundry Networks, Inc./(a)/                     38,500       506,660
      -----------------------------------------------------------------------
      Juniper Networks, Inc./(a)/                    108,471     2,949,326
      -----------------------------------------------------------------------
      Motorola, Inc.                                 137,030     2,356,916
      -----------------------------------------------------------------------
      QUALCOMM Inc.                                   59,880     2,538,912
      -----------------------------------------------------------------------
                                                                22,493,721
      -----------------------------------------------------------------------

      COMPUTER HARDWARE-7.92%
      Apple Computer, Inc./(a)/                       85,000     5,474,000
      -----------------------------------------------------------------------
      Dell Inc./(a)/                                 147,700     6,224,078
      -----------------------------------------------------------------------
      International Business Machines Corp.           41,800     4,120,644
      -----------------------------------------------------------------------
      Sun Microsystems, Inc./(a)/                     15,100        81,238
      -----------------------------------------------------------------------
                                                                15,899,960
      -----------------------------------------------------------------------

      COMPUTER STORAGE & PERIPHERALS-5.78%
      Avid Technology, Inc./(a)/                      16,400     1,012,700
      -----------------------------------------------------------------------
      EMC Corp./(a)/                                 316,600     4,707,842
      -----------------------------------------------------------------------
      Lexmark International, Inc.-Class A/(a)/        11,700       994,500
      -----------------------------------------------------------------------
      Network Appliance, Inc./(a)/                    82,600     2,743,972
      -----------------------------------------------------------------------
      QLogic Corp./(a)/                               19,300       708,889
      -----------------------------------------------------------------------
      Storage Technology Corp./(a)/                   45,500     1,438,255
      -----------------------------------------------------------------------
                                                                11,606,158
      -----------------------------------------------------------------------

      CONSTRUCTION & ENGINEERING-0.26%
      Dycom Industries, Inc./(a)/                     16,900       515,788
      -----------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
 --------------------------------------------------------------------------------

 DATA PROCESSING & OUTSOURCED
  SERVICES-3.87%
 Automatic Data Processing, Inc.                          53,400 $   2,368,290
 --------------------------------------------------------------------------------
 DST Systems, Inc./(a)/                                   40,400     2,105,648
 --------------------------------------------------------------------------------
 First Data Corp.                                         42,700     1,816,458
 --------------------------------------------------------------------------------
 Paychex, Inc.                                            43,600     1,485,888
 --------------------------------------------------------------------------------
                                                                     7,776,284
 --------------------------------------------------------------------------------

 ELECTRONIC EQUIPMENT
  MANUFACTURERS-0.43%
 Amphenol Corp.-Class A/(a)/                              23,500       863,390
 --------------------------------------------------------------------------------

 ELECTRONIC MANUFACTURING
  SERVICES-0.45%
 Trimble Navigation Ltd./(a)/                             27,200       898,688
 --------------------------------------------------------------------------------

 HEALTH CARE SERVICES-0.30%
 Quest Diagnostics Inc.                                    6,300       601,965
 --------------------------------------------------------------------------------

 INTEGRATED TELECOMMUNICATION
  SERVICES-1.66%
 SBC Communications Inc.                                  38,970     1,004,257
 --------------------------------------------------------------------------------
 Sprint Corp.                                             54,555     1,355,692
 --------------------------------------------------------------------------------
 Verizon Communications Inc.                              23,950       970,214
 --------------------------------------------------------------------------------
                                                                     3,330,163
 --------------------------------------------------------------------------------

 INTERNET RETAIL-2.54%
 eBay Inc./(a)/                                           43,940     5,109,343
 --------------------------------------------------------------------------------

 INTERNET SOFTWARE & SERVICES-7.41%
 CNET Networks, Inc./(a)/                                 34,900       391,927
 --------------------------------------------------------------------------------
 Google Inc.-Class A/(a)/                                  2,300       444,130
 --------------------------------------------------------------------------------
 InfoSpace, Inc./(a)/                                     20,500       974,775
 --------------------------------------------------------------------------------
 Openwave Systems Inc./(a)/                               47,000       726,620
 --------------------------------------------------------------------------------
 ValueClick, Inc./(a)/                                    61,100       814,463
 --------------------------------------------------------------------------------
 VeriSign, Inc./(a)/                                     155,150     5,200,628
 --------------------------------------------------------------------------------
 Yahoo! Inc./(a)/                                        167,860     6,324,965
 --------------------------------------------------------------------------------
                                                                    14,877,508
 --------------------------------------------------------------------------------

 IT CONSULTING & OTHER SERVICES-1.86%
 Cognizant Technology Solutions Corp.-Class A/(a)/        88,200     3,733,506
 --------------------------------------------------------------------------------

 MOVIES & ENTERTAINMENT-1.88%
 Time Warner Inc./(a)/                                   193,700     3,765,528
 --------------------------------------------------------------------------------

 OFFICE ELECTRONICS-1.08%
 Zebra Technologies Corp.-Class A/(a)/                    38,550     2,169,594
 --------------------------------------------------------------------------------

 OTHER DIVERSIFIED FINANCIAL
  SERVICES-0.32%
 BlueStream Ventures L.P. (Acquired 08/03/00-04/02/04;
  Cost $2,069,655)/(a)(b)(c)(d)(e)/                    2,193,750       651,765
 --------------------------------------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND

                                                                  MARKET
                                                       SHARES     VALUE
    ------------------------------------------------------------------------

    SEMICONDUCTOR EQUIPMENT-2.63%
    Applied Materials, Inc./(a)/                       116,400 $   1,990,440
    ------------------------------------------------------------------------
    KLA-Tencor Corp./(a)/                               27,800     1,294,924
    ------------------------------------------------------------------------
    Lam Research Corp./(a)/                             35,700     1,032,087
    ------------------------------------------------------------------------
    Novellus Systems, Inc./(a)/                         17,800       496,442
    ------------------------------------------------------------------------
    Teradyne, Inc./(a)/                                 28,000       477,960
    ------------------------------------------------------------------------
                                                                   5,291,853
    ------------------------------------------------------------------------

    SEMICONDUCTORS-15.67%
    Altera Corp./(a)/                                  145,400     3,009,780
    ------------------------------------------------------------------------
    Analog Devices, Inc.                                50,700     1,871,844
    ------------------------------------------------------------------------
    Broadcom Corp.-Class A/(a)/                         87,500     2,824,500
    ------------------------------------------------------------------------
    Fairchild Semiconductor International, Inc./(a)/    30,500       495,930
    ------------------------------------------------------------------------
    Freescale Semiconductor Inc.-Class A/(a)/           29,500       525,690
    ------------------------------------------------------------------------
    Freescale Semiconductor Inc.-Class B/(a)/           15,130       277,787
    ------------------------------------------------------------------------
    Intel Corp.                                        199,300     4,661,627
    ------------------------------------------------------------------------
    Linear Technology Corp.                             57,600     2,232,576
    ------------------------------------------------------------------------
    Maxim Integrated Products, Inc.                     59,500     2,522,205
    ------------------------------------------------------------------------
    Microchip Technology Inc.                           57,075     1,521,620
    ------------------------------------------------------------------------
    National Semiconductor Corp.                       101,800     1,827,310
    ------------------------------------------------------------------------
    PMC-Sierra, Inc./(a)/                              101,500     1,141,875
    ------------------------------------------------------------------------
    Semiconductor HOLDRS Trust                          29,800       994,128
    ------------------------------------------------------------------------
    Semtech Corp./(a)/                                  38,800       848,556
    ------------------------------------------------------------------------
    Texas Instruments Inc.                             166,770     4,105,877
    ------------------------------------------------------------------------
    Xilinx, Inc.                                        88,300     2,618,095
    ------------------------------------------------------------------------
                                                                  31,479,400
    ------------------------------------------------------------------------

    SYSTEMS SOFTWARE-12.01%
    Computer Associates International, Inc.             88,000     2,733,280
    ------------------------------------------------------------------------
    McAfee Inc./(a)/                                    76,100     2,201,573
    ------------------------------------------------------------------------
    Microsoft Corp.                                    347,800     9,289,738
    ------------------------------------------------------------------------
    Oracle Corp./(a)/                                  169,300     2,322,796
    ------------------------------------------------------------------------
    Symantec Corp./(a)/                                148,000     3,812,480
    ------------------------------------------------------------------------
    VERITAS Software Corp./(a)/                        132,000     3,768,600
    ------------------------------------------------------------------------
                                                                  24,128,467
    ------------------------------------------------------------------------

    TECHNOLOGY DISTRIBUTORS-0.87%
    CDW Corp.                                           26,300     1,745,005
    ------------------------------------------------------------------------

    WIRELESS TELECOMMUNICATION
     SERVICES-2.73%
    American Tower Corp.-Class A/(a)/                   44,300       815,120
    ------------------------------------------------------------------------
    Nextel Communications, Inc.-Class A/(a)/            58,500     1,755,000
    ------------------------------------------------------------------------
    Nextel Partners, Inc.-Class A/(a)/                 104,220     2,036,459
    ------------------------------------------------------------------------
    NII Holdings Inc./(a)/                              18,500       877,825
    ------------------------------------------------------------------------
                                                                   5,484,404
    ------------------------------------------------------------------------
        Total Domestic Common Stocks & Other Equity
         Interests
         (Cost $141,954,640)                                     170,578,749
    ------------------------------------------------------------------------

                                                                        MARKET
                                                            SHARES      VALUE
----------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-13.63%

BERMUDA-1.54%
Marvell Technology Group Ltd. (Semiconductors)/(a)/           87,500 $   3,103,625
----------------------------------------------------------------------------------

CANADA-2.15%
ATI Technologies Inc. (Semiconductors)/(a)/                   71,400     1,384,446
----------------------------------------------------------------------------------
Celestica Inc. (Electronic Manufacturing Services)/(a)/       57,200       807,092
----------------------------------------------------------------------------------
Cognos, Inc. (Application Software)/(a)/                      33,500     1,476,010
----------------------------------------------------------------------------------
Research In Motion Ltd. (Communications
 Equipment)/(a)/                                               8,000       659,360
----------------------------------------------------------------------------------
                                                                         4,326,908
----------------------------------------------------------------------------------

FINLAND -1.69%
Nokia Oyj-ADR (Communications Equipment)                     217,063     3,401,377
----------------------------------------------------------------------------------

GERMANY-0.79%
SAP A.G.-ADR (Application Software)                           36,000     1,591,560
----------------------------------------------------------------------------------

INDIA-0.58%
Wipro Ltd.-ADR (IT Consulting & Other Services)/(f)/          47,000     1,158,550
----------------------------------------------------------------------------------

ISRAEL-1.28%
Check Point Software Technologies Ltd.
 (Systems Software)/(a)/                                     104,000     2,561,520
----------------------------------------------------------------------------------

JAPAN-0.15%
NTT DoCoMo, Inc. (Wireless Telecommunication
 Services)/(g)/                                                  159       293,954
----------------------------------------------------------------------------------

MEXICO-0.61%
America Movil S.A. de C.V.-Series L-ADR
 (Wireless Telecommunication Services)                        23,430     1,226,560
----------------------------------------------------------------------------------

RUSSIA-0.85%
AO VimpelCom-ADR
 (Wireless Telecommunication Services)/(a)/                   47,100     1,702,194
----------------------------------------------------------------------------------

SWEDEN-0.94%
Telefonaktiebolaget LM Ericsson-ADR
 (Communications Equipment)/(a)/                              59,790     1,882,787
----------------------------------------------------------------------------------

TAIWAN-0.77%
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
 (Semiconductors)                                            183,151     1,554,952
----------------------------------------------------------------------------------

UNITED KINGDOM-2.28%
Amdocs Ltd. (Application Software)/(a)/                      134,730     3,536,663
----------------------------------------------------------------------------------
Vodafone Group PLC-ADR (Wireless Telecommunication
 Services)                                                    37,900     1,037,702
----------------------------------------------------------------------------------
                                                                         4,574,365
----------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests (Cost
     $24,110,358)                                                       27,378,352
----------------------------------------------------------------------------------
MONEY MARKET FUNDS-1.43%
Premier Portfolio (Cost $2,875,986)/(h)(i)/                2,875,986     2,875,986
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.99% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $168,940,984)                                                   200,833,087
----------------------------------------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND

                                                                   MARKET
                                                       SHARES      VALUE
  ---------------------------------------------------------------------------
  INVESTMENTS PURCHASED WITH CASH
   COLLATERAL FROM SECURITIES LOANED

  MONEY MARKET FUNDS-0.45%
  Premier Portfolio/(h)(i)(j)/                         898,697 $     898,697
  ---------------------------------------------------------------------------
      Total Money Market Funds (purchased with cash
       collateral from securities loaned)
       (Cost $898,697)                                               898,697
  ---------------------------------------------------------------------------
  TOTAL INVESTMENTS-100.44% (Cost $169,839,681)                  201,731,784
  ---------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(0.44%)                             (888,642)
  ---------------------------------------------------------------------------
  NET ASSETS-100.00%                                           $ 200,843,142
  ---------------------------------------------------------------------------

Investment Abbreviations:
ADR- American Depositary Receipt
HOLDRS- Holding Company Depository Receipts
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at December 31, 2004 represented 0.32% of the Fund's Net Assets. This security is considered to be illiquid.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.26% of the Fund's Total Investments. See
    Note 1A.
(d) The Fund has a remaining commitment of $1,080,000 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(e) Security is considered venture capital. See Note 1K.
(f) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.15% of the Fund's Total Investments. See Note 1A.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
Investments, at market value (cost $166,064,998)*                  $ 197,957,101
---------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $3,774,683)         3,774,683
---------------------------------------------------------------------------------
    Total investments (cost $169,839,681)                            201,731,784
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     1,351,279
---------------------------------------------------------------------------------
  Fund shares sold                                                        35,261
---------------------------------------------------------------------------------
  Dividends                                                               43,869
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         40,454
---------------------------------------------------------------------------------
    Total assets                                                     203,202,647
---------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                  390,862
---------------------------------------------------------------------------------
  Fund shares reacquired                                                 651,987
---------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                      46,201
---------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            898,697
---------------------------------------------------------------------------------
Accrued distribution fees-Series II                                          101
---------------------------------------------------------------------------------
Accrued transfer agent fees                                                3,947
---------------------------------------------------------------------------------
Accrued operating expenses                                               367,710
---------------------------------------------------------------------------------
    Total liabilities                                                  2,359,505
---------------------------------------------------------------------------------
Net assets applicable to shares outstanding                        $ 200,843,142
---------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                      $ 688,288,203
---------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (36,600)
---------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                            (519,300,590)
---------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                           31,892,129
---------------------------------------------------------------------------------
                                                                   $ 200,843,142
---------------------------------------------------------------------------------

NET ASSETS:
Series I                                                           $ 200,677,050
---------------------------------------------------------------------------------
Series II                                                          $     166,092
---------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                              16,154,169
---------------------------------------------------------------------------------
Series II                                                                 13,404
---------------------------------------------------------------------------------
Series I:
 Net asset value per share                                         $       12.42
---------------------------------------------------------------------------------
Series II:
 Net asset value per share                                         $       12.39
---------------------------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $868,740 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $35,824)              $ 1,340,651
-------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities
 lending income of $15,275**)                                           63,366
-------------------------------------------------------------------------------
    Total investment income                                          1,404,017
-------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                        1,387,379
-------------------------------------------------------------------------------
Administrative services fees                                           500,491
-------------------------------------------------------------------------------
Custodian fees                                                          38,738
-------------------------------------------------------------------------------
Distribution fees-Series II                                                265
-------------------------------------------------------------------------------
Transfer agent fees                                                     20,368
-------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                  14,645
-------------------------------------------------------------------------------
Other                                                                  161,159
-------------------------------------------------------------------------------
    Total expenses                                                   2,123,045
-------------------------------------------------------------------------------
Less:Fees waived and expenses reimbursed                                (3,856)
-------------------------------------------------------------------------------
    Net expenses                                                     2,119,189
-------------------------------------------------------------------------------
Net investment income (loss)                                          (715,172)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
 OPTION CONTRACTS:
Net realized gain from:
  Investment securities                                            18,218,645
-------------------------------------------------------------------------------
  Foreign currencies                                                    38,161
-------------------------------------------------------------------------------
  Option contracts written                                              97,527
-------------------------------------------------------------------------------
                                                                    18,354,333
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (7,899,245)
-------------------------------------------------------------------------------
  Foreign currencies                                                       266
-------------------------------------------------------------------------------
                                                                    (7,898,979)
-------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and option
 contracts                                                          10,455,354
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 9,740,182
-------------------------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and 2003

                                                                 2004          2003
----------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                $   (715,172) $ (1,170,897)
----------------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
   foreign currencies and option contracts                     18,354,333   (17,352,650)
----------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of
   investment securities, foreign currencies and option
   contracts                                                   (7,898,979)   67,407,749
----------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         9,740,182    48,884,202
----------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                      19,407,886    17,153,701
----------------------------------------------------------------------------------------
 Series II                                                        148,977            --
----------------------------------------------------------------------------------------
   Net increase in net assets resulting from share
     transactions                                              19,556,863    17,153,701
----------------------------------------------------------------------------------------
   Net increase in net assets                                  29,297,045    66,037,903
----------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of year                                            171,546,097   105,508,194
----------------------------------------------------------------------------------------
 End of year (including undistributed net investment income
   (loss) of $(36,000) and $(9,203), respectively)           $200,843,142  $171,546,097
----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Technology Fund, formerly INVESCO VIF-Technology Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                           AIM V.I. TECHNOLOGY FUND

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net

                           AIM V.I. TECHNOLOGY FUND
   realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
K. VENTURE CAPITAL INVESTMENTS -- The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose the entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $963,169. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $424,210.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period May 1, 2004 through December 31, 2004, AIM waived fees of $1,930. For the period January 1, 2004 through April 30, 2004, IFG waived fees of $483.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $1,443 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid

                           AIM V.I. TECHNOLOGY FUND

$347,297, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $153,194 for such services, of which IFG retained $11,790 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $20,368.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed contractually to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $265.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                            UNREALIZED
                  MARKET VALUE  PURCHASES     PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST     FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
----------------------------------------------------------------------------------------------------------
Premier Portfolio  $1,337,807  $101,096,119 $(99,557,940)      $ --       $2,875,986  $48,091     $ --
----------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio  $  382,325  $ 83,654,334 $ (83,137,962)      $ --       $  898,697  $15,275     $ --
-----------------------------------------------------------------------------------------------------------
Total              $1,720,132  $184,750,453 $(182,695,902)      $ --       $3,774,683  $63,366     $ --
-----------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $587,463 and $472,675, respectively.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $2,119 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                           AIM V.I. TECHNOLOGY FUND

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2004, securities with an aggregate value of $868,740 were on loan to brokers. The loans were secured by cash collateral of $898,697 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $15,275 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                     ---------------------------------------
                                       CALL OPTION CONTRACTS
                                       -------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS   RECEIVED
                                       ---------   --------
                     Beginning of year        --   $     --
                     ---------------------------------------
                     Written               2,252    155,178
                     ---------------------------------------
                     Closed                 (529)   (64,535)
                     ---------------------------------------
                     Expired              (1,723)   (90,643)
                     ---------------------------------------
                     End of year              --   $     --
                     ---------------------------------------

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
              ---------------------------------------------------
              Unrealized appreciation--investments $  30,382,367
              ---------------------------------------------------
              Temporary book/tax differences             (37,777)
              ---------------------------------------------------
              Capital loss carryforward             (517,789,651)
              ---------------------------------------------------
              Shares of beneficial interest          688,288,203
              ---------------------------------------------------
              Total net assets                     $ 200,843,142
              ---------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the deferral for tax purposes for certain straddle transactions, the treatment of partnerships, return of capital and foreign tax on certain stock dividends. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $26.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $509,581,788 of capital loss carryforward in the fiscal year ended December 31, 2005.
  The Fund utilized $2,095,130 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2007               $ 67,963,141
                 ---------------------------------------------
                 December 31, 2008                262,485,932
                 ---------------------------------------------
                 December 31, 2009                153,547,080
                 ---------------------------------------------
                 December 31, 2010                 33,793,498
                 ---------------------------------------------
                 Total capital loss carryforward $517,789,651
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the organization of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $222,535,219 and $220,220,733, respectively.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $34,149,616
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (3,767,275)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $30,382,341
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $171,349,443.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnerships, net operating loss, capital loss carryforward limitations, prior year return of capital and re-domestication expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $711,197, undistributed net realized gain (loss) was decreased by $334,957 and shares of beneficial interest decreased by $376,240. Further, as a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of AIM V.I. New Technology Fund into the Fund on April 30, 2004, undistributed net investment income (loss) was decreased by $20,348, undistributed net realized gain (loss) was decreased by $3,808,765 and shares of beneficial interest increased by $3,829,113. In addition, as a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of INVESCO VIF-Telecommunications Fund into the Fund on April 30, 2004, undistributed net investment income (loss) was decreased by $3,074, undistributed net realized gain (loss) was decreased by $8,706,215 and shares of beneficial interest increased by $8,709,289. These reclassifications had no effect on the net assets of the Fund.

                           AIM V.I. TECHNOLOGY FUND

NOTE 12--SHARE INFORMATION

                                CHANGES IN SHARES OUTSTANDING/(a)/
--------------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------
                                                       2004                       2003
                                             ------------------------  --------------------------
                                               SHARES       AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------
Sold:
  Series I                                    3,614,575  $ 42,139,572   13,575,709  $ 135,267,128
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                  2,057        20,311           --             --
--------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(c)/
  Series I                                    4,598,616    52,226,205           --             --
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                 13,169       149,420           --             --
--------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                   (6,509,875)  (74,957,891) (12,045,076)  (118,113,427)
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                 (1,822)      (20,754)          --             --
--------------------------------------------------------------------------------------------------
                                              1,716,720  $ 19,556,863    1,530,633  $  17,153,701
--------------------------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 64% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
/(c)/As of the open of business on April 30, 2004, the Fund acquired all the net assets of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund pursuant to a plan of reorganization approved by the Directors/Trustees of the Fund on December 9, 2003 and by the shareholders of AIM V.I. New Technology and INVESCO VIF-Telecommunications Fund on April 2, 2004. The acquisition was accomplished by a tax free exchange of 4,611,785 shares of the Fund for 5,656,964 shares of AIM V.I. New Technology Fund outstanding and 9,244,509 shares of INVESCO VIF-Telecommunications Fund outstanding as of the close of business on April 29, 2004. AIM V.I. New Technology Fund's net assets at that date of $19,064,848 including $2,583,733 of unrealized appreciation and INVESCO VIF-Telecommunications Fund's net assets at that date of $33,310,776 including $3,626,227 of unrealized appreciation, were combined with the Fund. The aggregate net assets of the Fund immediately before the acquisition were $153,042,987.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                    SERIES I
                                                                   -----------------------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                                          2004           2003         2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.87           $   8.17   $  15.37       $  28.37
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.04)/(a)/        (0.08)     (0.00)/(b)/    (0.12)/(c)/
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      0.59               3.78      (7.20)        (12.88)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   0.55               3.70      (7.20)        (13.00)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --                 --         --             --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.42           $  11.87   $   8.17       $  15.37
-------------------------------------------------------------------------------------------------------------------------------
Total return/(d)/                                                      4.63%             45.29%    (46.84)%       (45.82)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $200,556           $171,546   $105,508       $240,253
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.15%/(e)/         1.10%      1.11%          1.07%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.39)%/(a)(e)/    (0.85)%    (0.96)%        (0.66)%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 137%                89%        92%            88%
-------------------------------------------------------------------------------------------------------------------------------

                                                                   ---------

                                                                   ---------
                                                                        2000
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  37.13
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.01)/(b)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (8.68)
---------------------------------------------------------------------------------
    Total from investment operations                                  (8.69)
---------------------------------------------------------------------------------
Less distributions from net realized gains                            (0.07)
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  28.37
---------------------------------------------------------------------------------
Total return/(d)/                                                    (23.42)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $443,773
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.02%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.34)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  82%
---------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $(0.09) and (0.82)%, respectively.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) and $(0.09) for the years ended December 31, 2002 and 2000, respectively.
/(c)/Calculated using average shares outstanding.
/(d)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(e)/Ratios are based on average daily net assets of $184,877,889.

                           AIM V.I. TECHNOLOGY FUND

                                                               SERIES II
                                                            --------------
                                                             APRIL 30, 2004
                                                              (DATE SALES
                                                             COMMENCED) TO
                                                              DECEMBER 31,
                                                                  2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.09
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)/(a)/
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.35
--------------------------------------------------------------------------------
    Total from investment operations                              1.30
--------------------------------------------------------------------------------
Net asset value, end of period                                  $12.39
--------------------------------------------------------------------------------
Total return/(b)/                                                11.72%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  166
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                           1.40%/(c)/
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets      (0.64)%/(a)(c)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                       137%
--------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $(0.10) and (1.07)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $157,574. /(d)/Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

                           AIM V.I. TECHNOLOGY FUND

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

                           AIM V.I. TECHNOLOGY FUND

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. TECHNOLOGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM V.I. Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Technology Fund, formerly known as INVESCO VIF-Technology Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 11, 2005
Houston, Texas

                           AIM V.I. TECHNOLOGY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of INVESCO VIF-Technology Fund (now known as AIM V.I. Technology Fund), ("Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), (now known as AIM Variable Insurance Funds), a Delaware statutory trust, was held April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board of INVESCO Variable Investment Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James
     T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack
     M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

The results of the voting on the above matters were as follows:

                                                    WITHHOLDING
                     TRUSTEES/MATTER     VOTES FOR   AUTHORITY
                -----------------------------------------------
                (1)* Bob R. Baker....... 93,545,754  4,458,528
                     Frank S. Bayley.... 93,653,161  4,351,121
                     James T. Bunch..... 93,688,828  4,315,454
                     Bruce L. Crockett.. 93,737,421  4,266,861
                     Albert R. Dowden... 93,716,317  4,287,965
                     Edward K. Dunn, Jr. 93,623,043  4,381,239
                     Jack M. Fields..... 93,746,928  4,257,354
                     Carl Frischling.... 93,654,819  4,349,463
                     Robert H. Graham... 93,716,756  4,287,526
                     Gerald J. Lewis.... 93,594,018  4,410,264
                     Prema Mathai-Davis. 93,482,582  4,521,700
                     Lewis F. Pennock... 93,664,049  4,340,233
                     Ruth H. Quigley.... 93,518,516  4,485,766
                     Louis S. Sklar..... 93,623,163  4,381,119
                     Larry Soll, Ph.D... 93,521,612  4,482,670
                     Mark H. Williamson. 93,642,072  4,362,210

                                                         VOTES    WITHHELD/
        MATTER                              VOTES FOR   AGAINST  ABSTENTIONS
   -------------------------------------------------------------------------
   (2)  Approval of a new Investment
        Advisory Agreement with A I M
        Advisors, Inc...................... 12,478,488   630,280    820,171
   (3)  Approval of a new Sub-Advisory
        Agreement between A I M Advisors,
        Inc. and INVESCO Institutional
        (N.A.), Inc........................ 12,440,563   674,517    813,809
   (4)* Approval of an Agreement and Plan
        of Reorganization to redomesticate
        each series portfolio of Company
        as a new series portfolio of AIM
        Variable Insurance Funds, an
        existing Delaware statutory trust.. 88,123,016 3,299,467  6,581,799

 * Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.

                           AIM V. I. TECHNOLOGY FUND

TRUSTEES AND OFFICERS
As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                    OTHER
                                                                                                    DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND                   TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    HELD BY
POSITION(S) HELD WITH THE TRUST           OR OFFICER SINCE YEARS                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------
  Interested Persons
------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/  -- 1946            1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair and President                        Group Inc. (financial services holding
                                                           company); Director and Vice Chairman,
                                                           AMVESCAP PLC and Chairman, AMVESCAP
                                                           PLC -- AIM Division (parent of AIM and
                                                           a global investment management firm)

                                                           Formerly: President and Chief Executive
                                                           Officer, A I M Management Group Inc.;
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director and Chairman, A I M
                                                           Capital Management, Inc. (registered
                                                           investment advisor), A I M
                                                           Distributors, Inc. (registered broker
                                                           dealer), AIM Investment Services, Inc.,
                                                           (registered transfer agent), and Fund
                                                           Management Company (registered broker
                                                           dealer); and Chief Executive Officer,
                                                           AMVESCAP PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/  -- 1951 Trustee  2003             Director, President and Chief Executive  None
  and Executive Vice President                             Officer, A I M Management Group Inc.
                                                           (financial services holding company);
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director, A I M Capital
                                                           Management, Inc. (registered investment
                                                           advisor) and A I M Distributors, Inc.
                                                           (registered broker dealer); Director
                                                           and Chairman, AIM Investment Services,
                                                           Inc. (registered transfer agent), Fund
                                                           Management Company (registered broker
                                                           dealer) and INVESCO Distributors Inc.
                                                           (registered broker dealer); and Chief
                                                           Executive Officer, AMVESCAP PLC -- AIM
                                                           Division (parent of AIM and a global
                                                           investment management firm)

                                                           Formerly: Director, Chairman, President
                                                           and Chief Executive Officer, INVESCO
                                                           Funds Group, Inc.; President and Chief
                                                           Executive Officer, INVESCO
                                                           Distributors, Inc.; Chief Executive
                                                           Officer, AMVESCAP PLC -- Managed
                                                           Products; Chairman and Chief Executive
                                                           Officer of NationsBanc Advisors, Inc.;
                                                           and Chairman of NationsBanc
                                                           Investments, Inc.
------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett/3/  -- 1944           1993             Chairman, Crockett Technology            ACE Limited
  Trustee and Chair                                        Associates (technology consulting        (insurance
                                                           company)                                 company); and
                                                                                                    Captaris, Inc.
                                                                                                    (unified messaging
                                                                                                    provider)
------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                    2004             Retired                                  None
  Trustee
                                                           Formerly: President and Chief Executive
                                                           Officer, AMC Cancer Research Center;
                                                           and Chairman and Chief Executive
                                                           Officer, First Columbia Financial
                                                           Corporation
------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939                 2001             Retired                                  Badgley Funds, Inc.
  Trustee                                                                                           (registered
                                                           Formerly: Partner, law firm of Baker &   investment
                                                           McKenzie                                 company)
------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942                  2004             Co-President and Founder, Green,         None
  Trustee                                                  Manning & Bunch Ltd., (investment
                                                           banking firm); and Director, Policy
                                                           Studies, Inc. and Van Gilder Insurance
                                                           Corporation
------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941                2000             Director of a number of public and       Cortland Trust, Inc.
  Trustee                                                  private business corporations,           (Chairman)
                                                           including the Boss Group Ltd. (private   (registered
                                                           investment and management) and Magellan  investment
                                                           Insurance Company                        company); Annuity
                                                                                                    and Life Re
                                                           Formerly: Director, President and Chief  (Holdings), Ltd.
                                                           Executive Officer, Volvo Group North     (insurance
                                                           America, Inc.; Senior Vice President,    company)
                                                           AB Volvo; and director of various
                                                           affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935             1998             Retired                                  None
  Trustee
                                                           Formerly: Chairman, Mercantile Mortgage
                                                           Corp.; President and Chief Operating
                                                           Officer, Mercantile-Safe Deposit &
                                                           Trust Co.; and President, Mercantile
                                                           Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952                  1997             Chief Executive Officer, Twenty First    Administaff, and
  Trustee                                                  Century Group, Inc. (government affairs  Discovery Global
                                                           company) and Texana Timber LP            Education Fund
                                                           (sustainable forestry company)           (non-profit)

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                           AIM V.I. TECHNOLOGY FUND

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                 OTHER
                                                                                                 DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND                TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    HELD BY
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE YEARS                                    TRUSTEE
---------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc.
 Trustee                                                Naftalis and Frankel LLP                 (registered
                                                                                                 investment
                                                                                                 company)
---------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2004             Chairman, Lawsuit Resolution Services    General Chemical
 Trustee                                                (California)                             Group, Inc.

                                                        Formerly: Associate Justice of the
                                                        California Court of Appeals
---------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1993             Partner, law firm of Pennock & Cooper    None
 Trustee
---------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------
 Louis S. Sklar/4/ -- 1939             1993             Executive Vice President, Development    None
 Trustee                                                and Operations Hines Interests Limited
                                                        Partnership (real estate development
                                                        company)
---------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2004             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------
Other Officers
---------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/5/ -- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and                              Group Inc. (financial services holding
 Chief Compliance Officer                               company); Senior Vice President and
                                                        Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; and Vice President,
                                                        AIM Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds.
---------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. (financial
                                                        services holding company) and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC and Vice President
                                                        A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1993             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc., and
                                                        Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                1993             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly, Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, AIM Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio
                                                        Manager, INVESCO Institutional (N.A.),
                                                        Inc.
---------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company; and Vice President,
                                                        A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------
 Edgar M. Larsen/4/ -- 1940            1999             Executive Vice President, A I M          N/A
 Vice President                                         Management Group, Inc.; Senior Vice
                                                        President, A I M Advisors, Inc., and
                                                        President, Director of Investments,
                                                        Chief Executive Officer and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc. (See footnote (4)
                                                        below.)

                                                        Formerly: Director of AIM Advisors,
                                                        Inc. and A I M Management Group Inc.,
                                                        A I M Advisors, Inc.; and Director and
                                                        Chairman, A I M Capital Management, Inc.

--------------------------------------------------------------------------------
/4/ Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
/5/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.         A I M Advisors, Inc         A I M Distributors, Inc.    PricewaterhouseCoopers LLP
Suite 100                  11 Greenway Plaza           11 Greenway Plaza           1201 Louisiana Street
Houston, TX 77046-1173     Suite 100                   Suite 100                   Suite 2900
                           Houston, TX 77046-1173      Houston, TX 77046-1173      Houston, TX 77002-5678

COUNSEL TO THE FUND        COUNSEL TO THE            TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP        INDEPENDENT TRUSTEES      AIM Investment Services, Inc. State Street Bank and Trust
3000 K N.W., Suite 500     Kramer, Levin, Naftalis &   P.O. Box 4739               Company
Washington D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739      225 Franklin Street
                           919 Third Avenue                                        Boston, MA 02110-2801
                           New York, NY 10022-3852

                           AIM V.I. TECHNOLOGY FUND

                                                      AIM V.I. TOTAL RETURN FUND

                               Annual Report to Shareholders . December 31, 2004

                            EFFECTIVE OCTOBER 15, 2004, INVESCO VIF-TOTAL RETURN
                                    FUND WAS RENAMED AIM V.I. TOTAL RETURN FUND.

                          AIM V.I. TOTAL RETURN FUND seeks to provide high total
                                  return through both growth and current income.

          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
                                      12/31/04 AND IS BASED ON TOTAL NET ASSETS.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

                          [Your goals. Our solutions.]
                            - registered trademark -
                                                         [AIM Investments Logo]
                                                        - registered trademark -
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. TOTAL RETURN FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The fund's investing style was not highly rewarded by the market during 2004. The economy had been growing for several quarters, and we positioned the fund to benefit from continuing economic expansion and correspondingly strong capital markets. However, economic growth turned out to be strongest in unanticipated sectors, hampering the effectiveness of our security selections and sector allocations.

================================================================================
FUND VS. INDEXES

Total returns, 12/31/03-12/31/04, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                                                            3.73%

Series II Shares                                                           3.48

S&P 500 Index (Broad Market Index)                                        10.87

Custom Total Return Index: 60% S&P 500 Index/40% Lehman
U.S. Aggregate Bond Index (Style-specific Index)                           8.39

Lipper Balanced Fund Index
(Peer Group Index)                                                         8.99

Source: Lipper, Inc.
================================================================================

At the beginning of 2004, we positioned the fund to benefit from continued economic growth by adding more holdings in the cyclical sectors that typically benefit from growth, such as technology, materials and industrials. But though economic growth continued, the sectors that outperformed were those usually considered defensive, such as energy and utilities. This unexpected development's impact on the equity side of the portfolio caused the fund to underperform its broad-market benchmark, the S&P 500 Index; its peer group index, the Lipper Balanced Fund Index; and its custom index, consisting of 60% S&P 500 Index and 40% Lehman U.S. Aggregate Bond Index, which approximates the composition of the fund's portfolio. The fixed-income portion of the portfolio performed in line with investment-grade bonds.

HOW WE INVEST

The fund invests in a mix of equity securities and debt securities in an effort to cushion against sharp price movements in both equity and debt markets. Preference is given to dividend-paying equities and investment-grade debt securities, typically including corporate bonds and obligations of the U.S. government and government agencies.

     The equity portion of the fund's portfolio is normally invested primarily in large-capitalization stocks possessing one of three attributes that are attractive relative to the S&P 500 Index: a low price-to-earnings ratio, a high dividend yield, or consistent growth. The fund's fixed-income portion typically maintains a defensive duration positioning, an overweight in corporate bonds, and a modest barbell strategy relative to the benchmark, meaning more short-term and long-term bonds but fewer intermediate-term bonds.

     Our security selection method takes into account both top-down macroeconomic analysis and bottom-up analysis of individual securities.

MARKET CONDITIONS AND YOUR FUND

The fund's equity portfolio was positioned to benefit from continued economic expansion and strong capital markets. Based on this expectation, we focused our equity investment strategy on the technology, materials and industrial sectors, which are cyclical, or sensitive to economic movements. The fund remained underweighted (held less than the index) in the more defensive sectors of the market, such as energy, utilities and consumer staples.

     However, while the forecast of continuing economic growth proved correct, the defensive sectors nevertheless led the market. For much of the year, investors seemed preoccupied with rising oil prices, the ongoing war in Iraq, and the uncertainty leading up to the U.S. presidential election. The sectors that produced the strongest returns were energy and utilities. Materials and industrials did moderately well, but technology faltered because of investors' concerns over slowing product demand.

     The major detractor from fund performance for the year was Pfizer, which suffered due to investors' concerns with the potential liability of Celebrex. This drug was found in one clinical trial to increase patients' risk of heart

================================================================================

PORTFOLIO COMPOSITION
By type of security

                                   [PIE CHART]

U.S. Mortgage-Backed Securities                                            10.1%
Corporate Bonds & Notes                                                     8.7%
Money Market Funds Plus
Other Assets Less Liabilities                                               7.9%
U.S. Government Securities                                                  5.9%
Asset-Backed Securities                                                     4.0%
Common Stock                                                               63.4%

TOTAL NET ASSETS                                                  $14.4 million

TOTAL NUMBER OF HOLDINGS*                                                   131
================================================================================

================================================================================

TOP 10 EQUITY HOLDINGS*

 1. Johnson & Johnson                                                       2.2%
 2. Pfizer Inc.                                                             1.9
 3. General Electric Co.                                                    1.9
 4. Wal-Mart Stores, Inc.                                                   1.8
 5. Eaton Corp.                                                             1.8
 6. Citigroup Inc.                                                          1.7
 7. Goldman Sachs Group, Inc. (The)                                         1.7
 8. American International Group, Inc.                                      1.7
 9. Microsoft Corp.                                                         1.6
10. Morgan Stanley                                                          1.5
================================================================================

================================================================================

TOP 10 FIXED-INCOME ISSUERS*

 1. Federal National Mortgage Association (FNMA)                           11.3%
 2. U.S. Treasury Securities                                                4.5
 3. Federal Home Loan Mortgage Corp.
    (FHLMC)                                                                 1.4
 4. Credit Suisse First Boston Mortgage Securities Corp.                    1.0
 5. Verizon Global Funding Corp.                                            0.8
 6. Colgate-Palmolive Co.                                                   0.8
 7. Citigroup Inc.                                                          0.7
 8. Structured Asset Securities Corp.                                       0.5
 9. Master Asset Securitization Trust                                       0.5
10. Comcast Cable Communications, Inc.                                      0.4
================================================================================

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

* Excluding money market fund holdings.

AIM V.I. TOTAL RETURN FUND

attack and stroke. We retained Pfizer's stock because in our opinion, even if Pfizer were to stop selling Celebrex, the company still had a broad and profitable business and a strong new drug pipeline capable of sustaining a healthy earnings stream.

     Diversified health care product maker Johnson & Johnson was the top positive contributor to fund performance. Johnson & Johnson enjoyed an outstanding year as it exceeded earnings expectations and announced the acquisition of medical equipment maker Guidant.

     The fund's fixed-income segment was positioned to benefit from a rising interest rate environment. Because of the sustained economic growth during the past several quarters, we anticipated that the Federal Reserve (the Fed) would soon begin raising its target federal funds rate to forestall the inflation that often accompanies economic growth. Under our analysis, such an environment was likely to reward spread-related sectors--those offering higher yields than Treasuries. These include corporate bonds and securities backed by residential or commercial mortgages or by other assets.

     Accordingly, we implemented a defensive posture by shortening the fund's duration--a measure of sensitivity to interest rate changes--and adopting a modest barbell strategy relative to the benchmark. We also overweighted corporate bonds, while underweighting Treasuries.

     Fixed-income market yields fluctuated considerably during the year due to economic, U.S. political and geopolitical uncertainties.

Despite mild inflation conditions, the Fed did begin raising the short-term federal funds rate in mid-year, and raised it four more times by year's end. Our strategic position of maintaining a short-duration bias proved beneficial relative to our indexes. The results of overweighting corporates were also favorable for the fund, as corporates proved to be the best-performing sector among investment-grade debt securities.

IN CLOSING

As of year's end, we did not anticipate making any major changes in the fund's positioning. Both the stock and the bond portions of the fund remained positioned to benefit from continued economic expansion. In the stock portion of the portfolio, we remain committed to the strategy of emphasizing economically sensitive market sectors, and we anticipate a market rotation favoring the growth investment style. The bond portion of the portfolio has maintained its overweight in corporate bonds and its short duration bias, based on the opinion that the Fed is likely to continue raising interest rates, though at a measured pace depending on the inflation rate.

     As always, we continue to recommend that investors keep their assets diversified among various classes of securities, and we thank you for your continued investment in AIM V.I. Total Return Fund.

The views and opinions expressed in Management's Discussion of Fund Performance are those of AIM Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but AIM Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The equity portion of the fund is managed using a team approach. The investment team includes five portfolio managers who concentrate on stock selection, four investment professionals who concentrate on portfolio strategies, and three research analysts.

     The following individuals are primarily responsible for the day-to-day management of the fund's fixed-income portfolio holdings:

[BOWLING PHOTO]

KENNETH R. BOWLING, Chartered Financial Analyst, is co-manager of AIM V.I. Total Return Fund. Mr Bowling joined INVESCO in 1993. He earned a B.S. in mechanical engineering and an M.S. in engineering from the University of Louisville.

[KING PHOTO]

RICHARD J. KING, Chartered Financial Analyst, senior portfolio manager, is co-manager of AIM V.I. Total Return Fund. His investment career began in 1984 and he joined INVESCO in 2000. Mr. King earned a B.S. in business administration at The Ohio State University.

[JOHNSON PHOTO]

STEPHEN M. JOHNSON, Chartered Financial Analyst, is a manager of AIM V.I. Total Return Fund. He began his investment career in 1986 and joined INVESCO in 1991. Mr. Johnson earned a B.S. in Petroleum Engineering from the University of Kansas and an M.B.A. from Rice University.

                             [RIGHT ARROW GRAPHIC]

For further information on your fund, its expenses and its long-term performance, please turn the page.

PRINCIPAL RISKS OF INVESTING IN THE FUND

At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

     International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The fund invests in securities issued or backed by the U.S. government, its agencies or instrumentalities. They offer a high degree of safety and, in the case of government securities, are guaranteed as to timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value or yield will vary with market conditions.

     The fund may invest a portion of its assets in mortgage-backed securities, which may lose value if mortgages are prepaid in response to falling interest rates.

AIM V.I. TOTAL RETURN FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the fund, you incur ongoing costs, including management fees, distribution and/or service fees (12b-l), and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

================================================================================

                                                                          HYPOTHETICAL
                                           ACTUAL              (5% annual return before expenses)
                                ----------------------------   ----------------------------------
            Beginning Account   Ending Account     Expenses       Ending Account     Expenses
  Share           Value              Value       Paid During           Value       Paid During
  Class         (07/01/04)       (12/31/04)/1/    Period/2/         (12/31/04)      Period/2/
---------   -----------------   --------------   -----------      --------------   -----------
Series I        $1,000.00          $1,037.30        $6.66            $1,018.60        $6.60
Series II        1,000.00           1,035.70         7.42             1,017.85         7.35

/1/ The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 3.73% and 3.57% for Series I and Series II shares, respectively.

/2/ Expenses are equal to the fund's annualized expense ratio (1.30% and 1.45% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

================================================================================

AIM V.I. TOTAL RETURN FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the early years depicted in the chart before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes in the early years depicted. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04

Series I Shares
10 Years                                                                   6.53%
 5 Years                                                                    0.98
 1 Year                                                                     3.73

Series II Shares
10 Years                                                                   6.26%
 5 Years                                                                    0.73
 1 Year                                                                     3.48
================================================================================

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is 4/30/04. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

================================================================================
RESULTS OF A $10,000 INVESTMENT
6/1/94-12/31/04 Index results from 5/31/94

                                [MOUNTAIN CHART]

                                             60% S&P 500 Index/
          AIM V.I. Total Return   S&P 500      40% Lehman U.S.     Lipper Balanced
  Date        Fund-Series I        Index    Aggregate Bond Index      Fund Index
-------   ---------------------   -------   --------------------   ---------------
5/31/94          $10000           $10000           $10000              $10000
   6/94           10040             9755             9844                9826
   9/94           10080            10231            10157               10114
  12/94           10175            10230            10173               10004
   3/95           10700            11224            10970               10608
   6/95           11385            12294            11864               11351
   9/95           11879            13271            12521               11960
  12/95           12495            14069            13187               12494
   3/96           12773            14824            13512               12774
   6/96           13122            15489            13906               13033
   9/96           13369            15967            14272               13376
  12/96           14017            17297            15158               14125
   3/97           14336            17762            15375               14191
   6/97           15873            20860            17189               15720
   9/97           16849            22422            18200               16730
  12/97           17228            23066            18737               16992
   3/98           18537            26281            20405               18336
   6/98           18461            27154            21006               18615
   9/98           17196            24459            20134               17537
  12/98           18877            29663            22669               19555
   3/99           18660            31140            23298               19869
   6/99           20141            33331            24195               20762
   9/99           18103            31255            23347               19901
  12/99           18236            35902            25383               21310
   3/00           17746            36724            25987               21945
   6/00           17525            35748            25750               21681
   9/00           17642            35402            25926               22112
  12/00           17845            32634            25132               21819
   3/01           17048            28767            23628               20726
   6/01           17818            30450            24523               21454
   9/01           16522            25982            22748               19828
  12/01           17582            28758            24204               21113
   3/02           17899            28838            24266               21240
   6/02           16684            24976            22624               19837
   9/02           14766            20664            20621               17878
  12/02           15783            22405            21828               18857
   3/03           15412            21699            21538               18510
   6/03           17030            25038            23719               20529
   9/03           17257            25700            24091               20951
  12/03           18458            28828            25860               22616
   3/04           18530            29316            26400               23155
   6/04           18459            29820            26410               23125
   9/04           18180            29262            26450               23167
  12/04          $19146           $31962           $28003              $24648

                                                            Source: Lipper, Inc.

================================================================================

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Total Return Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the fund directly. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. *

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The fund uses a custom index composed of 60% Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index) and 40% Lehman U.S. Aggregate Bond Index. The unmanaged S&P 500 Index is an index of common stocks frequently used as a general measure of U.S. stock market performance. The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

     The unmanaged Lipper Balanced Fund Index represents an average of the 30 largest balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor. It is calculated daily, with adjustments for distributions as of the ex-dividend dates.

     The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

* Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

SCHEDULE OF INVESTMENTS
December 31, 2004

                                                            MARKET
                                                 SHARES     VALUE
          -----------------------------------------------------------
          COMMON STOCKS-63.41%

          AEROSPACE & DEFENSE-2.48%
          Honeywell International Inc.             4,220 $    149,430
          -----------------------------------------------------------
          United Technologies Corp.                2,000      206,700
          -----------------------------------------------------------
                                                              356,130
          -----------------------------------------------------------

          ALUMINUM-0.80%
          Alcoa Inc.                               3,640      114,369
          -----------------------------------------------------------

          ASSET MANAGEMENT & CUSTODY
           BANKS-0.92%
          Bank of New York Co., Inc. (The)         3,970      132,677
          -----------------------------------------------------------

          BIOTECHNOLOGY-0.74%
          Amgen Inc./(a)/                          1,650      105,847
          -----------------------------------------------------------

          CASINOS & GAMING-0.76%
          International Game Technology            3,170      108,985
          -----------------------------------------------------------

          COMMUNICATIONS EQUIPMENT-2.05%
          Cisco Systems, Inc./(a)/                 9,140      176,402
          -----------------------------------------------------------
          QUALCOMM Inc.                            2,790      118,296
          -----------------------------------------------------------
                                                              294,698
          -----------------------------------------------------------

          COMPUTER HARDWARE-2.37%
          Dell Inc./(a)/                           5,110      215,335
          -----------------------------------------------------------
          International Business Machines Corp.    1,270      125,197
          -----------------------------------------------------------
                                                              340,532
          -----------------------------------------------------------

          COMPUTER STORAGE & PERIPHERALS-1.22%
          EMC Corp./(a)/                          11,820      175,763
          -----------------------------------------------------------

          CONSTRUCTION & FARM MACHINERY &
           HEAVY TRUCKS-0.80%
          Deere & Co.                              1,550      115,320
          -----------------------------------------------------------

          CONSUMER FINANCE-1.08%
          MBNA Corp.                               5,510      155,327
          -----------------------------------------------------------

          DATA PROCESSING & OUTSOURCED
           SERVICES-0.84%
          First Data Corp.                         2,820      119,963
          -----------------------------------------------------------

          DIVERSIFIED CHEMICALS-1.23%
          E. I. du Pont de Nemours & Co.           1,570       77,008
          -----------------------------------------------------------
          PPG Industries, Inc.                     1,470      100,195
          -----------------------------------------------------------
                                                              177,203
          -----------------------------------------------------------

          DRUG RETAIL-1.50%
          Walgreen Co.                             5,610      215,256
          -----------------------------------------------------------

          ELECTRICAL COMPONENTS &
           EQUIPMENT-1.01%
          Emerson Electric Co.                     2,065      144,756
          -----------------------------------------------------------

                                                            MARKET
                                                 SHARES     VALUE
          -----------------------------------------------------------

          FOREST PRODUCTS-0.80%
          Weyerhaeuser Co.                         1,700 $    114,274
          -----------------------------------------------------------

          GENERAL MERCHANDISE STORES-0.83%
          Target Corp.                             2,290      118,920
          -----------------------------------------------------------

          HEALTH CARE EQUIPMENT-1.15%
          Boston Scientific Corp./(a)/             2,120       75,366
          -----------------------------------------------------------
          Medtronic, Inc.                          1,820       90,399
          -----------------------------------------------------------
                                                              165,765
          -----------------------------------------------------------

          HOME IMPROVEMENT RETAIL-2.40%
          Home Depot, Inc. (The)                   3,240      138,478
          -----------------------------------------------------------
          Lowe's Cos., Inc.                        3,570      205,596
          -----------------------------------------------------------
                                                              344,074
          -----------------------------------------------------------

          HOUSEHOLD PRODUCTS-0.71%
          Procter & Gamble Co. (The)               1,850      101,898
          -----------------------------------------------------------

          HYPERMARKETS & SUPER CENTERS-1.80%
          Wal-Mart Stores, Inc.                    4,900      258,818
          -----------------------------------------------------------

          INDUSTRIAL CONGLOMERATES-1.85%
          General Electric Co.                     7,280      265,720
          -----------------------------------------------------------

          INDUSTRIAL GASES-2.50%
          Air Products & Chemicals, Inc.           2,470      143,186
          -----------------------------------------------------------
          Praxair, Inc.                            4,890      215,893
          -----------------------------------------------------------
                                                              359,079
          -----------------------------------------------------------

          INDUSTRIAL MACHINERY-4.11%
          Eaton Corp.                              3,540 $    256,154
          -----------------------------------------------------------
          Illinois Tool Works Inc.                 1,420      131,606
          -----------------------------------------------------------
          Ingersoll-Rand Co.-Class A (Bermuda)     2,520      202,356
          -----------------------------------------------------------
                                                              590,116
          -----------------------------------------------------------

          INVESTMENT BANKING & BROKERAGE-4.40%
          Goldman Sachs Group, Inc. (The)          2,320      241,373
          -----------------------------------------------------------
          Merrill Lynch & Co., Inc.                2,820      168,551
          -----------------------------------------------------------
          Morgan Stanley                           3,990      221,525
          -----------------------------------------------------------
                                                              631,449
          -----------------------------------------------------------

          MOVIES & ENTERTAINMENT-0.69%
          Viacom Inc.-Class B                      2,740       99,709
          -----------------------------------------------------------

          MULTI-LINE INSURANCE-1.66%
          American International Group, Inc.       3,620      237,725
          -----------------------------------------------------------

          OIL & GAS DRILLING-1.00%
          ENSCO International Inc.                 1,300       41,262
          -----------------------------------------------------------
          Transocean Inc. (Cayman Islands)/(a)/    2,420      102,584
          -----------------------------------------------------------
                                                              143,846
          -----------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                                   MARKET
                                                    SHARES         VALUE
      ----------------------------------------------------------------------

      OTHER DIVERSIFIED FINANCIAL SERVICES-2.47%
      Citigroup Inc.                                   5,093    $    245,381
      ----------------------------------------------------------------------
      JPMorgan Chase & Co.                             2,790         108,838
      ----------------------------------------------------------------------
                                                                     354,219
      ----------------------------------------------------------------------

      PHARMACEUTICALS-6.61%
      Forest Laboratories, Inc./(a)/                   2,870         128,748
      ----------------------------------------------------------------------
      Johnson & Johnson                                4,940         313,295
      ----------------------------------------------------------------------
      Lilly (Eli) & Co.                                2,270         128,823
      ----------------------------------------------------------------------
      Pfizer Inc.                                     10,230         275,085
      ----------------------------------------------------------------------
      Wyeth                                            2,420         103,068
      ----------------------------------------------------------------------
                                                                     949,019
      ----------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT-0.72%
      Applied Materials, Inc./(a)/                     6,090         104,139
      ----------------------------------------------------------------------

      SEMICONDUCTORS-4.70%
      Altera Corp./(a)/                                4,840         100,188
      ----------------------------------------------------------------------
      Intel Corp.                                      8,080         188,991
      ----------------------------------------------------------------------
      Linear Technology Corp.                          3,240         125,582
      ----------------------------------------------------------------------
      Maxim Integrated Products, Inc.                  1,550          65,705
      ----------------------------------------------------------------------
      Texas Instruments Inc.                           7,880         194,006
      ----------------------------------------------------------------------
                                                                     674,472
      ----------------------------------------------------------------------

      SOFT DRINKS-0.65%
      PepsiCo, Inc.                                    1,800          93,960
      ----------------------------------------------------------------------

      SPECIALTY STORES-1.09%
      Bed Bath & Beyond Inc./(a)/                      2,420          96,389
      ----------------------------------------------------------------------
      Tiffany & Co.                                    1,870          59,784
      ----------------------------------------------------------------------
                                                                     156,173
      ----------------------------------------------------------------------

      SYSTEMS SOFTWARE-2.49%
      Microsoft Corp.                                  8,710         232,644
      ----------------------------------------------------------------------
      Symantec Corp./(a)/                              4,840         124,678
      ----------------------------------------------------------------------
                                                                     357,322
      ----------------------------------------------------------------------

      THRIFTS & MORTGAGE FINANCE-2.98%
      Fannie Mae                                       2,440         173,752
      ----------------------------------------------------------------------
      PMI Group, Inc. (The)                            2,570         107,298
      ----------------------------------------------------------------------
      Radian Group Inc.                                2,770         147,475
      ----------------------------------------------------------------------
                                                                     428,525
      ----------------------------------------------------------------------
          Total Common Stocks
           (Cost $8,433,839)                                       9,106,048
      ----------------------------------------------------------------------

                                                   PRINCIPAL
                                                    AMOUNT
      U.S. MORTGAGE-BACKED SECURITIES-10.08%

      Federal National Mortgage Association
       (FNMA)-10.08%
      Pass Through Ctfs.,
       5.00%, 01/01/17 to 03/01/34/(b)/            $ 527,349         532,782
      ----------------------------------------------------------------------
       4.50%, 05/01/18/(b)/                          771,095         770,618
      ----------------------------------------------------------------------
       5.50%, 10/01/34/(b)/                          142,502         144,798
      ----------------------------------------------------------------------
          Total U.S. Mortgage-Backed Securities
           (Cost $1,454,293)                                       1,448,198
      ----------------------------------------------------------------------

                                                           PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
---------------------------------------------------------------------------------
BONDS & NOTES-8.68%

AUTOMOBILE MANUFACTURERS-0.18%
Ford Motor Co., Unsec. Global Notes,
 7.45%, 07/16/31/(b)/                                      $   5,000 $      5,030
---------------------------------------------------------------------------------
General Motors Corp., Sr. Unsec. Global Deb.,
 8.25%, 07/15/23/(b)/                                         20,000       20,835
---------------------------------------------------------------------------------
                                                                           25,865
---------------------------------------------------------------------------------

BROADCASTING & CABLE TV-0.56%
Clear Channel Communications, Inc., Sr. Unsec. Notes,
 5.00%, 03/15/12/(b)/                                         10,000        9,912
---------------------------------------------------------------------------------
Comcast Cable Communications, Inc., Sr. Unsec. Unsub.
 Notes, 6.75%, 01/30/11/(b)/                                  50,000       56,122
---------------------------------------------------------------------------------
Cox Communications, Inc., Notes, 4.63%, 01/15/10
 (Acquired 12/10/04; Cost $14,984)/(b)(c)/                    15,000       14,971
---------------------------------------------------------------------------------
                                                                           81,005
---------------------------------------------------------------------------------

CONSUMER FINANCE-0.74%
Capital One Bank, Sub. Notes, 6.50%, 06/13/13/(b)/            15,000       16,426
---------------------------------------------------------------------------------
Ford Motor Credit Co., Global Notes, 7.88%, 06/15/10/(b)/     10,000       11,005
---------------------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
 7.38%, 10/28/09/(b)/                                         10,000       10,791
---------------------------------------------------------------------------------
General Motors Acceptance Corp., Floating Rate Notes,
 3.02%, 07/16/07/(b)(d)/                                      15,000       14,771
---------------------------------------------------------------------------------
MBNA Corp., Notes, 6.13%, 03/01/13/(b)/                       50,000       53,629
---------------------------------------------------------------------------------
                                                                          106,622
---------------------------------------------------------------------------------

DEPARTMENT STORES-0.23%
Federated Department Stores, Inc., Bonds,
 6.79%, 07/15/27/(b)/                                         30,000       33,012
---------------------------------------------------------------------------------

DIVERSIFIED BANKS-0.07%
Wachovia Bank N.A., Sub. Global Notes,
 4.80%, 11/01/14/(b)/                                         10,000        9,962
---------------------------------------------------------------------------------

DIVERSIFIED CAPITAL MARKETS-0.31%
Credit Suisse First Boston U.S.A., Inc., Global Notes,
 6.13%, 11/15/11/(b)/                                         10,000       10,986
---------------------------------------------------------------------------------
JP Morgan Chase & Co., Global Sub. Notes,
 6.75%, 02/01/11/(b)/                                         30,000       33,756
---------------------------------------------------------------------------------
                                                                           44,742
---------------------------------------------------------------------------------

ELECTRIC UTILITIES-0.72%
Ohio Power Co.-Series G, Sr. Unsec. Global Notes,
 6.60%, 02/15/33/(b)/                                         25,000       27,932
---------------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage Bonds,
 6.05%, 03/01/34/(b)/                                         30,000       31,257
---------------------------------------------------------------------------------
PPL Energy Supply LLC,
 Sr. Unsec. Notes, 5.40%, 08/15/14/(b)/                        5,000        5,094
---------------------------------------------------------------------------------
  Series A, Sr. Unsec. Global Notes, 6.40%, 11/01/11/(b)/     10,000       10,921
---------------------------------------------------------------------------------
TXU Energy Co., Sr. Global Notes, 7.00%, 03/15/13/(b)/        25,000       27,972
---------------------------------------------------------------------------------
                                                                          103,176
---------------------------------------------------------------------------------

FOREST PRODUCTS-0.17%
Weyerhaeuser Co., Unsec. Global Deb., 7.38%, 03/15/32/(b)/    20,000       23,713
---------------------------------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                        PRINCIPAL    MARKET
                                                         AMOUNT      VALUE
 -----------------------------------------------------------------------------

 HOMEBUILDING-0.18%
 Centex Corp., Sr. Unsec. Notes, 5.70%, 05/15/14/(b)/   $  25,000 $     25,920
 -----------------------------------------------------------------------------

 HOUSEHOLD PRODUCTS-0.75%
 Colgate-Palmolive Co.-Series C, Medium Term Notes,
  5.58%, 11/06/08/(b)/                                    100,000      107,024
 -----------------------------------------------------------------------------

 INTEGRATED TELECOMMUNICATION
  SERVICES-1.53%
 BellSouth Corp., Bonds, 6.55%, 06/15/34/(b)/              20,000       21,948
 -----------------------------------------------------------------------------
 BellSouth Corp., Global Bonds, 5.20%, 09/15/14/(b)/       15,000       15,299
 -----------------------------------------------------------------------------
 Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global Bonds,
  8.75%, 06/15/30/(b)/                                     10,000       13,187
 -----------------------------------------------------------------------------
 Koninklijke (Royal) KPN N.V. (Netherlands), Sr. Unsub.
  Global Notes, 8.00%, 10/01/10/(b)/                       20,000       23,589
 -----------------------------------------------------------------------------
 SBC Communications Inc., Global Notes,
  5.10%, 09/15/14/(b)/                                     20,000       20,232
 -----------------------------------------------------------------------------
   6.15%, 09/15/34/(b)/                                     5,000        5,174
 -----------------------------------------------------------------------------
 Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 11/15/28/(b)/                                      5,000        5,481
 -----------------------------------------------------------------------------
 Verizon Global Funding Corp., Sr. Unsec. Unsub. Global
  Notes, 7.25%, 12/01/10/(b)/                             100,000      114,714
 -----------------------------------------------------------------------------
                                                                       219,624
 -----------------------------------------------------------------------------

 INVESTMENT BANKING & BROKERAGE-0.57%
 Goldman Sachs Group, Inc. (The), Global Notes,
  4.75%, 07/15/13/(b)/                                     15,000       14,867
 -----------------------------------------------------------------------------
 Lehman Brothers Holdings Inc., Unsec. Unsub.
  Global Notes, 3.50%, 08/07/08/(b)/                       10,000        9,910
 -----------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.-Series B, Medium Term Notes,
  5.30%, 09/30/15/(b)/                                      5,000        5,090
 -----------------------------------------------------------------------------
 Morgan Stanley, Sr. Unsec. Unsub. Global Notes,
  5.30%, 03/01/13/(b)/                                     50,000       51,812
 -----------------------------------------------------------------------------
                                                                        81,679
 -----------------------------------------------------------------------------

 MOVIES & ENTERTAINMENT-0.08%
 Time Warner Inc., Sr. Unsec. Gtd. Unsub. Global Notes,
  7.63%, 04/15/31/(b)/                                     10,000       12,083
 -----------------------------------------------------------------------------

 MULTI-LINE INSURANCE-0.07%
 Loews Corp., Unsec. Unsub. Notes, 5.25%, 03/15/16/(b)/    10,000        9,811
 -----------------------------------------------------------------------------

 OIL & GAS EXPLORATION &
  PRODUCTION-0.32%
 Pemex Project Funding Master Trust, Unsec. Gtd. Unsub.
  Global Notes, 7.38%, 12/15/14/(b)/                       10,000       11,095
 -----------------------------------------------------------------------------
 XTO Energy, Inc., Notes, 5.00%, 01/31/15
  (Acquired 09/20/04; Cost $14,988)/(b)(c)/                15,000       14,933
 -----------------------------------------------------------------------------
 XTO Energy, Inc., Unsec. Notes, 4.90%, 02/01/14/(b)/      20,000       19,990
 -----------------------------------------------------------------------------
                                                                        46,018
 -----------------------------------------------------------------------------

                                                              PRINCIPAL   MARKET
                                                               AMOUNT     VALUE
----------------------------------------------------------------------------------

OIL & GAS REFINING, MARKETING &
 TRANSPORTATION-0.17%
Valero Energy Corp., Unsec. Notes, 7.50%, 04/15/32/(b)/       $ 20,000  $   24,112
----------------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-0.96%
Citigroup Inc., Sr. Unsec. Global Notes, 4.13%, 06/30/05/(b)/  100,000     100,686
----------------------------------------------------------------------------------
General Electric Capital Corp.-Series A, Medium Term
 Global Notes, 3.75%, 12/15/09/(b)/                             15,000      14,791
----------------------------------------------------------------------------------
HSBC Finance Corp., Sr. Unsec. Global Notes,
 6.75%, 05/15/11/(b)/                                           20,000      22,594
----------------------------------------------------------------------------------
                                                                           138,071
----------------------------------------------------------------------------------

PUBLISHING-0.15%
News America Inc., Sr. Unsec. Gtd. Global Notes,
 6.55%, 03/15/33/(b)/                                           20,000      21,144
----------------------------------------------------------------------------------

RAILROADS-0.10%
Union Pacific Corp., Sr. Unsec. Notes, 4.88%, 01/15/15/(b)/     15,000      14,983
----------------------------------------------------------------------------------

REAL ESTATE-0.26%
Simon Property Group, L.P., Unsec. Unsub. Global Notes,
 6.35%, 08/28/12/(b)/                                           35,000      38,018
----------------------------------------------------------------------------------

SOVEREIGN DEBT-0.30%
United Mexican States (Mexico), Global Notes,
 7.50%, 01/14/12/(b)/                                           25,000      28,391
----------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A, Medium Term
 Global Notes, 6.75%, 09/27/34/(b)/                             15,000      14,850
----------------------------------------------------------------------------------
                                                                            43,241
----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.21%
Countrywide Home Loans, Inc.,-Series M, Gtd. Medium
 Term Notes, 4.13%, 09/15/09/(b)/                               30,000      29,915
----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
 SERVICES-0.05%
AT&T Wireless Services Inc., Sr. Unsec. Unsub.
 Global Notes, 8.75%, 03/01/31/(b)/                              5,000       6,748
----------------------------------------------------------------------------------
    Total Bonds & Notes
     (Cost $1,215,051)                                                   1,246,488
----------------------------------------------------------------------------------
U.S. TREASURY SECURITIES-4.50%

U.S. TREASURY NOTES-2.07%
1.88%, 11/30/05/(b)/                                           300,000     297,492
----------------------------------------------------------------------------------

U.S. TREASURY BONDS-2.43%
8.13%, 08/15/19/(b)/                                           180,000     245,840
----------------------------------------------------------------------------------
6.00%, 02/15/26/(b)/                                            90,000     103,205
----------------------------------------------------------------------------------
                                                                           349,045
----------------------------------------------------------------------------------
    Total U.S. Treasury Securities
     (Cost $647,363)                                                       646,537
----------------------------------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-4.06%

COMMERCIAL MORTGAGE
 OBLIGATIONS-4.06%
ABN AMRO Holding N.V. (Netherlands)-Series 2003-10,
 Class A1, Pass Through Ctfs., 4.50%, 09/25/18/(b)/    $    48,178 $     47,742
-------------------------------------------------------------------------------
Capital One Multi-Asset Execution Trust-Series
 2003-B4, Class B4, Floating Rate Pass Through Ctfs.,
 3.20%, 07/15/11/(b)(e)/                                    35,000       35,660
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-AR3, Class 5A1, Pass Through Ctfs.,
 4.82%, 04/25/34/(b)/                                       41,878       41,860
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-AR7, Class 2A1, Pass Through Ctfs.,
 4.89%, 11/25/34/(b)/                                       45,299       45,518
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-C4, Class A6, Pass Through Ctfs.,
 4.69%, 10/15/39/(b)/                                       50,000       49,509
-------------------------------------------------------------------------------
Fannie Mae Whole Loan-Series 2004-W2, Class 4A, Pass
 Through Ctfs., 4.26%, 02/25/44/(b)/                        54,266       55,921
-------------------------------------------------------------------------------
Fannie Mae Grantor Trust-Series 2004-T1, Class 2A,
 Pass Through Ctfs., 3.68%, 08/25/43/(b)/                  117,781      118,408
-------------------------------------------------------------------------------
Master Asset Securitization Trust-Series 2003-8, Class
 1A1, Pass Through Ctfs., 5.50%, 09/25/33/(b)/              77,033       77,427
-------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust-Series 2004-6AR,
 Class 2A2, Pass Through Ctfs., 4.17%, 08/25/34/(b)/        17,651       17,700
-------------------------------------------------------------------------------

                                                          PRINCIPAL     MARKET
                                                           AMOUNT       VALUE
---------------------------------------------------------------------------------

Commercial Mortgage
 Obligations-(Continued)
Structured Asset Securities Corp.-Series 2004-2AC, Class
 A1, Pass Through Ctfs., 5.05%, 02/25/34/(b)/            $    76,534 $     77,625
---------------------------------------------------------------------------------
Vanderbilt Mortgage Finance Inc.-Series 2002-B, Class
 A4, Pass Through Ctfs., 5.84%, 02/07/26/(b)/                 15,000       15,381
---------------------------------------------------------------------------------
    Total Asset-Backed Securities (Cost $587,517)                         582,751
---------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
 SECURITIES-1.41%

FEDERAL HOME LOAN MORTGAGE CORP.
 (FHLMC)-1.41%
Unsec. Global Notes,
 2.88%, 09/15/05/(b)/                                        150,000      150,151
---------------------------------------------------------------------------------
 6.25%, 07/15/32/(b)/                                         45,000       51,623
---------------------------------------------------------------------------------
    Total U.S. Government Agency Securities
     (Cost $198,002)                                                      201,774
---------------------------------------------------------------------------------

                                                           SHARES
MONEY MARKET FUNDS-7.65%
Premier Portfolio
 (Cost $1,098,425)/(f)(g)/                                 1,098,425    1,098,425
---------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.79% (Cost $13,634,490)                            14,330,221
---------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.21%                                        30,441
---------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $ 14,360,662
---------------------------------------------------------------------------------

Investment Abbreviations:

Ctfs.  Certificates
Deb.   Debentures
Gtd.   Guaranteed
Sr.    Senior
Sub.   Subordinated
Unsec. Unsecured
Unsub. Unsubordinated

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $4,125,748, which represented 28.79% of the Fund's Total Investments. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $29,904, which represented 0.21% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(e) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.

See accompanying notes which are an integral part of the financial statements.

                          AIM V.I. TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

 ASSETS:
 Investments, at market value (cost $12,536,065)                   $13,231,796
 ------------------------------------------------------------------------------
 Investments in affiliated money market funds (cost $1,098,425)      1,098,425
 ------------------------------------------------------------------------------
     Total investments (cost $13,634,490)                           14,330,221
 ------------------------------------------------------------------------------
 Receivables for:
   Fund shares sold                                                     38,491
 ------------------------------------------------------------------------------
   Dividends and interest                                               41,873
 ------------------------------------------------------------------------------
   Amount due from advisor                                               6,060
 ------------------------------------------------------------------------------
 Investment for trustee deferred compensation and retirement plans       5,572
 ------------------------------------------------------------------------------
     Total assets                                                   14,422,217
 ------------------------------------------------------------------------------

 LIABILITIES:
 Payables for:
   Fund shares reacquired                                                3,154
 ------------------------------------------------------------------------------
   Trustee deferred compensation and retirement plans                    6,123
 ------------------------------------------------------------------------------
 Accrued administrative services fees                                   22,484
 ------------------------------------------------------------------------------
 Accrued distribution fees-Series II                                         4
 ------------------------------------------------------------------------------
 Accrued transfer agent fees                                               357
 ------------------------------------------------------------------------------
 Accrued operating expenses                                             29,433
 ------------------------------------------------------------------------------
     Total liabilities                                                  61,555
 ------------------------------------------------------------------------------
 Net assets applicable to shares outstanding                       $14,360,662
 ------------------------------------------------------------------------------

 NET ASSETS CONSIST OF:
 Shares of beneficial interest                                     $15,405,733
 ------------------------------------------------------------------------------
 Undistributed net investment income                                   177,475
 ------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment securities  (1,918,277)
 ------------------------------------------------------------------------------
 Unrealized appreciation of investment securities                      695,731
 ------------------------------------------------------------------------------
                                                                   $14,360,662
 ------------------------------------------------------------------------------

 NET ASSETS:
 Series I                                                          $14,350,067
 ------------------------------------------------------------------------------
 Series II                                                         $    10,595
 ------------------------------------------------------------------------------

 SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:
 Series I                                                            1,109,910
 ------------------------------------------------------------------------------
 Series II                                                                 821
 ------------------------------------------------------------------------------
 Series I:
  Net asset value per share                                        $     12.93
 ------------------------------------------------------------------------------
 Series II:
  Net asset value per share                                        $     12.91
 ------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

 INVESTMENT INCOME:
 Interest                                                           $ 204,305
 -----------------------------------------------------------------------------
 Dividends                                                            149,781
 -----------------------------------------------------------------------------
 Dividends from affiliated money market funds                           8,203
 -----------------------------------------------------------------------------
     Total investment income                                          362,289
 -----------------------------------------------------------------------------

 EXPENSES:
 Advisory fees                                                        112,671
 -----------------------------------------------------------------------------
 Administrative services fees                                          73,369
 -----------------------------------------------------------------------------
 Custodian fees                                                         9,091
 -----------------------------------------------------------------------------
 Distribution fees-Series II                                               17
 -----------------------------------------------------------------------------
 Transfer agent fees                                                    3,052
 -----------------------------------------------------------------------------
 Trustees' fees and retirement benefits                                10,608
 -----------------------------------------------------------------------------
 Reports to shareholders                                               24,819
 -----------------------------------------------------------------------------
 Professional fees                                                     36,330
 -----------------------------------------------------------------------------
 Other                                                                  5,162
 -----------------------------------------------------------------------------
     Total expenses                                                   275,119
 -----------------------------------------------------------------------------
 Less:Fees waived                                                     (87,778)
 -----------------------------------------------------------------------------
     Net expenses                                                     187,341
 -----------------------------------------------------------------------------
 Net investment income                                                174,948
 -----------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:
 Net realized gain from investment securities                         742,157
 -----------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment
  securities                                                         (440,964)
 -----------------------------------------------------------------------------
 Net gain from investment securities                                  301,193
 -----------------------------------------------------------------------------
 Net increase in net assets resulting from operations               $ 476,141
 -----------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                          AIM V.I. TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and 2003

                                                                                                          2004         2003
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                               $   174,948  $   248,896
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                                                            742,157      591,762
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                          (440,964)   1,524,638
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  476,141    2,365,296
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
 Series I                                                                                                (243,375)    (378,364)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                  (179)          --
-------------------------------------------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions                                                    (243,554)    (378,364)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                                              (1,557,609)  (1,363,161)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                10,179           --
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                            (1,547,430)  (1,363,161)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                              (1,314,843)     623,771
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                    15,675,505   15,051,734
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $177,475 and $240,708, respectively)  $14,360,662  $15,675,505
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                          AIM V.I. TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Total Return Fund, formerly INVESCO VIF-Total Return Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek a high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

                          AIM V.I. TOTAL RETURN FUND

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $73,128. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $39,543. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.62% of the first $250 million, plus 0.605% of the next $250 million, plus 0.59% of the next $500 million, plus 0.575% of the next $1.5 billion, plus 0.56% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.53% of the next $2.5 billion, plus 0.515% of the Fund's average daily net assets in excess of $10 billion.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $68,888 and IFG waived fees of $18,883.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $56,091, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. Pursuant to such agreement for the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $17,278 for such services, of which IFG retained $4,097 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $3,052.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II

                          AIM V.I. TOTAL RETURN FUND
shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $10 after AIM Distributors waived Plan fees of $7.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

Investments of Daily Available Cash Balances:

                                                         UNREALIZED
                  MARKET VALUE PURCHASES    PROCEEDS    APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03    AT COST    FROM SALES  (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
Premier Portfolio   $680,734   $6,957,817 $(6,540,126)      $ --       $1,098,425   $8,203     $ --
-------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,835 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                     2004     2003
           ---------------------------------------------------------
           Distributions paid from ordinary income $243,554 $378,364
           ---------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

Tax Components of Net Assets:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
                ------------------------------------------------
                Undistributed ordinary income       $   181,253
                ------------------------------------------------
                Unrealized appreciation-investments     680,278
                ------------------------------------------------
                Temporary book/tax differences           (4,406)
                ------------------------------------------------
                Capital loss carryforward            (1,902,196)
                ------------------------------------------------
                Shares of beneficial interest        15,405,733
                ------------------------------------------------
                Total net assets                    $14,360,662
                ------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and return of capital distributions.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $732,141 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2008                $  729,218
                 ---------------------------------------------
                 December 31, 2010                 1,172,978
                 ---------------------------------------------
                 Total capital loss carryforward  $1,902,196
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $11,014,579 and $12,986,909, respectively.

             UNREALIZED APPRECIATION (DEPRECIATION) OF
               INVESTMENT SECURITIES ON A TAX BASIS
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $1,106,127
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (425,849)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $  680,278
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $13,649,943.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities and return of capital distribution, on December 31, 2004, undistributed net investment income (loss) was increased by $5,373, undistributed net realized gain (loss) was decreased by $5,140 and shares of beneficial interest decreased by $233. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

                        CHANGES IN SHARES OUTSTANDING/(a)/
----------------------------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                     --------------------------------------------
                                              2004                   2003
                                     ---------------------  ---------------------
                                      SHARES      AMOUNT     SHARES      AMOUNT
----------------------------------------------------------------------------------
Sold:
  Series I                            145,373  $ 1,836,849   176,152  $ 2,071,718
----------------------------------------------------------------------------------
  Series II/(b)/                          807       10,000        --           --
----------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                             18,880      243,375    30,464      378,364
----------------------------------------------------------------------------------
  Series II/(b)/                           14          179        --           --
----------------------------------------------------------------------------------
Reacquired:
  Series I                           (290,904)  (3,637,833) (325,180)  (3,813,243)
----------------------------------------------------------------------------------
                                     (125,830) $(1,547,430) (118,564) $(1,363,161)
----------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 95% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

                          AIM V.I. TOTAL RETURN FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                                   -----------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------
                                                                         2004         2003     2002      2001      2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.68          $ 11.11  $ 12.74   $ 13.21   $ 15.58
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.18/(a)/        0.23     0.37      0.19      0.33
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     0.29             1.65    (1.67)    (0.38)    (0.73)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  0.47             1.88    (1.30)    (0.19)    (0.40)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.22)           (0.31)   (0.33)    (0.28)    (0.06)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --               --       --        --     (1.91)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.22)           (0.31)   (0.33)    (0.28)    (1.97)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.93          $ 12.68  $ 11.11   $ 12.74   $ 13.21
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     3.73%           16.98%  (10.22)%   (1.47)%   (2.17)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $14,350          $15,676  $15,052   $23,171   $19,851
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.25%/(c)/       1.15%    1.15%     1.15%     1.21%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.83%/(c)/       1.49%    1.34%     1.31%     1.44%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.16%/(a)(c)/    1.64%    1.86%     2.02%     2.38%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 77%             115%      61%       82%      103%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $0.16 and 0.99%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $15,015,979.

                                                               SERIES II
                                                           -----------------
                                                            APRIL 30, 2004
                                                              (DATE SALES
                                                             COMMENCED) TO
                                                           DECEMBER 31, 2004
 ------------------------------------------------------------------------------
 Net asset value, beginning of period                           $12.40
 ------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                                          0.22/(a)/
 ------------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)         0.51
 ------------------------------------------------------------------------------
     Total from investment operations                             0.73
 ------------------------------------------------------------------------------
 Less dividends from net investment income                       (0.22)
 ------------------------------------------------------------------------------
 Net asset value, end of period                                 $12.91
 ------------------------------------------------------------------------------
 Total return/(b)/                                                5.91%
 ------------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                       $   11
 ------------------------------------------------------------------------------
 Ratio of expenses to average net assets:
   With fee waivers                                               1.45%/(c)/
 ------------------------------------------------------------------------------
   Without fee waivers                                            2.22%/(c)/
 ------------------------------------------------------------------------------
 Ratio of net investment income to average net assets             0.96%/(a)(c)/
 ------------------------------------------------------------------------------
 Portfolio turnover rate/(d)/                                       77%
 ------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $0.20 and 0.79%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $10,143. /(d)/Not annualized for periods less than one year.

                          AIM V.I. TOTAL RETURN FUND

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue

                          AIM V.I. TOTAL RETURN FUND
sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                          AIM V.I. TOTAL RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM V.I. Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Total Return Fund, formerly known as INVESCO VIF-Total Return Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund"), at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 11, 2005
Houston, Texas

                          AIM V.I. TOTAL RETURN FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of INVESCO VIF-Total Return Fund ("Fund"), (now known as AIM V.I. Total Return Fund) an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), (now known as AIM Variable Insurance Funds), a Delaware statutory trust, was held April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board of INVESCO Variable Investment Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James
     T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack
     M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

The results of the voting on the above matters were as follows:

                                                    WITHHOLDING
                     TRUSTEES/MATTER     VOTES FOR   AUTHORITY
                -----------------------------------------------
                (1)* Bob R. Baker....... 93,545,754  4,458,528
                     Frank S. Bayley.... 93,653,161  4,351,121
                     James T. Bunch..... 93,688,828  4,315,454
                     Bruce L. Crockett.. 93,737,421  4,266,861
                     Albert R. Dowden... 93,716,317  4,287,965
                     Edward K. Dunn, Jr. 93,623,043  4,381,239
                     Jack M. Fields..... 93,746,928  4,257,354
                     Carl Frischling.... 93,654,819  4,349,463
                     Robert H. Graham... 93,716,756  4,287,526
                     Gerald J. Lewis.... 93,594,018  4,410,264
                     Prema Mathai-Davis. 93,482,582  4,521,700
                     Lewis F. Pennock... 93,664,049  4,340,233
                     Ruth H. Quigley.... 93,518,516  4,485,766
                     Louis S. Sklar..... 93,623,163  4,381,119
                     Larry Soll, Ph.D... 93,521,612  4,482,670
                     Mark H. Williamson. 93,642,072  4,362,210


     MATTER                                                                                                        VOTES FOR
------------------------------------------------------------------------------------------------------------------------------
(2)  Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.....................................  1,100,011
(3)  Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc..  1,103,377
(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware Statutory trust....................... 88,123,016

                                                                                                                VOTES
MATTER                                                                                                         AGAINST
------------------------------------------------------------------------------------------------------------------------
Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.....................................     9,168
Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc..     9,586
To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware Statutory trust....................... 3,299,467

                                                                                                               WITHHELD/
MATTER                                                                                                        ABSTENTIONS
-------------------------------------------------------------------------------------------------------------------------
Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.....................................     17,485
Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc..     13,701
To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware Statutory trust.......................  6,581,799

* Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.

                          AIM V.I. TOTAL RETURN FUND

TRUSTEES AND OFFICERS
As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND               TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST       OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
  Interested Persons
---------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946         1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair and President                    Group Inc. (financial services holding
                                                       company); Director and Vice Chairman,
                                                       AMVESCAP PLC and Chairman, AMVESCAP
                                                       PLC -- AIM Division (parent of AIM and
                                                       a global investment management firm)

                                                       Formerly: President and Chief Executive
                                                       Officer, A I M Management Group Inc.;
                                                       Director, Chairman and President, A I M
                                                       Advisors, Inc. (registered investment
                                                       advisor); Director and Chairman, A I M
                                                       Capital Management, Inc. (registered
                                                       investment advisor), A I M
                                                       Distributors, Inc. (registered broker
                                                       dealer), AIM Investment Services, Inc.,
                                                       (registered transfer agent), and Fund
                                                       Management Company (registered broker
                                                       dealer); and Chief Executive Officer,
                                                       AMVESCAP PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951       2003             Director, President and Chief Executive  None
  Trustee and Executive Vice                           Officer, A I M Management Group Inc.
  President                                            (financial services holding company);
                                                       Director, Chairman and President, A I M
                                                       Advisors, Inc. (registered investment
                                                       advisor); Director, A I M Capital
                                                       Management, Inc. (registered investment
                                                       advisor) and A I M Distributors, Inc.
                                                       (registered broker dealer); Director
                                                       and Chairman, AIM Investment Services,
                                                       Inc. (registered transfer agent), Fund
                                                       Management Company (registered broker
                                                       dealer) and INVESCO Distributors Inc.
                                                       (registered broker dealer); and Chief
                                                       Executive Officer, AMVESCAP PLC -- AIM
                                                       Division (parent of AIM and a global
                                                       investment management firm)

                                                       Formerly: Director, Chairman, President
                                                       and Chief Executive Officer, INVESCO
                                                       Funds Group, Inc.; President and Chief
                                                       Executive Officer, INVESCO
                                                       Distributors, Inc.; Chief Executive
                                                       Officer, AMVESCAP PLC -- Managed
                                                       Products; Chairman and Chief Executive
                                                       Officer of NationsBanc Advisors, Inc.;
                                                       and Chairman of NationsBanc
                                                       Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
---------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett/3/ -- 1944        1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                    Associates (technology consulting        company); and Captaris, Inc.
                                                       company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                2004             Retired                                  None
  Trustee
                                                       Formerly: President and Chief Executive
                                                       Officer, AMC Cancer Research Center;
                                                       and Chairman and Chief Executive
                                                       Officer, First Columbia Financial
                                                       Corporation
---------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939             2001             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                       investment company)
                                                       Formerly: Partner, law firm of Baker &
                                                       McKenzie
---------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942              2004             Co-President and Founder, Green,         None
  Trustee                                              Manning & Bunch Ltd., (investment
                                                       banking firm); and Director, Policy
                                                       Studies, Inc. and Van Gilder Insurance
                                                       Corporation
---------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941            2000             Director of a number of public and       Cortland Trust, Inc. (Chairman)
  Trustee                                              private business corporations,           (registered investment company);
                                                       including the Boss Group Ltd. (private   Annuity and Life Re (Holdings),
                                                       investment and management) and Magellan  Ltd. (insurance company)
                                                       Insurance Company

                                                       Formerly: Director, President and Chief
                                                       Executive Officer, Volvo Group North
                                                       America, Inc.; Senior Vice President,
                                                       AB Volvo; and director of various
                                                       affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935         1998             Retired                                  None
  Trustee
                                                       Formerly: Chairman, Mercantile Mortgage
                                                       Corp.; President and Chief Operating
                                                       Officer, Mercantile-Safe Deposit &
                                                       Trust Co.; and President, Mercantile
                                                       Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952              1997             Chief Executive Officer, Twenty First    Administaff, and Discovery Global
  Trustee                                              Century Group, Inc. (government affairs  Education Fund (non-profit)
                                                       company) and Texana Timber LP
                                                       (sustainable forestry company)

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                          AIM V.I. TOTAL RETURN FUND

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                 OTHER
NAME, YEAR OF BIRTH AND                TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc.
 Trustee                                                Naftalis and Frankel LLP                 (registered investment
                                                                                                 company)
------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2004             Chairman, Lawsuit Resolution Services    General Chemical Group,
 Trustee                                                (California)                             Inc.

                                                        Formerly: Associate Justice of the
                                                        California Court of Appeals
------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
------------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1993             Partner, law firm of Pennock & Cooper    None
 Trustee
------------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001             Retired                                  None
 Trustee
------------------------------------------------------------------------------------------------------------------------
 Louis S. Sklar/4/ -- 1939             1993             Executive Vice President, Development    None
 Trustee                                                and Operations Hines Interests Limited
                                                        Partnership (real estate development
                                                        company)
------------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2004             Retired                                  None
 Trustee
------------------------------------------------------------------------------------------------------------------------
Other Officers
------------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/5/ -- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and                              Group Inc. (financial services holding
 Chief Compliance Officer                               company); Senior Vice President and
                                                        Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; and Vice President,
                                                        AIM Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds.
------------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. (financial
                                                        services holding company) and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC and Vice President
                                                        A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1993             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc., and
                                                        Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                1993             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly, Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, AIM Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
------------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
------------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company; and Vice President,
                                                        A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
 Edgar M. Larsen/4/ -- 1940            1999             Executive Vice President, A I M          N/A
 Vice President                                         Management Group, Inc.; Senior Vice
                                                        President, A I M Advisors, Inc., and
                                                        President, Director of Investments,
                                                        Chief Executive Officer and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc. (See footnote (4)
                                                        below.)

                                                        Formerly: Director of AIM Advisors,
                                                        Inc. and A I M Management Group Inc.,
                                                        A I M Advisors, Inc.; and Director and
                                                        Chairman, A I M Capital Management, Inc.

--------------------------------------------------------------------------------
/4/ Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
/5/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR        DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc         A I M Distributors, Inc.    PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza           1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                   Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173      Houston, TX 77002-5678


COUNSEL TO THE FUND         COUNSEL TO THE            TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP         INDEPENDENT TRUSTEES      AIM Investment Services, Inc. State Street Bank and Trust
3000 K N.W., Suite 500      Kramer, Levin, Naftalis &   P.O. Box 4739               Company
Washington, D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739      225 Franklin Street
                            919 Third Avenue                                        Boston, MA 02110-2801
                            New York, NY 10022-3852

SUB-ADVISOR
INVESCO Institutional (N.A.), Inc.
Fixed Income/Stable Value division
The Aegon Center
400 West Market Street, Suite 3300
Louisville, KY 40202-3360
and
INVESCO Institutional (N.A.), Inc.
National Asset Management division
The Aegon Center
400 West Market Street, Suite 2500
Louisville, KY 40202-3349



REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 67.85% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION
Of the ordinary dividends paid, 4.09% was derived from U.S. Treasury
Obligations.

                          AIM V.I. TOTAL RETURN FUND

                                                         AIM V.I. UTILITIES FUND

                               Annual Report to Shareholders . December 31, 2004

                          EFFECTIVE OCTOBER 15, 2004, INVESCO VIF-UTILITIES FUND
                                            WAS RENAMED AIM V.I. UTILITIES FUND.

                                    AIM V.I. UTILITIES FUND seeks capital growth
                                                             and current income.

          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
                                      12/31/04 AND IS BASED ON TOTAL NET ASSETS.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

                          [Your goals. Our solutions.]
                            - registered trademark -
                                                         [AIM Investments Logo]
                                                        - registered trademark -

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. UTILITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

It was a very good year for the fund and for the utilities sector as a whole. The fund's strong results closely tracked those of its peer group, as represented by the Lipper Utility Fund Index. Further, that index's 23.90% return was more than double the 10.87% return of the S&P 500 Index, which is used to represent the U.S. stock market in general.

================================================================================
FUND VS. INDEXES

Total returns, 12/31/03-12/31/04, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                                                           23.56%
Series II Shares                                                          23.24
S&P 500 Index (Broad Market Index)                                        10.87
Lipper Utility Fund Index (Peer Group Index)                              23.90

Source: Lipper, Inc.
================================================================================

The fund's outperformance of the S&P 500 Index occurred largely because the utilities sector outperformed other sectors in that index during the fiscal year. Stocks in the utilities sector have traditionally been popular with investors seeking current income because utilities stocks have typically paid dividends. During 2004, interest rate movements combined with the tax reduction on dividend income made dividend-paying stocks, including utilities, a more appealing alternative.

HOW WE INVEST

In pursuit of the fund's objectives of capital growth and current income, we strive to provide a strong dividend yield while also attempting to hold volatility in check.

     The fund holds both domestic and international utilities stocks, focusing on three major industries: electric utilities, telecommunications and natural gas. Exposure is diversified across utilities industries, countries and capitalization sizes to limit volatility. We concentrate on companies that demonstrate consistent earning power, hold defensible market positions, and offer good prospects for both earnings growth and dividend yield.

     The fund's investment process begins with sector-specific fundamental research to identify trends affecting the utility industries and the companies best positioned to benefit from those trends. Then we use a combination of quantitative, fundamental and valuation analysis to determine which of those stocks would be best suited for the portfolio.

     During the year, this strategy led us to a diverse set of investment opportunities for the fund. As a group, stocks in the utility industries and related industries such as energy tended to outperform the broad market for the year, and the fund benefited from successful stock selection.

MARKET CONDITIONS AND YOUR FUND

The second half of 2004 offered especially beneficial conditions for the fund and the utilities sector in general. The economy had been growing for several quarters. Beginning in late June, the Federal Reserve (the Fed) began raising its target federal funds rate to forestall the inflation that often accompanies economic growth.

     Increases in interest rates have generally tended to lower the value of existing bonds, causing their yields--which move inversely to their prices--to rise. Investors seeking current income often buy utilities stocks as an alternative to bonds, so dividend yield is an important competitive consideration. This year, the reduced taxes on dividend income made dividend-paying equities such as utilities stocks more attractive in comparison to bonds. The resulting increase in demand tended to elevate the market values of utilities stocks, further boosting total return.

     This trend continued to build through the remainder of 2004, as the Fed raised its target federal funds rate four more times, reaching 2.25% by the end of the year. Interestingly, though short-term interest rates rose, rates for long-term bonds actually declined. We concluded that this indicated the bond market was pricing in the expectation of more muted economic growth and slower inflation over the longer term. This effect operated to the further advantage of utilities stocks, as their dividend yields compared more favorably with the lower

================================================================================
PORTFOLIO COMPOSITION
By sector

                                   [PIE CHART]

Utilities                                                                  74.2%
Telecommunication                                                          12.5%
Energy                                                                      6.6%
Money Market Funds plus
Other Assets Less Liabilities                                               4.3%
Materials                                                                   2.4%

TOTAL NET ASSETS                                                  $160.2 million
TOTAL NUMBER OF HOLDINGS*                                                     46

================================================================================

================================================================================

TOP 10 EQUITY HOLDINGS*

 1. TXU Corp.                                                               4.9%
 2. Exelon Corp.                                                            4.6
 3. Entergy Corp.                                                           4.2
 4. Dominion Resources, Inc.                                                4.0
 5. Questar Corp.                                                           4.0
 6. Pacific Gas & Electric Co.                                              3.9
 7. FirstEnergy Corp.                                                       3.7
 8. Williams Cos., Inc. (The)                                               3.6
 9. FPL Group, Inc.                                                         3.5
10. Kinder Morgan, Inc.                                                     3.0
================================================================================

================================================================================

TOP INDUSTRIES*

 1. Electric Utilities                                                     46.7%
 2. Multi-Utilities & Unregulated Power                                    21.3
 3. Integrated Telecommunication Services                                  10.4
 4. Oil & Gas Refining, Marketing & Transportation                          6.6
 5. Gas Utilities                                                           4.7
 6. Diversified Metals & Mining                                             2.4
 7. Wireless Telecommunication Services                                     2.1
 8. Water Utilities                                                         1.5
================================================================================

*Excluding money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

AIM V.I. UTILITIES FUND

market estimate of bond yields over the long term.

     Electric utilities remained the largest industry weighting in the fund, though we reduced that weight somewhat over the course of the year. Regulated electric utilities were especially attractive, as their dividends tend to be higher on average than those of unregulated utilities. However, unregulated utilities typically offer higher earnings growth potential and continued to have a place in the portfolio.

     Indeed, the year's top contributor to the fund was Texas-based power producer and marketer TXU Corp., which operates in both regulated and unregulated environments. TXU gained market share as Texas accomplished a successful deregulation of the power industry, and its stock appreciated dramatically during 2004. TXU's management restructured the balance sheet to reduce interest payments and increase profits, and we judged its fundamentals to be sound. In our opinion, the company could achieve cost reductions which could fuel earnings growth.

     Also among the holdings that made the largest contributions to fund performance during the year was utility holding company Exelon, a good example of a successful regulated utility. We considered the company well run, and its dividend yield of nearly 4% made it an attractive holding.

     As economic and market forces shifted during the year, we moved to take advantage of opportunities and minimize difficulties. We increased exposure to oil and gas refining and marketing, which benefited from the year's notable increase in energy prices.

     We reduced the fund's weighting in telecommunications because we were dissatisfied with the fundamentals of companies in the sector. Many of them have significant debt loads, and the sector as a whole lacks pricing power because of the significant inroads made by the wireless telecommunications industry. Some customers have begun using only cell phones, decreasing demand for the land-line phones that are the backbone of many companies.

                             It was a very good year
                              for the fund and for
                              the utilities sector
                                   as a whole.

     The year's largest detractor from fund performance--though the loss was only a fraction of one percent--was BellSouth, which had been among our largest telecommunication services holdings. After BellSouth became involved with another "Baby Bell" in the purchase of the former AT&T Wireless division, analysts felt the buyers overpaid for the acquisition. BellSouth's stock suffered, and we exited our position.

     The fund's international utilities--about 13% of fund assets--performed well on the whole, especially because, as the dollar weakened over the year, exchange rates magnified the dollar value of their returns.

IN CLOSING

We were very pleased with the fund's performance during 2004. Of course, we recognize that funds' prospects shift with changing economic conditions, and that there are likely to be periods during which the fund underperforms the broad market. For this reason, we continue to recommend that investors keep their assets diversified among various classes of securities. As always, we thank you for your continued investment in AIM V.I. Utilities Fund.

The views and opinions expressed in Management's Discussion of Fund Performance are those of AIM Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but AIM Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

[SEGNER PHOTO]

JOHN S. SEGNER, senior portfolio manager, is lead manager of AIM V.I. Utilities Fund. He has been in the investment business since 1980 and joined INVESCO in 1997. He holds a B.S. from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas-Austin.

                              [RIGHT ARROW GRAPHIC]

For further information on your fund, its expenses and its long-term performance, please turn the page.

PRINCIPAL RISKS OF INVESTING IN THE FUND

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

     Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

     Portfolio turnover is greater than that of most funds, which may affect performance.

AIM V.I. UTILITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the fund, you incur ongoing costs, including management fees, distribution and/or service fees (12b-l), and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

================================================================================
                                                                          HYPOTHETICAL
                                           ACTUAL              (5% annual return before expenses)
                                ----------------------------   ----------------------------------
            Beginning Account   Ending Account     Expenses       Ending Account     Expenses
  Share           Value              Value       Paid During           Value       Paid During
  Class         (7/01/04)        (12/31/04)/1/    Period/2/         (12/31/04)      Period/2/
---------   -----------------   --------------   -----------      --------------   -----------
Series I        $1,000.00          $1,203.50        $5.37            $1,020.26        $4.93
Series II        1,000.00           1,201.40         6.75             1,019.00         6.19

/1/ The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 20.35% and 20.14% for Series I and Series II shares, respectively.

/2/ Expenses are equal to the fund's annualized expense ratio (0.97% and 1.22% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

================================================================================

AIM V.I. UTILITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04

Series I Shares
10 Years                                                                   6.44%
5 Years                                                                   -3.82
1 Year                                                                    23.56

Series II Shares
10 Years                                                                   6.18%
5 Years                                                                   -4.07
1 Year                                                                    23.24
================================================================================

     Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series I shares is 12/30/94. The inception date of the fund's Series II shares is 4/30/04. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

================================================================================
RESULTS OF A $10,000 INVESTMENT
12/30/94-12/31/04 Index results from 12/31/94

                    [MOUNTAIN CHART]

           AIM V.I. Utilities   S&P 500   Lipper Utility
  Date        Fund-Series I      Index      Fund Index
--------   ------------------   -------   --------------
12/30/94         $10000         $10000        $10000
    3/95          10090          10973         10447
    6/95          10110          12019         11131
    9/95          10180          12973         11900
   12/95          10909          13753         12711
    3/96          11050          14491         12662
    6/96          11815          15141         13122
    9/96          11634          15609         12826
   12/96          12302          16909         13897
    3/97          11942          17363         13761
    6/97          13095          20392         14984
    9/97          13754          21919         15739
   12/97          15182          22548         17470
    3/98          17185          25691         19202
    6/98          17059          26544         18906
    9/98          16258          23910         18712
   12/98          19051          28997         20684
    3/99          19480          30441         19914
    6/99          21270          32583         22085
    9/99          20436          30554         21335
   12/99          22699          35096         23690
    3/00          25925          35900         25372
    6/00          23672          34946         24078
    9/00          25166          34608         26485
   12/00          23895          31902         25721
    3/01          21999          28122         24024
    6/01          19955          29767         23249
    9/01          15643          25399         20392
   12/01          16147          28113         20231
    3/02          15343          28191         19792
    6/02          13681          24416         17233
    9/02          11822          20200         14295
   12/02          12864          21902         15638
    3/03          12289          21212         14983
    6/03          14076          24476         17562
    9/03          13938          25124         17339
   12/03          15113          28181         19012
    3/04          15498          28658         19818
    6/04          15515          29151         19817
    9/04          16557          28606         20981
   12/04         $18672         $31245        $23555

                                                            Source: Lipper, Inc.

================================================================================

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I, Utilities Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the fund directly. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. *

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The unmanaged Lipper Utility Fund Index represents an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

*Per N4SD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

SCHEDULE OF INVESTMENTS
December 31, 2004

                                                          MARKET
                                               SHARES     VALUE
             ------------------------------------------------------
             DOMESTIC COMMON STOCKS-82.21%

             DIVERSIFIED METALS & MINING-2.38%
             Peabody Energy Corp.               47,000 $  3,802,770
             ------------------------------------------------------

             ELECTRIC UTILITIES-40.73%
             Ameren Corp.                       80,000    4,011,200
             ------------------------------------------------------
             American Electric Power Co., Inc.  90,000    3,090,600
             ------------------------------------------------------
             CenterPoint Energy, Inc.          150,000    1,695,000
             ------------------------------------------------------
             Cinergy Corp.                      72,000    2,997,360
             ------------------------------------------------------
             DTE Energy Co.                     36,000    1,552,680
             ------------------------------------------------------
             Edison International              135,000    4,324,050
             ------------------------------------------------------
             Entergy Corp.                     100,000    6,759,000
             ------------------------------------------------------
             Exelon Corp.                      168,024    7,404,818
             ------------------------------------------------------
             FirstEnergy Corp.                 150,000    5,926,500
             ------------------------------------------------------
             FPL Group, Inc.                    75,000    5,606,250
             ------------------------------------------------------
             OGE Energy Corp.                   70,000    1,855,700
             ------------------------------------------------------
             Pacific Gas & Electric Co./(a)/   190,000    6,323,200
             ------------------------------------------------------
             PPL Corp.                          87,000    4,635,360
             ------------------------------------------------------
             TXU Corp.                         122,000    7,876,320
             ------------------------------------------------------
             Wisconsin Energy Corp.             35,000    1,179,850
             ------------------------------------------------------
                                                         65,237,888
             ------------------------------------------------------

             GAS UTILITIES-3.42%
             KeySpan Corp.                     100,000    3,945,000
             ------------------------------------------------------
             Peoples Energy Corp.               35,000    1,538,250
             ------------------------------------------------------
                                                          5,483,250
             ------------------------------------------------------

             INTEGRATED TELECOMMUNICATIONS
              SERVICES-9.03%
             Citizens Communications Co.       275,000    3,792,250
             ------------------------------------------------------
             SBC Communications Inc.           115,006    2,963,704
             ------------------------------------------------------
             Sprint Corp.                      170,000    4,224,500
             ------------------------------------------------------
             Verizon Communications Inc.        86,019    3,484,630
             ------------------------------------------------------
                                                         14,465,084
             ------------------------------------------------------

             MULTI-UTILITIES & UNREGULATED
              POWER-18.53%
             Calpine Corp./(a)/                865,000    3,408,100
             ------------------------------------------------------
             Dominion Resources, Inc.           95,000    6,435,300
             ------------------------------------------------------
             Equitable Resources, Inc.          70,000    4,246,200
             ------------------------------------------------------
             ONEOK, Inc.                       100,000    2,842,000
             ------------------------------------------------------
             Questar Corp.                     125,000    6,370,000
             ------------------------------------------------------
             SCANA Corp.                        50,000    1,970,000
             ------------------------------------------------------
             Sempra Energy                     120,000    4,401,600
             ------------------------------------------------------
                                                         29,673,200
             ------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
  ---------------------------------------------------------------------------

  OIL & GAS REFINING MARKETING &
   TRANSPORTATION-6.58%
  Kinder Morgan, Inc.                                    65,000  $  4,753,450
  ---------------------------------------------------------------------------
  Williams Cos., Inc. (The)                             355,000     5,782,950
  ---------------------------------------------------------------------------
                                                                   10,536,400
  ---------------------------------------------------------------------------

  WATER UTILITIES-1.54%
  Aqua America Inc.                                     100,000     2,459,000
  ---------------------------------------------------------------------------
      Total Domestic Common Stocks
       (Cost $108,227,862)                                        131,657,592
  ---------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-13.30%

  FRANCE-1.48%
  Veolia Environnement
   (Multi-Utilities & Unregulated Power)/(b)/            65,400     2,363,122
  ---------------------------------------------------------------------------

  GERMANY-1.99%
  E.ON A.G. (Electric Utilities)/(b)/                    35,170     3,190,407
  ---------------------------------------------------------------------------

  ITALY-3.39%
  Enel S.p.A. (Electric Utilities)/(b)/                 310,000     3,041,186
  ---------------------------------------------------------------------------
  Telecom Italia S.p.A.
   (Integrated Telecommunications Services)/(b)/        220,222       712,140
  ---------------------------------------------------------------------------
  Terna S.p.A. (Electric Utilities)                     587,400     1,681,265
  ---------------------------------------------------------------------------
                                                                    5,434,591
  ---------------------------------------------------------------------------

  SPAIN-1.83%
  Endesa, S.A. (Electric Utilities)/(b)/                 63,562     1,484,312
  ---------------------------------------------------------------------------
  Telefonica, S.A.
   (Integrated Telecommunications Services)/(b)/         76,705     1,439,620
  ---------------------------------------------------------------------------
                                                                    2,923,932
  ---------------------------------------------------------------------------

  UNITED KINGDOM-4.61%
  Centrica PLC (Gas Utilities)/(b)/                     443,250     2,005,758
  ---------------------------------------------------------------------------
  National Grid Transco PLC
   (Multi-Utilities & Unregulated Power)/(b)/           218,942     2,083,234
  ---------------------------------------------------------------------------
  Vodafone Group PLC
   (Wireless Telecommunication Services)/(b)/           803,526     2,184,489
  ---------------------------------------------------------------------------
  Vodafone Group PLC-ADR
   (Wireless Telecommunication Services)                 40,600     1,111,628
  ---------------------------------------------------------------------------
                                                                    7,385,109
  ---------------------------------------------------------------------------
      Total Foreign Stocks & Other Equity Interests
       (Cost $16,932,018)                                          21,297,161
  ---------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
  BONDS & NOTES-0.19%

  ELECTRIC UTILITIES-0.13%
  AmerenEnergy Generating Co.-Series C, Sr. Unsec.
   Global Notes, 7.75%, 11/01/05/(c)/                  $100,000       103,883
  ---------------------------------------------------------------------------
  Kansas City Power & Light Co., Sr. Unsec. Notes,
   7.13%, 12/15/05/(c)/                                 100,000       103,548
  ---------------------------------------------------------------------------
                                                                      207,431
  ---------------------------------------------------------------------------

                            AIM V.I. UTILITIES FUND

                                                    PRINCIPAL     MARKET
                                                     AMOUNT       VALUE
   -------------------------------------------------------------------------

   INTEGRATED TELECOMMUNICATIONS
    SERVICES-0.06%
   British Telecommunications PLC (United Kingdom),
    Global Notes, 7.88%, 12/15/05/(c)/              $  100,000 $    104,316
   -------------------------------------------------------------------------
       Total Bonds & Notes
        (Cost $312,814)                                             311,747
   -------------------------------------------------------------------------

                                                     SHARES
   MONEY MARKET FUNDS-4.34%
   Premier Portfolio (Cost $6,951,654)/(d)(e)/       6,951,654    6,951,654
   -------------------------------------------------------------------------
   TOTAL INVESTMENTS-100.04% (Cost $132,424,348)                160,218,154
   -------------------------------------------------------------------------
   OTHER ASSETS LESS LIABILITIES-(0.04%)                            (62,531)
   -------------------------------------------------------------------------
   NET ASSETS-100.00%                                          $160,155,623
   -------------------------------------------------------------------------

Investment Abbreviations:

ADR-American Depositary Receipt
Sr.-Senior
Unsec.-Unsecured

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $18,504,268, which represented 11.55% of the Fund's Total Investments. See
    Note 1A.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $311,747, which represented 0.19% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
Investments, at market value (cost $125,472,694)                        $153,266,500
-------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $6,951,654)             6,951,654
-------------------------------------------------------------------------------------
    Total investments (cost $132,424,348)                                160,218,154
-------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $739)                                  737
-------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                           147,170
-------------------------------------------------------------------------------------
  Dividends and interest                                                     349,979
-------------------------------------------------------------------------------------
  Investments matured (Note 8)                                                32,358
-------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             52,882
-------------------------------------------------------------------------------------
    Total assets                                                         160,801,280
-------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                     372,288
-------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                          55,067
-------------------------------------------------------------------------------------
Accrued administrative services fees                                         180,981
-------------------------------------------------------------------------------------
Accrued distribution fees--Series II                                             346
-------------------------------------------------------------------------------------
Accrued transfer agent fees                                                    3,484
-------------------------------------------------------------------------------------
Accrued operating expenses                                                    33,491
-------------------------------------------------------------------------------------
    Total liabilities                                                        645,657
-------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                             $160,155,623
-------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                           $140,450,493
-------------------------------------------------------------------------------------
Undistributed net investment income                                        2,579,006
-------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                      (10,251,899)
-------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign currencies   27,378,023
-------------------------------------------------------------------------------------
                                                                        $160,155,623
-------------------------------------------------------------------------------------

NET ASSETS:
Series I                                                                $159,553,811
-------------------------------------------------------------------------------------
Series II                                                               $    601,812
-------------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                  10,222,926
-------------------------------------------------------------------------------------
Series II                                                                     38,642
-------------------------------------------------------------------------------------
Series I:
  Net asset value per share                                             $      15.61
-------------------------------------------------------------------------------------
Series II:
  Net asset value per share                                             $      15.57
-------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $109,823)     $ 4,079,900
    -----------------------------------------------------------------------
    Dividends from affiliated money market funds                    97,854
    -----------------------------------------------------------------------
    Interest                                                        11,530
    -----------------------------------------------------------------------
        Total investment income                                  4,189,284
    -----------------------------------------------------------------------

    EXPENSES:
    Advisory fees                                                  614,369
    -----------------------------------------------------------------------
    Administrative services fees                                   277,440
    -----------------------------------------------------------------------
    Custodian fees                                                  23,367
    -----------------------------------------------------------------------
    Distribution fees-Series II                                        848
    -----------------------------------------------------------------------
    Transfer agent fees                                             14,046
    -----------------------------------------------------------------------
    Trustees' fees and retirement benefits                          13,153
    -----------------------------------------------------------------------
    Other                                                           93,456
    -----------------------------------------------------------------------
        Total expenses                                           1,036,679
    -----------------------------------------------------------------------
    Less:Fees waived and expense offset arrangement                 (4,576)
    -----------------------------------------------------------------------
        Net expenses                                             1,032,103
    -----------------------------------------------------------------------
    Net investment income                                        3,157,181
    -----------------------------------------------------------------------

    REALIZED AND UNREALIZED GAIN FROM INVESTMENT
     SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain from:
      Investment securities                                      4,075,252
    -----------------------------------------------------------------------
      Foreign currencies                                            61,725
    -----------------------------------------------------------------------
                                                                 4,136,977
    -----------------------------------------------------------------------
    Change in net unrealized appreciation of:
      Investment securities                                     19,372,158
    -----------------------------------------------------------------------
      Foreign currencies                                             1,930
    -----------------------------------------------------------------------
                                                                19,374,088
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  23,511,065
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $26,668,246
    -----------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and 2003

                                                                                                              2004
------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                   $  3,157,181
------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies and foreign currency contracts            4,136,977
------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                     19,374,088
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    26,668,246
------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from net investment income-Series I                                      (1,790,572)
------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                  72,272,573
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    494,954
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                            72,767,527
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                              97,645,201
------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                         62,510,422
------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $2,579,006 and $1,194,003, respectively)  $160,155,623
------------------------------------------------------------------------------------------------------------------------

                                                                                                              2003
----------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                   $ 1,222,923
----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies and foreign currency contracts             142,852
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                     6,184,975
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    7,550,750
----------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from net investment income-Series I                                       (670,647)
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                 24,426,328
----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        --
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                           24,426,328
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                             31,306,431
----------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                        31,203,991
----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $2,579,006 and $1,194,003, respectively)  $62,510,422
----------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Utilities Fund, formerly INVESCO VIF-Utilities Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                            AIM V.I. UTILITIES FUND

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.60% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $479,175. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $135,194. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating

                            AIM V.I. UTILITIES FUND
expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any;
(ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,095.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $214,424, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $63,016 for such services, of which IFG retained $6,686 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $14,046.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $848.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $3,151,179  $89,764,418 $(85,963,943)      $ --       $6,951,654  $97,854     $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $1,481 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,481.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,963 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                            AIM V.I. UTILITIES FUND

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                     2004      2003
          -----------------------------------------------------------
          Distributions paid from ordinary income $1,790,572 $670,647
          -----------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               --------------------------------------------------
               Undistributed ordinary income        $  2,634,305
               --------------------------------------------------
               Unrealized appreciation--investments   26,402,725
               --------------------------------------------------
               Temporary book/tax differences            (49,708)
               --------------------------------------------------
               Capital loss carryforward              (9,282,192)
               --------------------------------------------------
               Shares of beneficial interest         140,450,493
               --------------------------------------------------
               Total net assets                     $160,155,623
               --------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, the treatment of corporate actions and the treatment of defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $3,566.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $5,603,621 of capital loss carryforward in the fiscal year ended December 31, 2005.
  The Fund utilized $1,198,507 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:


                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2008                $1,361,470
                 ---------------------------------------------
                 December 31, 2009                 7,920,722
                 ---------------------------------------------
                 Total capital loss carryforward  $9,282,192
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

                            AIM V.I. UTILITIES FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $100,455,986 and $43,988,943, respectively.
  Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $20,233,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at December 31, 2004 was $(419,349).

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $27,005,259
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities    (186,751)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $26,818,508
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $133,399,646.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and redomestication expenses, on December 31, 2004, undistributed net investment income was increased by $67,699, undistributed net realized gain
(loss) was decreased by $61,722 and shares of beneficial interest decreased by $5,977. Further, as a result of tax deferrals acquired in the reorganization of AIM V.I. Global Utilities Fund into the Fund, undistributed net investment income was decreased by $49,305, undistributed net realized gain (loss) was decreased by $5,754,529 and shares of beneficial interest was increased by $5,803,834. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                               CHANGES IN SHARES OUTSTANDING/(A)/
------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------
                                                       2004                      2003
                                             ------------------------  ------------------------
                                               SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------
Sold:
  Series I                                    7,260,883  $ 98,809,827   3,270,616  $ 38,622,032
------------------------------------------------------------------------------------------------
  Series II/(b)/                                  9,123       123,917          --            --
------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                                      141,547     1,790,572      53,910       670,647
------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(c)/
  Series I                                    1,651,306    20,891,460          --            --
------------------------------------------------------------------------------------------------
  Series II/(b)/                                 35,261       445,966          --            --
------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                   (3,656,840)  (49,219,286) (1,294,779)  (14,866,351)
------------------------------------------------------------------------------------------------
  Series II/(b)/                                 (5,742)      (74,929)         --            --
------------------------------------------------------------------------------------------------
                                              5,435,538  $ 72,767,527   2,029,747  $ 24,426,328
------------------------------------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 80% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
/(c)/As of the opening of business on April 30, 2004, the Fund acquired all of the nets assets of AIM V.I. Global Utilities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and AIM V.I. Global Utilities Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 1,686,567 shares of the Fund for 1,960,982 shares of AIM V.I. Global Utilities Fund outstanding as of the close of business on April 29, 2004. AIM V.I. Global Utilities Fund's net assets at that date of $21,337,426, including $1,651,275 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $69,390,372.

                            AIM V.I. UTILITIES FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                                   -------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                        2004          2003       2002      2001      2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  12.95       $ 11.16      $ 14.08   $ 21.06   $ 20.97
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.42/(a)/     0.33/(a)/    0.19      0.00      0.17
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.57          1.60        (3.05)    (6.83)     0.87
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   2.99          1.93        (2.86)    (6.83)     1.04
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.33)        (0.14)       (0.06)    (0.07)    (0.03)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --            --           --     (0.08)    (0.92)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.33)        (0.14)       (0.06)    (0.15)    (0.95)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  15.61       $ 12.95      $ 11.16   $ 14.08   $ 21.06
---------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     23.65%        17.38%      (20.32)%  (32.41)%    5.28%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $159,554       $62,510      $31,204   $20,947   $12,300
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.01%/(c)/    1.08%        1.15%     1.15%     1.22%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   3.09%/(c)/    2.84%        2.59%     1.13%     0.94%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  52%           58%         102%       33%       50%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $102,055,423.

                                                                SERIES II
                                                          ----------------------
                                                              APRIL 30, 2004
                                                          (DATE SALES COMMENCED)
                                                                    TO
                                                            DECEMBER 31, 2004
                                                          ----------------------
Net asset value, beginning of period                              $12.63
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.26/(a)/
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            2.68
--------------------------------------------------------------------------------
    Total from investment operations                                2.94
--------------------------------------------------------------------------------
Net asset value, end of period                                    $15.57
--------------------------------------------------------------------------------
Total return/(b)/                                                  23.28%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  602
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.28%/(c)/
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets                2.82%/(c)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                          52%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce the total returns.
/(c)/Ratios are annualized and based on average daily net assets of $504,858. /(d)/Not annualized for periods less than one year.

                            AIM V.I. UTILITIES FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

                            AIM V.I. UTILITIES FUND

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

                            AIM V.I. UTILITIES FUND

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.



                            AIM V.I. UTILITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM V.I. Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Utilities Fund, formerly known as INVESCO VIF-Utilities Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 11, 2005
Houston, Texas

                            AIM V.I. UTILITIES FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of INVESCO VIF-Utilities Fund (now known as AIM V.I. Utilities Fund), ("Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), (now known as AIM Variable Insurance Funds), a Delaware statutory trust, was held April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board of INVESCO Variable Investment Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James
     T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack
     M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2) To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

The results of the voting on the above matters were as follows:

                                                    WITHHOLDING
                     TRUSTEES/MATTER     VOTES FOR   AUTHORITY
                -----------------------------------------------
                (1)* Bob R. Baker....... 93,545,754  4,458,528
                     Frank S. Bayley.... 93,653,161  4,351,121
                     James T. Bunch..... 93,688,828  4,315,454
                     Bruce L. Crockett.. 93,737,421  4,266,861
                     Albert R. Dowden... 93,716,317  4,287,965
                     Edward K. Dunn, Jr. 93,623,043  4,381,239
                     Jack M. Fields..... 93,746,928  4,257,354
                     Carl Frischling.... 93,654,819  4,349,463
                     Robert H. Graham... 93,716,756  4,287,526
                     Gerald J. Lewis.... 93,594,018  4,410,264
                     Prema Mathai-Davis. 93,482,582  4,521,700
                     Lewis F. Pennock... 93,664,049  4,340,233
                     Ruth H. Quigley.... 93,518,516  4,485,766
                     Louis S. Sklar..... 93,623,163  4,381,119
                     Larry Soll, Ph.D... 93,521,612  4,482,670
                     Mark H. Williamson. 93,642,072  4,362,210

                                                         VOTES    WITHHELD/
        MATTER                              VOTES FOR   AGAINST  ABSTENTIONS
   -------------------------------------------------------------------------
   (2)  Approval of a new Investment
        Advisory Agreement with A I M
        Advisors, Inc......................  4,401,770    65,324    343,234
   (3)  Approval of a new Sub-Advisory
        Agreement between A I M Advisors,
        Inc. and INVESCO Institutional
        (N.A.), Inc........................  4,379,458    73,048    357,822
   (4)* Approval of an Agreement and Plan
        of Reorganization to redomesticate
        each series portfolio of Company
        as a new series portfolio of AIM
        Variable Insurance Funds, an
        existing Delaware statutory trust.. 88,123,016 3,299,467  6,581,799

* Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.

                            AIM V.I. UTILITIES FUND

TRUSTEES AND OFFICERS
As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                    OTHER
NAME, YEAR OF BIRTH AND                   TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST           OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
  Interested Persons
---------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946             1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair and President                        Group Inc. (financial services holding
                                                           company); Director and Vice Chairman,
                                                           AMVESCAP PLC and Chairman, AMVESCAP
                                                           PLC -- AIM Division (parent of AIM and
                                                           a global investment management firm)

                                                           Formerly: President and Chief Executive
                                                           Officer, A I M Management Group Inc.;
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director and Chairman, A I M
                                                           Capital Management, Inc. (registered
                                                           investment advisor), A I M
                                                           Distributors, Inc. (registered broker
                                                           dealer), AIM Investment Services, Inc.,
                                                           (registered transfer agent), and Fund
                                                           Management Company (registered broker
                                                           dealer); and Chief Executive Officer,
                                                           AMVESCAP PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951 Trustee   2003             Director, President and Chief Executive  None
  and Executive Vice President                             Officer, A I M Management Group Inc.
                                                           (financial services holding company);
                                                           Director, Chairman and President, A I M
                                                           Advisors, Inc. (registered investment
                                                           advisor); Director, A I M Capital
                                                           Management, Inc. (registered investment
                                                           advisor) and A I M Distributors, Inc.
                                                           (registered broker dealer); Director
                                                           and Chairman, AIM Investment Services,
                                                           Inc. (registered transfer agent), Fund
                                                           Management Company (registered broker
                                                           dealer) and INVESCO Distributors Inc.
                                                           (registered broker dealer); and Chief
                                                           Executive Officer, AMVESCAP PLC -- AIM
                                                           Division (parent of AIM and a global
                                                           investment management firm)

                                                           Formerly: Director, Chairman, President
                                                           and Chief Executive Officer, INVESCO
                                                           Funds Group, Inc.; President and Chief
                                                           Executive Officer, INVESCO
                                                           Distributors, Inc.; Chief Executive
                                                           Officer, AMVESCAP PLC -- Managed
                                                           Products; Chairman and Chief Executive
                                                           Officer of NationsBanc Advisors, Inc.;
                                                           and Chairman of NationsBanc
                                                           Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett/3/ -- 1944            1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                        Associates (technology consulting        company); and Captaris,
                                                           company)                                 Inc. (unified messaging
                                                                                                    provider)
---------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                    2004             Retired                                  None
  Trustee
                                                           Formerly: President and Chief Executive
                                                           Officer, AMC Cancer Research Center;
                                                           and Chairman and Chief Executive
                                                           Officer, First Columbia Financial
                                                           Corporation
---------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939                 2001             Retired                                  Badgley Funds, Inc.
  Trustee                                                                                           (registered investment
                                                           Formerly: Partner, law firm of Baker &   company)
                                                           McKenzie
---------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942                  2004             Co-President and Founder, Green,         None
  Trustee                                                  Manning & Bunch Ltd., (investment
                                                           banking firm); and Director, Policy
                                                           Studies, Inc. and Van Gilder Insurance
                                                           Corporation
---------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941                2000             Director of a number of public and       Cortland Trust, Inc.
  Trustee                                                  private business corporations,           (Chairman) (registered
                                                           including the Boss Group Ltd. (private   investment company);
                                                           investment and management) and Magellan  Annuity and Life Re
                                                           Insurance Company                        (Holdings), Ltd.
                                                                                                    (insurance company)
                                                           Formerly: Director, President and Chief
                                                           Executive Officer, Volvo Group North
                                                           America, Inc.; Senior Vice President,
                                                           AB Volvo; and director of various
                                                           affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935             1998             Retired                                  None
  Trustee
                                                           Formerly: Chairman, Mercantile Mortgage
                                                           Corp.; President and Chief Operating
                                                           Officer, Mercantile-Safe Deposit &
                                                           Trust Co.; and President, Mercantile
                                                           Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952                  1997             Chief Executive Officer, Twenty First    Administaff, and
  Trustee                                                  Century Group, Inc. (government affairs  Discovery Global
                                                           company) and Texana Timber LP            Education Fund (non-
                                                           (sustainable forestry company)           profit)

--------------------------------------------------------------------------------
/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                            AIM V.I. UTILITIES FUND

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                                                                                 OTHER
                                                                                                 DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND                TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    HELD BY
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE YEARS                                    TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc.
 Trustee                                                Naftalis and Frankel LLP                 (registered investment
                                                                                                 company)
-----------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2004             Chairman, Lawsuit Resolution Services    General Chemical
 Trustee                                                (California)                             Group, Inc.

                                                        Formerly: Associate Justice of the
                                                        California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
-----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1993             Partner, law firm of Pennock & Cooper    None
 Trustee
-----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001             Retired                                  None
 Trustee
-----------------------------------------------------------------------------------------------------------------------
 Louis S. Sklar/4/ -- 1939             1993             Executive Vice President, Development    None
 Trustee                                                and Operations Hines Interests Limited
                                                        Partnership (real estate development
                                                        company)
-----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2004             Retired                                  None
 Trustee
-----------------------------------------------------------------------------------------------------------------------
Other Officers
-----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/5/ -- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and                              Group Inc. (financial services holding
 Chief Compliance Officer                               company); Senior Vice President and
                                                        Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; and Vice President,
                                                        AIM Investment Services, Inc. and Fund
                                                        Management Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds.
-----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. (financial
                                                        services holding company) and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Director, Vice
                                                        President and General Counsel, Fund
                                                        Management Company and Senior Vice
                                                        President, A I M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC and Vice President
                                                        A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1993             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc., and
                                                        Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                1993             Managing Director and Director of Money  N/A
 Vice President                                         Market Research and Special Projects,
                                                        A I M Capital Management, Inc.; and
                                                        Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer,       N/A
 Vice President and Treasurer                           A I M Advisors, Inc.

                                                        Formerly, Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, AIM Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
 Mark D. Greenberg -- 1957             2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President and
                                                        Senior Portfolio Manager, INVESCO
                                                        Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
 William R. Keithler -- 1952           2004             Senior Portfolio Manager, A I M          N/A
 Vice President                                         Advisors, Inc.

                                                        Formerly: Senior Vice President,
                                                        Director of Sector Management and
                                                        Senior Portfolio
                                                        Manager, INVESCO Institutional (N.A.),
                                                        Inc.
-----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company; and Vice President,
                                                        A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------
 Edgar M. Larsen/4/ -- 1940            1999             Executive Vice President, A I M          N/A
 Vice President                                         Management Group, Inc.; Senior Vice
                                                        President, A I M Advisors, Inc., and
                                                        President, Director of Investments,
                                                        Chief Executive Officer and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc. (See footnote (4)
                                                        below.)

                                                        Formerly: Director of AIM Advisors,
                                                        Inc. and A I M Management Group Inc.,
                                                        A I M Advisors, Inc.; and Director and
                                                        Chairman, A I M Capital Management, Inc.

--------------------------------------------------------------------------------
/4/ Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
/5/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.         A I M Advisors, Inc         A I M Distributors, Inc.    PricewaterhouseCoopers LLP
Suite 100                  11 Greenway Plaza           11 Greenway Plaza           1201 Louisiana Street
Houston, TX 77046-1173     Suite 100                   Suite 100                   Suite 2900
                           Houston, TX 77046-1173      Houston, TX 77046-1173      Houston, TX 77002-5678

COUNSEL TO THE FUND        COUNSEL TO THE            TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP        INDEPENDENT TRUSTEES      AIM Investment Services, Inc. State Street Bank and Trust
3000 K N.W., Suite 500     Kramer, Levin, Naftalis &   P.O. Box 4739               Company
Washington D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739      225 Franklin Street
                           919 Third Avenue                                        Boston, MA 02110-2801
                           New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0% is eligible for the dividends received deduction for corporations.


                            AIM V.I. UTILITIES FUND

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     During some or all of the Registrant's last two fiscal years, PricewaterhouseCoopers, LLP ("PWC") served as principal accountant for the following series portfolios of the Registrant: AIM V.I. Real Estate Fund, AIM V.I. Core Stock Fund, AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Health Sciences Fund, AIM V.I. Leisure Fund, AIM V.I. Small Company Growth Fund, AIM V.I. Technology Fund, AIM V.I. Total Return Fund and AIM V.I. Utilities Fund.

     During some or all of the Registrant's last two fiscal years, Tait, Weller & Baker ("TWB") served as principal accountant for the following series portfolios of the Registrant: AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Premier Equity Fund and AIM V.I. Small Cap Equity Fund.

     The amounts set forth below show, among other things, fees billed by PWC and TWB to the Registrant in respect of such series portfolios, and certain affiliated entities of the Registrant.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees
                                                  Billed Applicable                            Percentage of Fees
                                                     to Non-Audit                             Billed Applicable to
                                                  Services Provided                            Non-Audit Services
                             Fees Billed for     for fiscal year end                           Provided for fiscal
                            Services Rendered      2004 Pursuant to       Fees Billed for         year end 2003
                            to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                           for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                                   2004             Requirement(1)     fiscal year end 2003     Requirement(1)(2)
                           -------------------   -------------------   --------------------   --------------------
Audit Fees                       $248,732                N/A                 $240,566                  N/A
Audit-Related Fees               $      0                  0%                $      0                    0%
Tax Fees(3)                      $ 29,580                  0%                $ 37,700                    0%
All Other Fees                   $      0                  0%                $      0                    0%
                                 --------                                    --------
Total Fees                       $278,312                  0%                $278,266                    0%

PWC billed the Registrant aggregate non-audit fees of $29,580 for the fiscal year ended 2004, and $37,700 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Tax fees for the fiscal year end December 31, 2004 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed A I M Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                            Fees Billed for                                Fees Billed for
                           Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                          Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                          fiscal year end 2004    Provided for fiscal   fiscal year end 2003    Provided for fiscal
                           That Were Required        year end 2004       That Were Required        year end 2003
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                          by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                            Audit Committee         Requirement(1)       Audit Committee(2)      Requirement(1)(3)
                         --------------------   --------------------   ---------------------   ----------------------
Audit-Related Fees                 $0                     0%                     $0                      0%
Tax Fees                           $0                     0%                     $0                      0%
All Other Fees                     $0                     0%                     $0                      0%
                                   --                                            --
Total Fees(4)                      $0                     0%                     $0                      0%

--------------------------------------------------------------------------------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $0 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

FEES BILLED BY TWB RELATED TO THE REGISTRANT

         TWB billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees
                                                  Billed Applicable                            Percentage of Fees
                                                     to Non-Audit                             Billed Applicable to
                                                  Services Provided                            Non-Audit Services
                             Fees Billed for     for fiscal year end                           Provided for fiscal
                            Services Rendered      2004 Pursuant to       Fees Billed for         year end 2003
                            to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                             for fiscal year         Pre-Approval       the Registrant for       of Pre-Approval
                                end 2004             Requirement(1)     fiscal year end 2003     Requirement(1)(2)
                            -----------------       --------------     --------------------   -------------------
Audit Fees                       $241,300                N/A                 $233,000                  N/A
Audit-Related Fees               $      0                 0%                 $      0                  0%
Tax Fees(3)                      $ 41,400                 0%                 $ 40,000                  0%
All Other Fees                   $      0                 0%                 $      0                  0%
                                 --------                                    --------
Total Fees                       $282,700                 0%                 $273,000                  0%

TWB billed the Registrant aggregate non-audit fees of $41,400 for the fiscal year ended 2004, and $40,000 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to TWB during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Tax fees for the fiscal year end December 31, 2004 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY TWB RELATED TO AIM AND AIM AFFILIATES

      TWB billed A I M Advisors, Inc ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                            Fees Billed for                                Fees Billed for
                           Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                          Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                          fiscal year end 2004    Provided for fiscal   fiscal year end 2003    Provided for fiscal
                           That Were Required        year end 2004       That Were Required        year end 2003
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                          by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                            Audit Committee         Requirement(1)       Audit Committee(2)      Requirement(1)(3)
                          --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees                $0                     0%                     $0                     0%
Tax Fees                          $0                     0%                     $0                     0%
All Other Fees                    $0                     0%                     $0                     0%
                                  --                                            --
Total Fees(4)                     $0                     0%                     $0                     0%

--------------------------------------------------------------------------------
 (1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to TWB during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

 (2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

 (3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

 (4) Including the fees for services not required to be pre-approved by the registrant's audit committee, TWB billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $0 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining TWB's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with TWB maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

    o Bookkeeping or other services related to the accounting records or financial statements of the audit client
    o Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
    o    Actuarial services
    o    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

    o    Management functions
    o    Human resources
    o    Broker-dealer, investment adviser, or investment banking services
    o    Legal services
    o    Expert services unrelated to the audit
    o Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)  Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Variable Insurance Funds

By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    February 25, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    February 25, 2005

By:      /s/ SIDNEY M. DILGREN
         -----------------------------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    February 25, 2005

                                  EXHIBIT INDEX

12(a)(1)  Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.